UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

W.W. Grainger, Inc.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GRAINGER

2024

Notice of Annual Meeting & Proxy Statement

4S687
GRAINGER
FOR THE ONES WHO GET IT DONE

Our Purpose

We Keep The World Working®

SM

Our Aspiration

We relentlessly expand our leadership position by being the go-to partner for people who build and run safe, sustainable, and productive operations.

Our Strategy

High-Touch Solutions model

We deliver compelling value-added MRO solutions through our teams of specialists and curated digital experiences.

- Advantaged MRO solutions
- Differentiated sales and services
- Unparalleled customer service

Endless Assortment model

We make business supply purchasing remarkably easy through a streamlined and transparent online relationship that provides access to everything a customer needs.

- Expansive product assortment
- Innovative customer acquisition and retention capabilities

Our Principles

The following principles are at the heart of how we work – with one another, our customers, suppliers, and communities.

The Grainger Edge

A Message from Our Chairman of the Board and
Chief Executive Officer
March 14, 2024
Dear Grainger Shareholders:
We are pleased to invite you to attend the 2024 annual meeting of shareholders of W.W. Grainger, Inc. on Wednesday, April 24, 2024, at 10 a.m. Central Time. This year’s annual meeting will be held at our headquarters located at 100 Grainger Parkway in Lake Forest, Illinois 60045.
At the meeting, we will report on our operations and other matters of current interest. Shareholders will also vote on the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, and any other matters properly brought before the meeting.
As in prior years, we have elected to deliver our proxy materials to the majority of our shareholders electronically. This delivery process allows us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. The Notice of Annual Meeting of Shareholders on the following page contains instructions on how to:
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vote by Internet, by telephone or by mail; and

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receive a paper copy of the proxy materials by mail.

Please take the time to carefully read the Notice of Annual Meeting of Shareholders and Proxy Statement that follow. Regardless of whether you plan to attend the meeting, please ensure that your shares are represented by giving us your proxy. You can do so by telephone, by Internet, or by signing and dating the enclosed proxy form and returning it promptly in the envelope provided.
We look forward to your participation at the meeting.
Sincerely,
D.G. Macpherson
Chairman of the Board and Chief Executive Officer
100 Grainger Parkway
Lake Forest, Illinois
60045-5201
(847) 535-1000

As we look to 2024 and beyond, our team will advance the Grainger Edge to remain focused on what matters: delivering on our growth drivers to improve the customer experience, providing exceptional service, strengthening our culture and meeting our financial goals across both models.

Notice of 2024 Annual Meeting of Shareholders
LOGISTICS
Date and Time 10:00 am, Central Time, on Wednesday, April 24, 2024
Place 100 Grainger Parkway, Lake Forest, IL
Record Date March 4, 2024
MEETING AGENDA	BOARD RECOMMENDATION
PROPOSAL 1: to elect 13 Director nominees named in the proxy statement for the ensuing year	Vote FOR all nominees
PROPOSAL 2: to ratify the appointment of Ernst & Young LLP (“EY”) as independent auditor for the year ending December 31, 2024	Vote FOR
PROPOSAL 3: to approve on a non-binding advisory basis the compensation of Grainger’s Named Executive Officers	Vote FOR

For additional information about our 2024 annual meeting of shareholders (the “2024 Annual Meeting”), see Questions and Answers beginning on page 79.
We will also consider any other matters that may properly be brought before the meeting (and any postponements or adjournments of the meeting).
Proxy Materials
This Notice of Annual Meeting of Shareholders, the following Proxy Statement, and the accompanying Form of Proxy were first distributed or made available to shareholders on or about March 14, 2024.
By order of the Board of Directors,
Ronald J. Edwards
Vice President, Corporate Secretary
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on April 24, 2024
This Notice of Annual Meeting of Shareholders, the following Proxy Statement, the accompanying Form of Proxy, and our 2023 Annual Report on Form 10-K are available under “Financials” in the Investor Relations section of our website at http://invest.grainger.com and also may be obtained free of charge on written request to the Corporate Secretary at Grainger’s headquarters, 100 Grainger Parkway, Lake Forest, Illinois 60045-5201.

Admission
Shareholders of W.W. Grainger, Inc. (“Grainger” or the “Company”), as of the Record Date, may attend the 2024 Annual Meeting. Due to space constraints and other security considerations, we are not able to admit the guests of either shareholders or their legal proxy holders.
Voting
Shareholders of Grainger, as of the Record Date, are entitled to vote, as follows:
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Shareholders have the right to cumulative voting in the election of Directors. For a definition of cumulative voting, see Questions and Answers—Voting Information/What is cumulative voting? How many votes do I have? on page 80; and

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Each share of Grainger common stock is entitled to one vote for each of the other proposals.

Regardless of whether you plan to attend the 2024 Annual Meeting, we hope you will vote as soon as possible. You may vote your shares during the 2024 Annual Meeting, electronically or by toll-free telephone number. If you received a paper copy of a proxy or a voting instruction card by mail, you may submit your proxy or voting instruction card before the 2024 Annual Meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. For specific instructions on voting, see Questions and Answers—Voting Information beginning on page 80.

INTERNET	TELEPHONE	MAIL
www.proxyvote.com up until 10:59 p.m. CT on April 23, 2024*	1-800-690-6903 up until 10:59 p.m. CT on April 23, 2024*	Mark, sign, and date your proxy card and return it in the pre-addressed postage-paid envelope we have provided or return it to: Vote Processing c/o Broadridge 51 Mercedes Way Edgewood, NY 11717

*
Until 10:59 p.m. CT on April 21, 2024, if your shares are held in the W.W. Grainger, Inc. Retirement Savings Plan (the “Retirement Savings Plan”), the W.W. Grainger, Inc. 401(k) Plan or the Company’s Employee Stock Purchase Plan.

Electronic Delivery of Proxy Materials
We encourage all shareholders to voluntarily elect to receive all proxy materials electronically. This helps reduce the paper mailed to you and supports our goal of minimizing our environmental footprint.
SIGN UP FOR E-DELIVERY AT WWW.PROXYVOTE.COM. Please have your 16-digit control number available.	BENEFITS OF E-DELIVERY: • immediate and convenient access to the materials • helps us reduce our impact on the environment • helps us reduce our printing and mailing costs

1	CORPORATE GOVERNANCE
1	The Role of the Board
3	Director Independence
4	Transactions with Related Persons
5	Board Qualifications, Attributes, Skills and Background
7	Attendance of Directors at Meetings
7	Annual Election of Directors
8	Candidates for Board Membership
9	PROPOSAL 1: ELECTION OF DIRECTORS
9	Director Nominees’ Experience and Qualifications
17	Board and Committee Meetings; Executive Sessions
17	Board Committees & Membership
18	Audit Committee
19	Board Affairs and Nominating Committee
20	Compensation Committee of the Board
21	Leadership Structure
21	Lead Director
22	Board, Committee and Director Evaluations
24	Board Oversight
26	Environmental, Social and Governance (ESG)
28	Political Activity
28	Other Communications with Directors
28	Available Information
29	Director Compensation
30	2023 Director Compensation Table
31	Ownership of Grainger Stock
32	Delinquent Section 16 Reports
33	Report of the Audit Committee
34	Audit Fees and Audit Committee Pre-Approval Policies and Procedures
35	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR
36	Report of the Compensation Committee of the Board
37	EXECUTIVE COMPENSATION
37	Compensation Discussion and Analysis
39	Executive Summary
42	Compensation Philosophy, Plans and Practices
55	Compensation Tables
62	Employment Agreements, Change in Control and Termination of Employment Arrangements
71	CEO Pay Ratio
72	Pay Versus Performance Disclosure
77	Equity Compensation Plans
78	PROPOSAL 3: SAY ON PAY
79	QUESTIONS AND ANSWERS
79	Proxy Materials
79	Attending the 2024 Annual Meeting
80	Voting Information
82	Information not Incorporated Into This Proxy Statement
82	Forward-Looking Statements
A-1	APPENDIX A—CATEGORICAL STANDARDS FOR DIRECTOR INDEPENDENCE
B-1	APPENDIX B—NON-GAAP FINANCIAL MEASURES AND DEFINITIONS

invest.grainger.com	1	●
Corporate Governance
The Role of the Board
The Board of Directors (the “Board”) acts as the steward of the Company for the benefit of the shareholders. The Directors have a wealth of business experience and a solid track record in situations relevant to the Company’s strategy and operations.
The Board recognizes the importance of ensuring that our strategy is designed and executed to create sustainable long-term value for Grainger’s shareholders and other stakeholders. The Board plays an active role in formulating strategy and overseeing its implementation as to business, operational, financial, regulatory, environmental, social and governance (“ESG”) and other matters.
The Board has a robust annual strategic planning process during which key elements of our business, financial plans, strategies and near-term and long-term initiatives are explained and reviewed. This process culminates with an extended Board session with our senior leadership team to review Grainger’s overall strategy, talent, opportunities, capabilities, as well as risks and challenges. In addition to business strategy, the Board reviews Grainger’s short-term and long-term financial plans, which serve as the basis for the operating and capital plans for the upcoming year. The annual strategy process also helps shape the strategic content presented in our communications with the investment community. In addition to annual strategic reviews, the Board works with appropriate members of the Company’s management team, which in turn consults with external advisors on a biennial basis to identify and prioritize key risks to the Company based on factors such as materiality and timeline implications. Further, the Board’s continuous evaluation of the Company’s strategic progress and risk oversight enables it to identify new opportunities and emerging risks with respect to our strategy and plans throughout the year.
Through its Committees (as defined herein), the Board oversees Grainger’s approach to ESG. In addition, at least annually, management briefs the entire Board on the Company’s progress in executing its ESG strategy and delivering on its commitments.
The Board closely monitors and helps ensure that Grainger’s management processes and financial resources have been effectively deployed to fulfill our purpose—We Keep the World Working®—and to remain the go-to-partner for people who build and run safe, sustainable and productive operations. In 2024, the Company will focus on the following four priorities as we aim to continue serving our customers’ maintenance, repair and operating (“MRO”) solutions better than anyone else, grow market share profitably and make Grainger a great place to work:
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Drive profitable market share gains by delivering on our growth drivers and service improvements;

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Integrate operational excellence and productivity in all we do to keep our business healthy and sustainable;

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Strengthen our culture and ensure an outstanding team member experience by consistently demonstrating our principles; and

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Meet our financial goals across both the high-touch solutions and endless assortment business models.

Board Actions
The Board believes that a diverse, experienced and vibrant board significantly contributes to the broad-based thinking needed to reach sound decisions. These attributes equip the Board to oversee the Company in meeting both current challenges and future needs and ultimately assists in driving shareholder value. The 2024 Board slate consists of 13 Director nominees with various experiences and backgrounds, including five non-employee Directors appointed since 2020 and one new independent nominee, Cindy J. Miller (the “New Nominee”). The appointment of these new Directors demonstrates the Board’s commitment to gaining the benefits of broad perspectives and backgrounds.
The Board’s various experiences and viewpoints benefit the Company most when they are aligned with our global business needs, reflective of our strong corporate governance practices, and consistent with our ESG goals. As a result of the Board’s ongoing refreshment efforts, we have added Directors with expertise in the technology and digital space as well as in leading ESG initiatives for a global business. Our five newest non-employee Directors, George S. Davis, Katherine D. Jaspon, Christopher J. Klein, Susan Slavik Williams, and Steven A. White, along with Cindy J. Miller, the New Nominee, bring valuable perspectives and experiences in addition to enhancing the diversity of our Board.
Corporate Culture: The Grainger Edge
The Board strongly believes that the Company’s culture must be tightly aligned with its business strategy to create value. To that end, the Board is actively engaged with senior management in cultivating Grainger’s culture. The Board believes that a purpose-driven culture has been an asset of the Company that creates a sustainable competitive advantage. Building on the Company’s strong foundation while evolving a framework to address future challenges is critical to Grainger’s continued success.
In 2019, the Company introduced the Grainger Edge, a strategic framework that defines Grainger, including why Grainger exists and how team members work together to achieve Grainger’s objectives.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	2	2024 proxy statement
The Grainger Edge includes a set of principles that defines the behaviors expected from team members as they work with each other, customers and suppliers. As highlighted on the inside of this Proxy Statement’s cover page, the Grainger Edge principles are:
• Start with the customer. • Act with intent. • Win as one team. • Embrace curiosity.	• Compete with urgency. • Invest in our success. • Do the right thing.
The Grainger Edge principles support the Company’s commitment to building an inclusive culture where all team members operate under the highest ethical standards both inside and outside of the Company. The Board fully endorses these principles and believes that alignment to them creates value for shareholders.
The Grainger Edge also is foundational to the Company’s customer-focused business strategy. This strategy aims to consistently gain share through two distinct business models, positioning Grainger to leverage its scale and supply chain to support customers with a variety of needs.
The Company aligns its pay for performance compensation philosophy with the Grainger Edge to help further the Company’s strategy and long-term value creation. In 2023, the Company began providing its Pay Versus Performance Disclosure reflecting compensation paid to its principal executive officers. See Pay Versus Performance Disclosure beginning on page 72.
The Board is actively engaged in making the Grainger Edge a successful foundational framework for the Company and its employees in an effort to consistently serve customers and gain share. The Board understands that top talent is necessary to achieve these goals and supports the Company’s commitment to providing employees with resources designed to help them succeed. The Company’s culture and principles advance the Board’s priority of ensuring that the Company attracts, retains, motivates, and develops top diverse talent across the Company. The Board routinely conducts in-depth reviews of senior leaders and their development. This engagement gives the Board insight into the Company’s talent and succession plans.
The Board believes a culture of legal and ethical behavior is essential to positioning the Company to achieve its goals. In 2023, the Board adopted both a new clawback policy and insider trading policy. Additionally, our Business Conduct Guidelines apply to all Directors, officers, and employees and were updated in February 2024.
Delivering business results and creating a sustainable business that does the right thing has guided the Company for nearly 100 years. The continuing commitment to these objectives is illustrated by the Company’s ESG initiatives. The Board believes that a thoughtfully articulated ESG approach can help build resilient processes, keep employees more engaged and enable quicker decision-making. These benefits have positioned us to build a sustainable end-to-end supply chain to continue to serve our customers well. See Environmental, Social and Governance (ESG) beginning on page 26.
Collectively, the activities of the Board and its Committees in reviewing strategy, ESG, culture, talent, and ethical behavior enable the Company to help millions of customers worldwide keep their operations running and their people safe.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	3	●
Corporate Governance Practices
The Company has a history of strong corporate governance. A key priority of the Board is to set the “tone at the top.” This is reflected in the Board’s commitment to governance policies and practices that serve the interests of the Company and its shareholders. Key aspects include:

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12 of our 13 Director nominees are independent

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Annual election of Directors

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100% independent Board Committees

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Majority voting with Director resignation policy

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Cumulative voting rights in Director elections

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Proxy access in Bylaws

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Shareholders may call special meetings

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No poison pill or shareholder rights plan

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No “overboarded” Directors under ISS voting guidelines

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Board orientation and education programs

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Active shareholder engagement

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31% of our Director nominees are women and 23% of our Director nominees are racially diverse

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A racially diverse Director chairs the Compensation Committee

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Skills/demographics matrix regularly reviewed and annually disclosed

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Commitment to Board refreshment—five new Directors since 2020 and the New Nominee for the 2024 Annual Meeting

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Well-defined Director recruitment strategy and process

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Appropriate mix of Director tenures

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Age 72 retirement guideline

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Robust Director selection process

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Onboarding orientation centered on strategy, competition, financial reporting, and risk management

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Annual Board and Committee evaluations and Director self-assessments

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Independent Lead Director, elected annually by and from the independent Directors

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Regular executive sessions, where independent Directors meet without management present to allow for candid discussion of management performance, succession planning, and other sensitive matters

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Active Board oversight of strategy, risk management, corporate culture, and ESG initiatives

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Annual review of Enterprise Risk Management (“ERM”) programs

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Committees assist in oversight of risk areas related to Committee responsibilities

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Active role in succession planning and management development

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Business Conduct Guidelines, Equity Award Agreement Clawback Provisions, NYSE-Compliant Clawback Policy, Equity Ownership Requirements, and Prohibition on Hedging/Pledging of Company Stock under the Company’s insider trading policy

Operating Principles for the Board of Directors
The Board recognizes that defining its role is an evolving process and has established Operating Principles for the Board of Directors (the “Operating Principles”) as a general framework to assist the Board in fulfilling its duties and responsibilities. Each year, the Board reviews and, as appropriate, revises the Operating Principles to address emerging needs and practices. The Operating Principles are available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com.
Director Independence
Our Board of Directors is committed to excellence in its governance practices, including director independence and Board composition. The Board determined that each Director nominee, except Mr. Macpherson, is independent.
The Board has adopted “categorical standards” to assist it in making independence determinations of Director nominees. The categorical standards are intended to help the Board determine, for example, whether certain relationships between nominees and the Company are “material relationships” for purposes of the New York Stock Exchange (“NYSE”) independence standards. The categorical standards adopted by the Board have more restrictive thresholds than the NYSE’s bright line revenue test for independence. The categorical standards adopted by the Board are set forth in Appendix A to this Proxy Statement and are also available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com.
The Board considered a variety of factors, including any related party transactions, in assessing the independence of our Directors and the New Nominee against the NYSE’s independence standards and the Company’s categorical standards. The Board also considered ordinary course business transactions and charitable donations by the Company to companies or organizations where a Director or the New Nominee serves as an officer and/or a board member. The Board has determined that all 11 of our non-employee Director nominees and the New Nominee have no direct or indirect material relationship with the Company within the meaning of the NYSE independence standards and the Company’s categorical standards and, accordingly, meet the requirements for “independence” set forth in the NYSE’s listing standards. The Board has also determined that Ms. Hailey, who is not standing for re-election at the 2024 Annual Meeting, has no direct or indirect material relationship with the Company within the meaning of the NYSE independence standards and the Company’s categorical standards.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	4	2024 proxy statement
Transactions with Related Persons
Grainger’s Business Conduct Guidelines require that conflicts of interest in any form be avoided. The Board has adopted written policies and procedures, to be applied by the Board Affairs and Nominating Committee of the Board (the “BANC”), for the review, approval, or ratification of any transactions with related persons. Those policies and procedures apply to any proposed transaction in which Grainger is a participant, the amount involved exceeds $120,000, and any Director, the New Nominee, executive officer, or significant shareholder or any immediate family member of such a person has a direct or material indirect interest. The policy requires that any such proposed transaction be previously reviewed by the BANC to determine, among other things, the benefits of the transaction to Grainger, the availability of other sources of comparable products or services, and whether the terms of the proposed transaction are comparable to those provided to unrelated third parties. The BANC determined that the Company did not engage in any related person transactions in 2023.
In the ordinary course of its operations during 2023, Grainger engaged in various types of transactions with organizations with which Directors are associated in their principal business occupations or otherwise. Specifically, in the ordinary course of its business during 2023, Grainger bought products and/or services from, or sold products and/or services to, companies with which Mses. Jaspon, Miller, Perez, and Slavik Williams are or were associated as senior executives or otherwise as of December 31, 2023. In no instance did the total amount of the purchases from or sales to any such company during 2023 represent more than 0.390% of the consolidated gross revenues of that company for the year or more than 0.220% of the consolidated gross revenues of Grainger for the year. We believe that such transactions have been conducted on an arm’s-length basis and do not represent a material interest to the Directors.
In addition, as part of its overall 2023 charitable contributions program, Grainger made donations to tax-exempt organizations with which one or more Directors serve as officers, Directors or trustees. In no instance did the total amount of the contributions to any charitable organization exceed $35,480 during 2023.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	5	●
Board Qualifications, Attributes, Skills and Background
We determined that the Board’s various experiences and viewpoints benefit us most when they are aligned with our global business needs, our strong corporate governance practices, and our ESG goals. As a result of the Board’s ongoing refreshment efforts, in recent years, we added Directors with expertise in technology, digital commerce, and ESG. The five Directors added to the Board since 2020, George S. Davis, Katherine D. Jaspon, Christopher J. Klein, Susan Slavik Williams and Steven A. White, and our New Nominee, Cindy J. Miller, bring valuable perspectives and experiences while enhancing diversity.
The Directors’ varied perspectives support our business as a broad line, business-to-business distributor of MRO products and services with 2023 sales of approximately $16.5 billion. The Company operates through its distribution centers, eCommerce platform, contact centers, branches and sales and service representatives with more than 26,000 employees primarily in North America, Asia and Europe. More than 5,000 primary suppliers worldwide provide the Company with approximately 2 million MRO products and services in our High-Touch Solutions businesses and more than 13 million and 22 million products offered by Zoro and MonotaRO, respectively, in our Endless Assortment segment, stocked globally in the Company’s distribution centers and branches worldwide. More than 4.5 million customers worldwide rely on the Company.
Director Nominees’ Qualifications, Attributes, Skills and Background Matrix
The following table highlights specific experience, qualifications, attributes, skills, and background information that the Board considered for each Director nominee. A particular Director nominee may possess additional experience, qualifications, attributes, or skills, even if not indicated below.
Corporate Governance/Public Company Experience	Government/Public Policy	Marketing/Sales & Brand Management

Experience serving as a public company director; demonstrated understanding of current corporate governance standards and best practices in public companies	Experience overseeing complex regulatory matters that are integral to a business	Experience managing a marketing/sales function, and in increasing the perceived value of a product line or brand over time in the market
Digital/eCommerce	Human Resources/Compensation	Operational/Strategy

Experience implementing digital and omni-channel strategies and/or operating an eCommerce business	Experience managing a human resources/ compensation function; experience with executive compensation and broad-based incentive planning	Experience developing and implementing operating plans and business strategy
Environmental, Social and Governance	International	Real Estate

Informed on Company issues related to ESG while monitoring emerging issues potentially affecting the reputation of the business	Experience overseeing a complex global organization	Experience overseeing complex real estate matters that are integral to a business
Business Ethics	Public Company/Leadership	Risk Assessment & Risk Management

Track record of integrity, uncompromising moral principles and strength of character	“C-Suite” experience with a public company and/or leadership experience as a division president or functional leader within a complex organization	Experience overseeing complex risk management matters
Finance/Capital Allocation	Supply Chain/Logistics	Technology/Cybersecurity

Knowledge of finance or financial reporting; experience with debt and capital market transactions and/or mergers and acquisitions	Experience in supply chain management encompassing the planning and management of all activities involved in sourcing and procurement, conversion, and all logistics management activities	Experience implementing technology strategies and managing/mitigating cybersecurity risks
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	6	2024 proxy statement
Adkins	Davis	Jaspon	Klein	Levenick	Macpherson	Miller	Novich	Perez	Santi	Slavik Williams	Watson	White
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The following age, Board tenure, gender, and race/ethnicity information of the Board nominees is current as of March 14, 2024:
Board Refreshment Process
The Board believes that a fully engaged Board is a strategic asset of the Company, and fresh viewpoints and perspectives are important for informed decision-making. At the same time, the Company believes that year-over-year Director continuity is beneficial to shareholders as Directors develop a deeper understanding of the Company over time.
The Board plans for vacancies well before they arise and periodically evaluates whether its Directors collectively have the right mix of experiences, qualifications, attributes, skills, backgrounds, and diverse viewpoints necessary for it to be a good steward for the Company’s shareholders.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	7	●
The results of these evaluations are used to help inform searches for potential Board nominees and to screen Director candidates. The Board codified this evaluation practice into the charter of the BANC in 2017.
In planning for Board refreshment and Director succession, the BANC periodically considers potential Director candidates. As a result of these ongoing reviews, in the last four years, five new independent Directors have joined the Board.
The Board has established principles for selecting Directors in the Company’s Criteria for Membership on the Board of Directors (the “Criteria”). The Criteria list various factors that the BANC should consider in reviewing candidates for the Board. Grainger’s Criteria provide that Directors who will be age 72 as of the next annual meeting generally will not be nominated. Last year, the Board determined not to apply this age guidance for V. Ann Hailey for one year to retain her unique experience and expertise as Audit Committee Chair. This year, Ms. Hailey will not stand for election at the annual meeting.
Board Tenure
As a group, the average Board tenure of the 2024 nominees for election to the Board, not including the New Nominee, is approximately 8 years, with 45% of the non-employee nominees having tenure of less than five years. See Board Qualifications, Attributes, Skills, and Background beginning on page 5 for a matrix reflecting tenure for each nominee.
Board Diversity
In addition to stating the desired relevant business experience, qualifications, attributes and skills for Directors, the Criteria also enumerate personal characteristics that should be considered, including reputation for ethics and integrity, sound judgment, independent and objective thought, and respect for diverse opinions.
Regarding diversity, the Criteria specify that consideration will be given to candidates without regard to race, color, religion, gender or national origin. To ensure that the Board benefits from diverse perspectives, it seeks qualified nominees from a variety of backgrounds, including gender, age, and racial and/or ethnic diversity. In any retained search for Board candidates, the Board interviews slates that include both gender and racially/ethnically diverse candidates. This practice was codified as a Board practice in the Criteria in 2019.
Attendance of Directors at Meetings
As set forth in the Operating Principles, all Directors are expected to attend the annual meeting of shareholders, Board and Committee meetings, and to spend the time needed to properly discharge their duties. All Directors then serving attended the 2023 annual meeting of shareholders (the “2023 Annual Meeting”).
In addition, during 2023, no Director attended fewer than 75% of the total number of meetings of the Board and of the Committees on which they served. This strong attendance, in addition to high engagement levels amongst our Directors, underscores that our processes designed to ensure our Directors are not overcommitted remain effective.
Annual Election of Directors
The Company’s Directors are elected for a one-year term each year at the annual meeting of shareholders. Each nominee will, therefore, serve until the 2025 annual meeting of shareholders (the “2025 Annual Meeting”) if elected or until as otherwise provided in the Grainger bylaws or the nominating resolution. Twelve Director nominees, all current Board members, and the New Nominee, have been nominated by the Board for election. Ms. Hailey will not stand for re-election.
As required under Illinois law, majority voting and cumulative voting apply to all Director elections. Under our majority voting standard, Directors are elected by vote of a majority of the shares of the Company’s common stock present or represented by proxy and entitled to vote at the annual meeting. Under cumulative voting, shareholders have the right to cumulate their votes in the election of Directors. This means that shareholders have a number of votes in the election equal to the number of shares owned multiplied by the number of Directors being elected. Shareholders may cast those votes for the nominees as they choose. For example, all votes may be cast for one nominee, or may be apportioned among two or more nominees. For all other matters except the election of Directors, each share is entitled to one vote.
In addition to “For” votes, Shareholders may vote “Against” a Director nominee or elect to “Abstain.” A shareholder’s abstention on a Director nominee will have the same effect as a vote against the election of that Director nominee. Assuming a quorum is present, broker non-votes will not affect the outcome of the vote. If any of the nominees for Director mentioned below should be unavailable for election, a circumstance that is not expected, the person or persons voting your proxy may exercise discretion to vote for a substitute nominee selected by the Board.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	8	2024 proxy statement
Candidates for Board Membership
The BANC recommends to the Board candidates for Board membership. Before making any recommendation, the BANC reviews the results of the annual Board evaluation process and its skills matrix in determining the desired skill set for potential new candidates. The BANC then determines the preferred qualities and characteristics for potential Board nominees by periodically evaluating whether the Board members collectively have the right mix of experience, qualifications, attributes, skills, backgrounds, and diverse viewpoints necessary for the Board to be a good steward for the Company’s shareholders.
The BANC screens Board candidates based on a number of criteria, including ethical standards, judgment, independence and objectivity, strategic perspective, record of accomplishment, business knowledge, experience applicable to the Company’s goals, and diversity.
The BANC has established a long-standing relationship with a nationally recognized third-party search firm. This firm has assisted the BANC over the years in identifying, evaluating, recruiting and screening potential new Directors that satisfy the Board’s criteria.
In addition to Board candidates identified by the BANC, suggestions as to nominees are received from the Directors, employees, shareholders, and other parties.
Grainger’s bylaws, which can be found at http://invest.grainger.com under “Governance Documents,” include proxy access rights under which qualified shareholders can submit director nominations for inclusion in our proxy statement.
Any shareholder who would like the BANC to consider a candidate for Board membership should send a letter of recommendation containing the name and address of the proposing shareholder and of the proposed candidate and setting forth the business, professional and educational background of the proposed candidate, as well as a description of any agreement or relationship between the proposing shareholder and proposed candidate. A written consent of the proposed candidate to be identified as a nominee and to serve as a Director if elected must also be provided. The communication should be sent by mail or other delivery service to the attention of the Corporate Secretary at the Company’s headquarters. See Questions and Answers beginning on page 79 for more information.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	9	●
PROPOSAL 1: Election of Directors
What are you voting on?
At the 2024 Annual Meeting, 13 Directors are to be elected to hold office until the 2025 Annual Meeting and until their successors have been elected and qualified. Each Nominee is a current Grainger Board member who was elected by shareholders at the 2023 Annual Meeting, except for Messrs. Davis and Klein who were appointed to the Board in July 2023 and December 2023, respectively, and Ms. Miller who is standing for election to the Board for the first time.
The Board recommends a vote “FOR” each of the Director Nominees named in this proxy statement.
Director Nominees’ Experience and Qualifications
The nominees have provided the following information about themselves, including their ages as of March 14, 2024, and their relevant background, including experience for at least the past five years. The Company’s nominees have varied experience, qualifications, attributes, skills, and backgrounds that assist them in their oversight of the Company.
The Board has identified experiences, qualifications, attributes, skills, and backgrounds that, in light of the Company’s business, structure and challenges, are relevant to service on the Board. The Board considers nominees who have demonstrated integrity and accomplishment in their business and professional careers and who possess the necessary experience and background to contribute to the Board and the Company. In addition, the nominees for re-election have engaged in continuing education and other programs to remain current in their particular areas of expertise, to further their understanding of corporate governance, and in other matters relevant to the Company.
The Board believes each of the current nominees qualifies for service on the Board. Moreover, each of the current nominees has significant leadership experience in large, multifaceted organizations. This leadership experience includes developing and executing corporate strategy, overseeing operations, and identifying and managing risks in organizations similar in size or complexity to the Company.
The summaries provided below are not comprehensive of each nominee’s background, but are provided to describe the primary experience, qualifications, attributes, skills, and background that led the Board to nominate each individual.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	10	2024 proxy statement
Rodney C. Adkins Independent Director Former Senior Vice President, IBM; President, 3RAM Group LLC	Age: 65 Years on Grainger’s Board: 10 Director Since: 2014 Grainger Board Committees: BANC, Chair, CCOB

Mr. Adkins serves as president 3RAM Group, LLC and served as a Senior Vice President at International Business Machines (“IBM”), where he held various senior roles, including heading Corporate Strategy. In over 30 years with IBM, he developed a broad range of experience, including extensive experience in emerging technologies, global business operations, product development, and brand management. He also gained significant experience managing and understanding corporate finance, financial statements and accounting through his many operational roles with IBM. Additionally, Mr. Adkins managed IBM’s supply chain and procurement, giving him direct insight into global trade and supply chains, and the role of distributors in those efforts.
Mr. Adkins has extensive experience in corporate governance matters, is a recognized leader in technology and technology strategy, and serves as a director of other publicly traded companies with additional responsibilities, including one board chairmanship, and two compensation committee and one audit committee assignments.

Other Current Public Company Boards
•
Avnet, Inc. (Chairman of the Board; Chair, executive committee; corporate governance committee)

•
PayPal Holdings, Inc. (audit, risk and compliance committee; corporate governance and nominating committee)

•
United Parcel Service, Inc. (Chair, risk committee; executive committee; compensation and human capital committee)

Business and Other Experience
•
3RAM Group LLC (2015-present), a privately held company specializing in capital investments, business consulting services and property management, where Mr. Adkins serves as President.

•
IBM, a globally integrated technology and consulting company, where Mr. Adkins held numerous development and management roles, including Senior Vice President of Corporate Strategy (2013-2014); Senior Vice President of Systems and Technology Group (2009-2013); Senior Vice President of Development & Manufacturing (2007-2009); and Vice President of Development of IBM Systems and Technology Group (2003-2007).

Prior Public Company Boards • PPL Corporation (2014-2019) (audit committee; finance committee) • Pitney Bowes Inc. (2007-2013) (audit committee; executive compensation committee)
Qualifications, Attributes and Skills

George S. Davis Independent Director Interim Chief Executive Officer, Pallidus; former Executive Vice President and Chief Financial Officer, Intel Corporation	Age: 66 Years on Grainger’s Board: 1 Director Since: 2023 Grainger Board Committees: Audit (Audit Committee Financial Expert), BANC

Mr. Davis currently serves as the interim CEO of Pallidus, a provider of silicon carbide technology, a role he assumed in 2023. Previously he served as CFO for three global, public companies for 16 years as part of a career spanning over 40 years and has deep knowledge of the semiconductor industry. From 2019-2022, he served as Executive Vice President, Chief Financial Officer of Intel Corporation, where he headed the global finance organization. Prior to joining Intel, Mr. Davis spent six years as Executive Vice President and Chief Financial Officer at Qualcomm Inc. and seven years in the same role at Applied Materials, Inc. At Applied Materials, he became the CFO after six years with the company where he began as Corporate Vice President and Treasurer, overseeing the treasury and tax organizations. Prior to that he spent 20 years at Atlantic Richfield Company (“ARCO”) in roles, including in assistant treasurer positions and later as CFO for ARCO’s EMEA business.
Mr. Davis has expertise in corporate strategy and transformation, capital markets, mergers and acquisitions (“M&A”), information technology, cybersecurity, ESG and investor and government relations among others. His background includes engaging with boards on strategy finance, risk management, governance, compensation, and activism. Mr. Davis serves as a trustee for the Old Globe Theater in San Diego and as chairman for the United States arm of A4S (Accounting for Sustainability), a non-profit under the King’s Trust, seeking to embed sustainability in organizations’ strategy, operations, and reporting.

Business and Other Experience
•
Pallidus, a provider of silicon carbide technology, where Mr. Davis has been interim Chief Executive Officer since 2023 and a Director since 2022.

•
Intel Corporation, a leading semiconductor company, where Mr. Davis held the position of Executive Vice President and Chief Financial Officer (2019-2022).

•
Qualcomm, Inc., a wireless technology innovator, where Mr. Davis held the position of Executive Vice President and Chief Financial Officer (2013-2019).

•
Applied Materials, Inc., a materials engineering solutions provider, where Mr. Davis held the position of Executive Vice President, Chief Financial Officer (2006-2013), Group Vice President, Corporate Business Development (2005-2006), and Corporate Vice President and Treasurer (2000-2005).

Qualifications, Attributes and Skills
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	11	●
Katherine D. Jaspon Independent Director Chief Financial Officer, Inspire Brands, Inc.	Age: 47 Years on Grainger’s Board: 3 Director Since: 2021 Grainger Board Committees: Audit (Audit Committee Financial Expert), BANC

Ms. Jaspon serves as Chief Financial Officer of Inspire Brands, Inc., a multi-brand restaurant company whose portfolio includes nearly 32,000 restaurants worldwide. Ms. Jaspon oversees all accounting and reporting, tax, financial planning and analysis, treasury, and internal audit functions for Inspire and its brands. She is also responsible for managing Inspire’s relationships with lending institutions, investors, and the financial community.
Prior to joining Inspire in December 2020, Ms. Jaspon served as the Chief Financial Officer of Dunkin’ Brands Group, Inc., the former parent company of Dunkin’ and Baskin-Robbins, where she led all finance-related functions, as well as investor relations since 2017. In this role, she oversaw global financial planning and analysis, accounting, financial reporting, tax, treasury, enterprise risk management, payments, insurance, and demand planning functions. During her 15-year tenure with Dunkin’ Brands, Ms. Jaspon led several transactions, including the company’s initial public offering and follow-on equity offerings, securitizations and numerous debt transactions, the divestiture of a brand, and the sale of Dunkin’ Brands to Inspire. Previously, Ms. Jaspon spent eight years at KPMG LLP as an auditor. She is a certified public accountant. Ms. Jaspon previously served as a member and chair of the audit committee of the board of directors of MOD Pizza LLC and also serves on various non-profit boards.

Business and Other Experience
•
Inspire Brands, Inc. (2020-Present), a multi-brand restaurant company, where she serves as Chief Financial Officer.

•
Dunkin’ Brands Group, Inc. (2005-2020), a quick service restaurant franchisor (Dunkin’ Brands), where Ms. Jaspon has held various roles, including Senior Vice President, Chief Financial Officer (2017-present), Vice President, Finance and Treasury (2014-2017), Vice President, Controller and Corporate Treasurer (2010-2014), and Director, Assistant Controller (2005-2010). In December 2020, Inspire Brands acquired Dunkin’ Brands.

•
KPMG LLP (1997-2005), a global audit, tax and advisory services firm, where Ms. Jaspon held various roles, including Senior Manager.

Qualifications, Attributes and Skills
Christopher J. Klein Independent Director Former Executive Chairman and Chief Executive Officer, Fortune Brands Home & Security, Inc.	Age: 60 Years on Grainger’s Board: <1 Director Since: 2023 Grainger Board Committees: Audit (Audit Committee Financial Expert), BANC

Mr. Klein served as Chief Executive Officer, Fortune Brands Home & Security, Inc. He led the spin-off of the Fortune Brands Home & Security division into its own public company in October 2011. From the initial public offering until his 2020 retirement, the newly public company’s revenues doubled and profits increased by 15 times. Prior to joining Fortune Brands, Mr. Klein served in a series of roles in the financial services sector and as a management consultant at McKinsey & Co. advising clients in this sector. He acquired significant experience in corporate strategy, distribution, branding, M&A, and restructuring and developing businesses.
Mr. Klein has extensive experience in corporate governance matters and serves as a director of other publicly traded companies with additional responsibilities, including chairing at separate companies a nominating / ESG committee and a compensation committee. He also previously served as an executive chairman of the Fortune Brands Home & Security board. Mr. Klein also serves as the Chairman of the Board of Ravinia Music Festival and as an Advisory Board Member to the University of Iowa Tippie School of Business.

Other Current Public Company Boards
•
Thor Industries (Chair, nominating / ESG committee, audit committee)

•
Vontier Corporation (Chair, compensation committee; nominating and governance committee)

Business and Other Experience
•
Fortune Brands Home & Security, Inc. (spun out of Fortune Brands in 2011) (2003-2020), a manufacturer of home and securities products, where Mr. Klein joined in 2003 as SVP Strategy / Corporate Development / HR, was named President and CEO Fortune Brands Home Division in 2009, and became CEO of Fortune Brands Home & Security, Inc. upon its public listing in October 2011. Upon his retirement as CEO in January 2020, he became Executive Chairman of the Board through December 2020.

•
Bank One (2001-2003), a bank now merged with JPMorgan Chase & Co., where as Executive Vice President Mr. Klein restructured businesses and developed the bank’s payments strategy.

Prior Public Company Boards • Fortune Brands Home & Security, Inc. (2011-2020)
Qualifications, Attributes and Skills
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	12	2024 proxy statement
Stuart L. Levenick Independent Director Former Group President, Caterpillar, Inc.	Age: 71 Years on Grainger’s Board: 18 Director Since: 2005 Grainger Board Committees: Audit (Audit Committee Financial Expert), BANC

Mr. Levenick served as a Group President of Caterpillar Inc., leading several divisions for 10 years as part of a 37-year career at the company, in various leadership roles, including as the senior executive of Caterpillar’s former joint venture with Mitsubishi in Japan. He has extensive international operations experience as a result of positions outside of the United States in Japan, Singapore, Russia and other countries for more than 20 years. During his career at Caterpillar, Mr. Levenick held leadership roles with operational responsibility for supply chain and logistics, engineering and design, manufacturing, global parts and product support, and global dealer and marketing functions. In addition, he led Caterpillar’s global human resources and global purchasing functions.
Mr. Levenick also has experience sitting on and chairing the audit and finance committees of other public companies and brings a broad range of experience to the Board based on his service as the lead director of Entergy Corporation. Mr. Levenick is a former chairman and director of the Association of Equipment Manufacturers and is a director of the University of Illinois Foundation. Previously he served as a director of the U.S.-Japan Business Council, the U.S.-China Business Council, the U.S.-Russia Business Council, and as executive director of the U.S. Chamber of Commerce.

Other Current Public Company Boards
•
Finning International Inc. (Chair, audit committee, governance and risk committee)

•
Entergy Corporation (Lead Independent Director) (Chair, corporate governance committee; executive and nuclear committee)

Business and Other Experience
•
Caterpillar Inc., a leading manufacturer of construction and mining equipment, where Mr. Levenick held various leadership roles, including Group President, Customer & Dealer Support (2004-2015).

•
Executive Office Member (2004-2015); Group President of Caterpillar Inc. (2004- 2014); Vice President, Caterpillar Inc. and Chairman of Shin Caterpillar Mitsubishi Ltd. (2000-2004); and Vice President, Asia Pacific Division (2001-2004). Prior to 2000, he held various senior positions with Caterpillar in North America, Asia, and Europe.

Qualifications, Attributes and Skills
D.G. Macpherson Director Chairman and Chief Executive Officer, W.W. Grainger, Inc.	Age: 55 Years on Grainger’s Board: 6 Director Since: 2017
Mr. Macpherson has served Grainger in many capacities over his more than 15 years with Grainger, including developing Company strategy, overseeing the launch of Grainger’s U.S. endless assortment business, Zoro Tools, Inc., building the Company’s supply chain capabilities globally and realigning the U.S. business to create greater value for customers of all sizes. Mr. Macpherson also has extensive experience in strategic planning, development and execution. Mr. Macpherson joined Grainger in 2008 after working closely with Grainger for six years as a partner and managing director at The Boston Consulting Group, a global management consulting firm, where he was a member of the Industrial Goods Leadership Team.

Business and Other Experience
•
Chairman of the Board of the Company, a position assumed in October 2017, and Chief Executive Officer of the Company, a position assumed in October 2016, at which time Mr. Macpherson was also appointed to the Board of Directors.

•
Previously, Mr. Macpherson held numerous senior management roles at the Company, including Chief Operating Officer (2015-2016); Senior Vice President and Group President, Global Supply Chain and International (2013-2015); Senior Vice President and President, Global Supply Chain and Corporate Strategy (2012-2013); and Senior Vice President, Global Supply Chain (2008-2012).

•
The Boston Consulting Group, Partner, and Managing Director (2002-2008).

Prior Public Company Boards • International Paper Company (2021-2024)
Qualifications, Attributes and Skills
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	13	●
Cindy J. Miller Independent Director Director and President and Chief Executive Officer, Stericycle, Inc.	Age: 61 Years on Grainger’s Board: New Nominee

Ms. Miller serves as Director since February 2019 and as President and Chief Executive Officer since May 2019 of Stericycle, Inc. after serving as President and Chief Operating Officer since October 2018. Ms. Miller previously served as President, Global Freight Forwarding for United Parcel Service (“UPS”), a multinational package delivery and supply chain management company, from April 2016 to September 2018 and as President of UPS’s European region from March 2013 to March 2016.
Ms. Miller has significant transportation and logistics expertise, and she also has deep knowledge and experience in the healthcare industry, business transformation and change management, operations management, strategy, safety and international business. Ms. Miller also serves as a director of UGI Corporation.

Other Current Public Company Boards • Stericycle, Inc. • UGI Corporation (compensation and management development committee; safety, environmental and regulatory compliance committee)
Business and Other Experience
•
Stericycle, Inc. (2018-Present), a business-to-business services company and leading provider of compliance-based solutions, including regulated waste management, secure information destruction, and compliance, training where, prior to assuming her current position in May 2019, Ms. Miller joined in 2018 as President and Chief Operating Officer.

•
United Parcel Service, Inc. (1988-2018), a package delivery company and a leading provider of global supply chain management solutions, where she held various roles of increasing responsibility including as President, Global Freight Forwarding, President, Europe Region, Managing Director, UPS UK, and Managing Director, UPS South Europe, Middle East and Africa.

Qualifications, Attributes and Skills
Neil S. Novich Independent Director Former Chairman of the Board, President and Chief Executive Officer, Ryerson Inc.	Age: 69 Years on Grainger’s Board: 25 Director Since: 1999 Grainger Board Committees: Audit (Audit Committee Financial Expert), BANC

Mr. Novich served as the Chairman of the Board, President, and Chief Executive Officer of Ryerson Inc., a global public company where he was deeply engaged in its distribution operations on a domestic and international basis, and also on leadership development and human resources functions. He also spent 13 years with a major management consulting firm, where he was a partner and led the firm’s Distribution and Logistics Practice. As a result, Mr. Novich has in-depth operational experience in supply chain, distribution and logistics and experience in developing strategy across a variety of industries.
Mr. Novich also has extensive experience in corporate governance matters and serves as a director of other publicly traded companies with additional responsibilities, including two audit committee chairmanships, four compensation committee chairmanships, and service on various board committees. Mr. Novich is an audit committee financial expert for purposes of the SEC’s rules.
Mr. Novich is a trustee of the Field Museum of Natural History.

Other Current Public Company Boards
•
Beacon Roofing Supply, Inc. (nominating and governance; audit committee; former Chair, audit committee; former Chair, compensation committee)

•
Hillenbrand, Inc. (Chair, audit committee; mergers and acquisitions committee; nominating and corporate governance committee)

Business and Other Experience
•
Ryerson, Inc. (1994-2007), a global metal distributor and fabricator, where Mr. Novich joined in 1994 as Chief Operating Officer, was named President and CEO in 1996, and was additionally appointed Chairman in 1999. He remained Chairman and CEO until 2007, when the company was sold.

•
Bain & Company (1981-1994), an international management consulting firm, where Mr. Novich spent several years as a partner and led the firm’s Distribution and Logistics Practice.

Prior Public Company Boards • Analog Devices, Inc. (2008-2020) (audit committee; former Chair, compensation committee) • Ryerson Inc., Chairman of the Board (1999-2007)
Qualifications, Attributes and Skills

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	14	2024 proxy statement
Beatriz R. Perez Independent Director Executive Vice President and Global Chief Communications, Sustainability & Strategic Partnerships Officer, The Coca-Cola Company	Age: 54 Years on Grainger’s Board: 7 Director Since: 2017 Grainger Board Committees: BANC, CCOB

Ms. Perez is an Executive Vice President of The Coca-Cola Company, where she leads an integrated team across public affairs and communications, sustainability and marketing assets to support the company’s growth model and strategic initiatives. In this role, Ms. Perez aligns a diverse portfolio of work against critical business objectives to support brands, communities, consumers and partners worldwide. During her tenure of more than two decades at that company, she has held several leadership roles while garnering significant experience in marketing and sustainability programs.
Ms. Perez also has experience in corporate governance matters and serves as a director of another publicly traded company, with additional responsibilities, including a compensation committee assignment. Ms. Perez is a strong advocate for community service, serving on various non-profit boards, including The Coca-Cola Foundation.

Other Current Public Company Boards • Primerica, Inc. (corporate governance committee)
Business and Other Experience
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The Coca-Cola Company (1996-present), a global beverage company, where prior to assuming her current position in March 2017, Ms. Perez held several leadership positions including as the company’s first Chief Sustainability Officer (2011-2017). Prior to that she held various roles of increasing responsibility at The Coca-Cola Company in the North America Operating Division, including Chief Marketing Officer, Senior Vice President Integrated Marketing, and multiple field operating roles.

Prior Public Company Boards • HSBC North America Holdings, Inc. (2007-2014), the HSBC Finance Corporation (2008-2014), and the HSBC Bank Nevada, N.A. (2011-2013)
Qualifications, Attributes and Skills

E. Scott Santi Independent Director Non-Executive Chairman, and former Chief Executive Officer, Illinois Tool Works Inc.	Age: 62 Years on Grainger’s Board: 14 Director Since: 2010 Grainger Board Committees: Audit (Audit Committee Financial Expert), BANC

Mr. Santi is the Non-Executive Chairman and former Chief Executive Officer of Illinois Tool Works Inc. (“ITW”). In the course of his more than 40 years with ITW, he served in various management roles for ITW including positions requiring substantial strategic, operational and financial responsibility. During his tenure he gained extensive international responsibility including operating responsibility for a business with annual international revenues of several billion dollars. Mr. Santi has significant experience with mergers, acquisitions and divestitures and integrating acquired companies, strategic marketing responsibilities, innovation driven growth, and talent management including compensation policy, leadership development and succession planning.
Mr. Santi currently serves as a trustee or director of various civic and nonprofit organizations including the Rush System for Health, Northwestern University, the Art Institute of Chicago, the Lyric Opera of Chicago, the Chicago Symphony Orchestra Association, the Ravinia Festival Association, the Museum of Science and Industry, and Big Shoulders Fund.

Other Current Public Company Boards • Illinois Tool Works Inc. (Chairman of the Board)
Business and Other Experience
•
ITW (1983-present), a global multi-industry manufacturing leader of engineered components and systems, where Mr. Santi serves as Non-Executive Chairman. He served as ITW’s Chief Executive Officer (2012- 2024), and held various senior management roles, including President (2012-2015), Vice Chairman (2008-2012), and Executive Vice President (2004-2008).

Qualifications, Attributes and Skills

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	15	●
Susan Slavik Williams Independent Director Founder, President, and Manager, Four Palms Ventures; Director Mark IV Capital Inc.; President, The Donald Slavik Family Foundation	Age: 55 Years on Grainger’s Board: 4 Director Since: 2020 Grainger Board Committees: BANC, CCOB
Ms. Slavik Williams is a private investor who has been a long-term significant shareholder of the Company as well as an entrepreneur and environmentalist. She has expansive knowledge in investments, financing, and real estate, including as a result of her 30-plus years of service on the board of directors of Mark IV Capital, Inc., where she presently chairs the compensation committee. She also has a deep understanding of environmental and social matters, working for 27 years as President and member of the board of directors of a foundation focused on wildlife preservation in the United States, Africa, South America, and Asia. Since 2017, Ms. Slavik Williams has served as a member of the board of directors of iSelect Fund, a venture capital investment firm. For 12 years, Ms. Slavik Williams was a director of the Saint Louis Zoo and currently serves on the conservation committee of its strategic planning group. As a longstanding significant shareholder of the Company, she possesses extensive knowledge of the Company’s business, organization, and culture.

Business and Other Experience
•
Four Palms Ventures, a venture capital firm founded by Ms. Slavik Williams focused on investing in early stage agtech and other technology companies, where Ms. Slavik Williams serves as President and Manager (2019-present).

•
iSelect Fund, a venture capital investment firm, where Ms. Slavik Williams serves on the board (2017-present).

•
The Donald Slavik Family Foundation, a nonprofit organization supporting programs that preserve wildlife and the environment, where Ms. Slavik Williams presently serves as President and a member of its Board of Directors (1995-present).

•
Mark IV Capital, Inc., a private commercial real estate development and investment company, where Ms. Slavik Williams serves on its Board of Directors and presently chairs its compensation committee (1989-present).

•
Ernst & Young Consulting (now Capgemini), a global consulting and technology services company, where Ms. Slavik Williams was a Manager (1994-1998).

Qualifications, Attributes and Skills
Lucas E. Watson Independent Director Venture Partner, Archer Venture Capital and Former President, MSG Sphere at Madison Square Garden Entertainment Corp.	Age: 53 Years on Grainger’s Board: 6 Director Since: 2017 Grainger Board Committees: BANC, CCOB
Mr. Watson is Venture Partner at Archer Venture Capital. Previously he served as President, MSG Sphere at Madison Square Garden Entertainment Corp. where he led the strategy and execution of all business aspects of MSG’s Sphere’s planned state-of-the-art venues that will combine cutting-edge technology with multi-sensory storytelling to deliver fully immersive experiences. Additionally, he served as Senior Vice President, Go To Market, and Chief Marketing Officer and General Manager, at Cruise LLC where he led Cruise’s go to market strategy with respect to the company’s autonomous vehicle fleet. Before Cruise, he served as Executive Vice President and Chief Marketing and Sales Officer at Intuit, where he led the company’s global sales and go to market efforts bringing Intuit’s financial management solutions to market across a variety of channels while focusing on global brand expansion, market share growth and strengthening brand equity. As Vice President, Global Brand Solutions at Google, he led the company’s brand advertising business, working with some of the world’s leading companies to build stronger and more trusted brands. Before that, he served as a digital marketing executive at Procter & Gamble.

Business and Other Experience
•
Venture Partner, Archer Venture Capital (2023-present), an investment firm and start-up advisory platform for entrepreneurs.

•
Madison Square Garden Entertainment Corp. (2022-2023), a leader in live company, where Mr. Watson served as President, MSG Sphere.

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Cruise LLC (2018-2021), an autonomous vehicle and technology company owned by General Motors Company, a global automotive company, where Mr. Watson served as Senior Vice President, Go to Market (2020-2021) and Chief Marketing Officer and General Manager (2018-2020).

•
Intuit, Inc. (2016-2018), a global provider of business and financial management solutions, where Mr. Watson served as an Executive Vice President and Chief Marketing and Sales Officer.

•
Google, Inc. (2011-2016), a global technology company, where Mr. Watson served as Vice President, Global Brand Solutions.

Qualifications, Attributes and Skills
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	16	2024 proxy statement
Steven A. White Independent Director President, Special Counsel to the CEO, Comcast Cable	Age: 63 Years on Grainger’s Board: 3 Director Since: 2020 Grainger Board Committees: BANC, CCOB

Mr. White brings over 30 years of experience in eCommerce, sales, marketing, operations, and general management across multiple industries. Now in his 21st year at Comcast Corporation, Mr. White has served in various senior management roles with significant operating and financial responsibility over a number of states, thousands of employees, millions of customers, and billions of dollars in revenue. Before his current role as President, Special Counsel to the CEO, Comcast Cable, Mr. White most recently served for 11 years as President, Comcast West. In that capacity, he was responsible for all Comcast cable operations in 13 states, leading nearly 28,000 employees, serving more than nine million customers, and driving annual revenue of nearly $17 billion. Prior to that, Mr. White was responsible for Comcast’s operations in California. Before joining the cable industry, Mr. White held various positions at Colgate-Palmolive, including Marketing Director of Colgate- Palmolive’s Toothbrush Products Division.
Mr. White also has experience in corporate governance matters and serves as a director of one other public company, where he serves on various committees. Mr. White also serves on the board of directors of the Comcast Foundation and is a member of the Executive Leadership Council. He serves on the board for New Leaders and is a published author and public speaker.

Other Current Public Company Boards • Hormel Food Corporation (compensation committee; governance committee)
Business and Other Experience
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Comcast Corporation, a global media and technology company, where prior to assuming his current position in December 2020, Mr. White held various roles, including President, Comcast West Division (2009-2020), Regional Senior Vice President, Comcast California (2007-2009), and Regional Senior Vice President, Comcast Mid-South Region (2002-2007).

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AT&T Broadband, LLC, a leading provider of global telecommunications, media and technology services that merged with Comcast in 2002, where Mr. White was Senior Vice President (2000-2002).

Prior Public Company Boards • Shaw Communications Inc. (2021-2023) (human resources and compensation committee)
Qualifications, Attributes and Skills
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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Board and Committee Meetings; Executive Sessions
Five meetings of the Board were held in 2023. Each Board meeting included at least one executive session, during which only independent Directors were present. In total, 16 Committee meetings were held in 2023. During 15 Committee meetings, Committee members also met in executive session, without management present. At each Board meeting, the Committees report to the full Board on their activities and actions.
Board Committees & Membership
Our Board has established three standing committees: the Audit Committee; the Board Affairs and Nominating Committee; and the Compensation Committee (each, a “Committee”). Each Committee has a charter that defines its specific responsibilities. Each charter is reviewed annually and each Committee then recommends to the Board charter revisions that may be needed to reflect new responsibilities or evolving best practices. As required by each Committee’s charter, all members of each Committee must be “independent” Directors. Each Committee has the authority to retain independent advisors to assist it in carrying out its responsibilities.
The Operating Principles provide for the Board’s Committees and the process for selecting Committee leadership. The BANC’s recommendations are considered by the Board following each annual meeting of shareholders. The Committee members are appointed by the Board based on recommendations of the BANC. Committee membership as of March 14, 2024 is as follows:
	Audit Committee	Board Affairs & Nominating Committee	Compensation Committee
Rodney C. Adkins			C
George S. Davis (FE)
V. Ann Hailey† (FE)	C
Katherine D. Jaspon (FE)
Christopher J. Klein
Stuart L. Levenick (LD)(FE)		C
Neil S. Novich (FE)
Beatriz R. Perez
E. Scott Santi (FE)
Susan Slavik Williams
Lucas E. Watson
Steven A. White
C	Chair ✓ Member LD Lead Director FE Audit Committee Financial Expert as defined under SEC (as defined below) rules

† Ms. Hailey is not standing for re-election.
Copies of each Committee charter are available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com.
The Board has delegated certain responsibilities and authority to its standing Committees, as described below.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	18	2024 proxy statement
Audit Committee
Members All Independent V. Ann Hailey (Chair)* George S. Davis Katherine D. Jaspon Christopher J. Klein Stuart L. Levenick Neil S. Novich E. Scott Santi
Oversees the Company’s accounting, financial reporting processes and audits of financial statements and internal controls.
* Ms. Hailey will not stand for re-election at the 2024 Annual Meeting.

The Audit Committee of the Board (the “Audit Committee”) met six times in 2023. The Board has determined that each of the members of the Audit Committee is “independent” as defined under U.S. Securities and Exchange Commission (the “SEC”) rules and in the NYSE listing standards. The Board has also determined that each of the members of the Audit Committee is financially literate and that each is an “audit committee financial expert,” as that term is defined under SEC rules.
The Audit Committee assists the Board in its oversight responsibility with respect to the following:
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the Company’s financial reporting process;

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the Company’s systems of internal accounting, financial, and disclosure controls;

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the integrity of the Company’s financial statements;

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the Company’s compliance with legal and regulatory requirements;

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the Company’s ERM systems and processes as to business continuity, cybersecurity, privacy, legal and other risks;

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the qualifications and independence, as well as the appointment, compensation, retention, evaluation, and termination, of the Company’s independent auditor, the resolution of disagreements between management and the independent auditor regarding financial reporting, and the selection of the auditor’s lead audit partner;

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the performance of the Company’s internal audit function and the independent auditor;

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the pre-approval of audit and permissible non-audit services and fees to be provided by the independent auditor; activities and amendments relative to the Company’s ERISA plans that involve the investment of funds, subject to coordination with the Compensation Committee where appropriate;

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the establishment of procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, and auditing matters; and

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compliance with the Company’s Business Conduct Guidelines, including reviews of potential violations communicated through the Company’s confidential reporting channels.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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Board Affairs and Nominating Committee

Members
All Independent
Stuart L. Levenick (Chair)
Rodney C. Adkins
George S. Davis
V. Ann Hailey*
Katherine D. Jaspon
Christopher J. Klein
Neil S. Novich
Beatriz R. Perez
E. Scott Santi
Susan Slavik Williams
Lucas E. Watson
Steven A. White

Oversees the Company’s corporate governance practices and processes and ESG programs and reporting.
* Ms. Hailey will not stand for re-election at the 2024 Annual Meeting

The BANC met five times in 2023. The Board has determined that each of the members of the BANC is “independent,” as defined under the NYSE listing standards.
The BANC assists the Board in its oversight responsibility as follows:
Board Composition and Renewal
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makes recommendations to the Board regarding the makeup and size of the Board and the types and functions of its Committees;

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establishes specific written criteria by which Director nominees shall be qualified;

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periodically evaluates whether the Board members collectively have the right mix of experiences, qualifications, attributes, skills, backgrounds and diverse viewpoints necessary for the Board to be a good steward for the Company’s shareholders;

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determines the preferred qualifications and characteristics for potential Board nominees, which are shared with our third-party search firm; and

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identifies and screens potential nominees, consistent with the Criteria.

Governance
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makes recommendations concerning Director and nominee independence, attendance and performance;

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reviews transactions between the Company and related persons;

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evaluates the overall performance of the Board and its Committees on an annual basis;

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oversees corporate governance, including:

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making initial assessments regarding corporate governance issues or proposals;

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recommending corporate governance guidelines and conducting annual reviews of the Committee charters, the Operating Principles for the Board, and the Criteria for Membership on the Board;

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recommending the appointment of the Lead Director;

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recommending Board Committee responsibilities, Committee Chairs, and members;

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determining policies regarding rotation of Directors among the Committees;

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evaluating the Board’s corporate governance, including the adequacy of information supplied to the Board;

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evaluating the Board’s performance of its oversight responsibilities; and

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recommending policies applicable to Directors.

Environmental, Social and Governance
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oversees the Company’s ESG programs and reporting, including environmental and sustainability, social responsibility to its communities, governance, the Company’s culture, talent strategy, and diversity, equity and inclusion (“DEI”).

Succession Planning and Management Development
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works with the Compensation Committee to annually review senior management organization, career paths, and succession; and

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leads the annual performance review of management, including the CEO to the extent necessary to supplement the Compensation Committee’s review against CEO compensation goals and objectives.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	20	2024 proxy statement
Compensation Committee of the Board
Members All Independent Rodney C. Adkins (Chair) Beatriz R. Perez Susan Slavik Williams Lucas E. Watson Steven A. White
Oversees the Company’s compensation philosophy and compensation and human capital policies and programs.

The Compensation Committee of the Board (the Compensation Committee) met five times in 2023. The Board has determined that each member of the Compensation Committee is “independent” as defined in the independence requirements for members of compensation committees under SEC rules, the NYSE listing standards, and under the Internal Revenue Code.
The Compensation Committee assists the Board in its oversight responsibility as follows:
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oversees the Company’s compensation and benefits to ensure that:

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the Board appropriately discharges its responsibilities relating to senior management compensation,

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the Company maintains a market competitive compensation structure designed to attract, motivate, develop, and retain key talent,

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compensation and benefits policies and practices reflect the highest level of transparency and integrity,

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compensation is aligned with shareholder value creation and strategic objectives,

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senior management compensation is linked to personal and Company performance and provides appropriate incentives to increase shareholder value,

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compensation policies and practices for all employees are designed with appropriate incentives that do not encourage unnecessary or excessive risk taking and are administered in a transparent manner,

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the interests of shareholders are protected, and

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equity-based plans and incentive plans are appropriately designed and administered, including review and approval of performance measures applicable to short-term and long-term incentive plans;

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provides independent oversight of the administration of the Company’s shareholder-approved equity plans;

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reviews and recommends to the Board non-retirement compensation and benefits for independent Directors:

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annually reviews and approves CEO compensation, as follows:

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reviews and approves corporate goals and objectives relevant to CEO compensation,

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evaluates CEO performance in light of those corporate financial goals and objectives, with assistance from the Lead Director and the other Board Committees, as appropriate, and

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together with the other independent Directors, determines and approves, in its sole discretion, the CEO’s total compensation based on the above evaluation, in executive session without members of management present;

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reviews and recommends to the Board for approval the compensation paid to the CEO’s direct reports, including the other Named Executive Officers (“NEOs”);

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together with the other independent Directors as directed by the Board, determines, in their sole discretion, the appropriate compensation design and level of CEO compensation in executive session without members of management present;

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approves annual grants of equity-based compensation awards (including, restricted stock units (“RSUs”) and performance share units (“PSUs”)) to NEOs, other officers and employees under plans approved by shareholders that incorporate clawback provisions;

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may delegate to management limited authority to grant “off-cycle” equity-based compensation awards of RSUs and PSUs to non-officer employees, excluding the CEO and CEO’s direct reports. Awards under this authority are granted pursuant to terms and conditions approved by the Compensation Committee. Management informs the Compensation Committee of the awarded grants at the Compensation Committee’s next meeting. The pool of shares available to management under this delegation is approved annually by the Compensation Committee. The Compensation Committee may terminate this delegation of authority at its discretion;

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retains, terminates, and approves the compensation for an independent compensation consultant who reports directly to the Compensation Committee; determines the independence of such independent compensation consultant; and routinely meets in executive session with the independent compensation consultant, without management present; and

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oversees the Company’s programs and policies for human capital management and assists the BANC in its oversight of the Company’s programs and policies with respect to employee engagement and leadership effectiveness, and any related ERM reviews.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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Leadership Structure
The Board has strong governance structures and processes in place to ensure the independence of the Board. These structures and processes, which are reflected in the Operating Principles and the Committees’ charters, allow for the independent Directors to effectively exercise the Board’s authority in overseeing critical matters of strategy, operations, ERM, financial reporting, and ESG.
The Board carefully considers its leadership structure and believes that a combined Chairman/CEO position, coupled with an independent Lead Director appointed by the Board, provides effective oversight of management by the Board and results in a high level of management accountability to shareholders. In the Board’s view, having D.G. Macpherson serve as both the Chairman and CEO assists in the timely flow of relevant information, which supports effective Board decision-making and provides a useful connection between the Board and management so that Board actions are appropriately and efficiently executed.
In deciding that a combined Chairman and CEO position is the appropriate leadership structure for the Company, the Board also recognized the need for independent leadership and oversight. Having an independent Lead Director actively engaged in planning and oversight is an essential component of effective governance. The Company’s Operating Principles require that a Lead Director be annually elected by and from the independent directors. The Lead Director is responsible for ensuring Board involvement in major issues and/or proposals and that the Board is addressing major strategic and operational initiatives. To this end, the Lead Director reviews meeting agendas and information to be provided to the Board, consults with Directors, the CEO and management, and presides at executive sessions of the Board. With the Lead Director performing these important duties and having the power under the bylaws to call meetings of the Board and to lead such meetings in the Chairman’s absence, the Board does not believe that separating the role of the Chairman and CEO would result in strengthening the Company’s corporate governance or in creating or enhancing long-term value for our shareholders.
The duties performed exclusively by the independent Directors, either collectively or through Committees comprised solely of independent Directors, include selecting the Chairman and CEO and evaluating his performance, and setting his compensation.
Lead Director
The Board’s independent Directors elected the current Lead Director, Mr. Stuart L. Levenick, after the 2023 Annual Meeting. Mr. Levenick was first elected to serve in this capacity after the 2014 Annual Meeting of Shareholders. As Lead Director, Mr. Levenick oversees the Board’s operations and plays an important role in the Board’s independent oversight of management, key risks, and governance matters. Among the duties assigned to the Lead Director is the responsibility for:
Board Matter	Responsibility
Agendas
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Soliciting the independent directors for topics to be included in the Board meeting agenda;

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Collaborating with the Chairman in developing and approving Board meeting agendas; and

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Reviewing and approving meeting schedules to ensure that there is sufficient time for discussion of all agenda items.

Communicating with the Chairman	• Regularly communicating with the Chairman between meetings on strategic and operational issues and acting as a “sounding board” and advisor.
Communicating with Directors	• Serving as the primary liaison between the Chairman and the independent Directors; and • Reviewing and approving the types of information sent to the Board.
Communicating with Shareholders	• Being available, as necessary, for consultation and communication with major shareholders on behalf of the Board.
Executive Sessions
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Presiding at meetings of the Board at which the Chairman is not present, including executive sessions of the independent Directors; and

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Leading the Board in its annual review of the Board and management’s performance, including the performance of the CEO.

Board Meetings
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Presiding at meetings of the Board at which the Chairman is not present, including executive sessions of the independent Directors; and

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Calling meetings of the independent Directors, if appropriate, to review and approve the types of information sent to the Board.

Board and Management Evaluations
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Coordinating with the BANC and the applicable Board Committee Chairs regarding the annual self-evaluation of the performance and effectiveness of the Board, its Committees and individual Directors; and

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	22	2024 proxy statement
Board Matter	Responsibility

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Leading the Board in its annual review of the Board’s and management’s performance, including the CEO, to the extent necessary to supplement the Compensation Committee’s review of the CEO’s performance relative to applicable compensation goals and objectives.

Director Search	• Coordinating with the BANC and the Chairman on the Director recruitment and interview process.
Risk Management	• Coordinating with the CEO and the applicable Board Committee Chairs on key risks to the Company and facilitating discussion as appropriate at Board meetings.
Board, Committee and Director Evaluations
The Board recognizes that a rigorous, ongoing evaluation process is an essential component of strong corporate governance practices and promoting continuing Board effectiveness. Each year, the Board conducts a three-part evaluation process coordinated by the Lead Director and the Committee Chairs: (a) full Board evaluation; (b) Committee evaluations; and (c) Director self-assessments. To help make sure the evaluations are useful, we routinely review the evaluation process with an external governance expert.
2023 Evaluation Process
As in prior years, the Lead Director conducted the Board evaluation and individual Director self-evaluations, while the Committee Chairs conducted evaluations for their respective Committees. Management’s feedback on the Board’s operation and engagement was provided to the Board. The Board also engages in an “after action” process that reviews routine matters such as information flow, meeting content, and management interaction following each meeting in executive session.
The Board believes that this open-ended question/interview approach helps elicit thoughtful and useful responses that encourage valuable conversations and actionable insights. Supplementing the annual surveys is a continuous feedback loop that prevents reliance solely on a single, formal event at the end of the year.
The results of the evaluations and interviews were compiled anonymously. The Lead Director then discussed with the Board the results of the Board evaluations, individual Director self-assessments, and the management leadership team feedback, while the Committee Chairs discussed the results of the Committee evaluations with their respective Committees. Below is an overview of the key steps in the annual evaluation process:
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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2023 EVALUATIONS: A MULTI-STEP PROCESS
The information gained through this process helps shape the content of educational presentations to the Board and identify the skill sets desirable in Director searches conducted from time-to-time by the Board.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	24	2024 proxy statement
Board Oversight
The Board oversees, counsels, and directs management in the long-term interests of the Company and its shareholders. The Board’s oversight responsibilities include:

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Helping management assess short-term and long-term strategies for the Company and evaluating management’s performance against its goals.

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Selecting, evaluating the performance of, and determining the compensation of the CEO and other executive officers.

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Ensuring effective management succession planning to maximize long-term corporate performance.

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Overseeing enterprise risk management processes and policies of the Company including discussing emerging rules.

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Monitoring the processes for maintaining the integrity of our financial statements and other public disclosures, and compliance with law and ethics.

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Encouraging management communication with the Company’s shareholders.

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Assessing and monitoring the Company’s culture.

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Overseeing the Company’s ESG initiatives and programs.

Board’s Role in Shareholder Engagement
The Board believes it is important for the Company to maintain active engagement with its shareholders in order to effectively communicate the Company’s strategy and to ensure that shareholders’ perspectives are understood and considered by the Board. Continuing a practice that started in 2017, the Company arranged for the Board’s Lead Director to meet with a variety of institutional investors to explain, among other matters, the Company’s ESG and executive compensation practices and objectives in 2023 and the Board’s focus for 2023-2024.
On a regular basis, as part of its oversight role, the Board routinely receives reports and briefings from the Company’s Investor Relations team summarizing investor feedback and any shareholder concerns, questions and trends. The Company has a comprehensive shareholder engagement program to reach a significant cross-section of our shareholder base, including large institutional investors, pension funds, and other investors. Our CEO, CFO, and VP, Investor Relations and other members of our Investor Relations team, maintain regular contact throughout the year with a broad base of shareholders to understand their concerns on various topics, including financial performance, strategy, competitive environment, ESG, and executive compensation matters.
Engagement with shareholders includes quarterly earnings calls, the annual meeting of shareholders, our annual Lead Director meetings, investor conferences, individual meetings, and other channels of communication. Consistent with prior years, in 2023, the Company engaged over 50% of shares outstanding as of December 31, 2023.
Succession Planning, Talent, and Human Capital Management
The Board recognizes that it has an important duty to ensure senior leadership continuity by overseeing the development of executive talent and planning for the efficient succession of the CEO and other key leadership positions. The Board has delegated primary oversight responsibility for management development and leadership succession planning to the BANC, which is comprised of all of the Board’s independent Directors. The BANC reports on its activities to the full Board, which routinely addresses planned succession scenarios and annually reviews emergency succession plans.
Recruiting, developing, promoting, and retaining top diverse talent is a key priority for the Company. The Board annually reviews our talent strategy to ensure we have the right culture and people to support our strategic imperatives well into the future. This strategy has four pillars:
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Evolving our culture;

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Empowering our people leaders;

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Building our talent pipeline; and

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Developing our future leaders.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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While the BANC has oversight of the Company’s talent strategy, including as to DEI, the Compensation Committee has oversight of the Company’s programs and policies for human capital management and supports the BANC in its oversight of employee engagement and leadership effectiveness.
Consistent with this framework, the BANC annually conducts in-depth reviews of senior leader development. This review addresses the Company’s management development initiatives, assesses senior management resources, and identifies individuals who should be considered as potential future senior executives. To ensure that the succession planning and management development process supports and enhances the Company’s strategic objectives, the Board and the BANC also regularly consult with the CEO on the Company’s organizational needs, the leadership potential and related development plans for key managers and plans for future development and emergency situations.
To supplement these efforts, the senior management team, as well as a broader array of executives throughout our businesses, make presentations to the Board and its Committees and also interact in more informal settings with the Directors. This engagement gives our Directors meaningful insight into our current pool of talent, attraction and retention strategies for our executives, and the Company’s culture.
Board’s Role in Risk Oversight
The Board has overall responsibility for risk oversight, with its Committees assisting the Board in performing this function based on their respective areas of expertise. The Board’s role is to oversee the Company’s ERM programs, including risk assessment and risk management processes and policies used by the Company to identify, assess, monitor, and address both present and potential strategic, operational, financial, ESG, cybersecurity, compensation, legal and compliance risks on an enterprise-wide basis. This oversight includes working with the Company’s internal audit team in its consultation with external advisors to identify and prioritize key risks based on factors including their materiality and the timeframe in which such risks may be realized. The Directors’ involvement helps the Company anticipate future trends and risks. The Board focuses on more material risks that may present near-term challenges and on longer-term risks that may require early preparation due to either their materiality or complexity. As part of this oversight, the Board receives regular reports from management on key risks across these and other subject matters, which gives the Board broad visibility over risks within the organization and the Company’s efforts to mitigate such risks. The Board and/or the applicable Committee also receives advice from time to time from external advisors on specific risk matters. The Lead Director discusses and coordinates with the CEO and applicable Committee Chairs on key risks and facilitates discussion as appropriate at Board meetings.
The Committees support the Board in the risk oversight process. The BANC and Compensation Committee Charters specifically assign risk reviews of the Company’s ESG programs and reporting to the BANC and the Company’s human capital management programs and policies to the Compensation Committee. Members of management regularly provide reports to the BANC and Compensation Committee on relevant risk topics. In addition, as part of its existing oversight responsibility, the Compensation Committee assesses the relationship between potential risk created by the Company’s compensation programs and their impact on long-term shareholder value. The Audit Committee assists the Board in its oversight of the Company’s ERM program and processes, including as to business continuity, cybersecurity, privacy, legal, compliance and other risks as determined by the Board.
Both the Board and the Audit Committee regularly review the Company’s risk assessment and management processes and policies and receive regular updates from the members of the Company’s management who are responsible for the effectiveness of the Company’s ERM program. As part of its ERM oversight, the Board oversees and regularly reviews the Company’s programs and processes for cybersecurity risk, including the Company’s framework for preventing, detecting, and addressing cybersecurity incidents and identifying emerging risks both broadly and within related industries.
As a result of its February 2024 review by the Board and the Audit Committee, the Board recently updated the Business Conduct Guidelines to continue to set expectations and encourage a “speak up” culture for early issue identification, including with respect to contracting with governmental, healthcare and educational institutions, political donations and conflicts of interest, and the use of artificial intelligence.
The Head of Ethics and Compliance reports directly to the Chief Legal Officer and routinely attends Audit Committee meetings, including annual meetings with the Audit Committee in executive session. She has access to every call or online submission to the Company’s third-party hosted hotline and hotline web portal on which team members may anonymously inquire, initiate a complaint or participate in internal investigations. The Head of Ethics and Compliance reports on ethics and compliance investigations to the Audit Committee on a quarterly basis. If an issue is significant, the Audit Committee is made aware per Grainger’s escalation policy.
The Board’s risk oversight is supported by internal audit and external audit reviews, external counsel and other consultants, the Company’s finance, controller, and legal departments and internal disclosure committee. As appropriate or as requested by the Board, Committees or Lead Director, they prepare materials and provide presentations to the Board and Committees on risks identified during the course of their work or as part of regular disclosure-related diligence. Management’s disclosure committee reports to the Audit Committee no less than quarterly as part of its preparation for the Company’s quarterly earnings calls and quarterly and annual reports filed on Forms 10-Q and 10-K.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	26	2024 proxy statement
Environmental, Social and Governance (ESG)
In support of the Company’s purpose, the Company strives to operate sustainably, informed by a long-term, fact-based view of critical issues regarding the environment and society at large. The Grainger team partners with customers, suppliers, and communities on three core areas: environmental, social, and governance. Grainger is committed to being a responsible corporate citizen and strives to integrate ESG principles into the daily operation of its business.
The Company’s commitment to corporate responsibility begins with general ESG oversight by the BANC, which is comprised of all of the Board’s independent Directors. The BANC annually reviews the Company’s ESG programs and reporting, including its environmental sustainability, community impact, governance, company culture, talent strategy, and DEI practices. In turn, the Compensation Committee oversees the Company’s programs and policies for human capital management and assists the BANC in its oversight of the Company’s programs and policies with respect to employee engagement and leadership effectiveness. The Board consists of Directors with particular expertise in corporate sustainability and in environmental matters.
In developing the Company’s ESG efforts, the CEO leads an ESG Leadership Council that sets the strategic direction of the Company’s ESG program and identifies ways to incorporate ESG initiatives into operations and strategy. The ESG Leadership Council’s strategy is implemented by cross-functional ESG Working Groups comprised of subject matter experts focused on near-term priorities, material topics, and reporting. Core initiatives relating to culture and talent, including human capital management and DEI, are led by the Company’s Human Resources team in coordination with the ESG Leadership Council.
The Company is also committed to operating with ethics and integrity. The Company’s Business Conduct Guidelines define our shared expectations, consistent with the highest ethical and legal standards, of how we work together, serve customers and business partners, and honor our commitments to shareholders everywhere we do business. Grainger team members are required to complete Business Conduct Guidelines training and certification. We encourage the reporting of ethical concerns or complaints regarding Company or individual practices through the Company’s anonymous third-party hosted hotline and web portal.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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The Company strives to operate its business and supply chain sustainably and provides sustainability solutions to help customers do the same. The Company’s sustainability solutions include a portfolio of Environmentally Preferable Products, Other Sustainability Related Products and resources. The Company aims to reduce its environmental footprint and emissions through efforts such as improving supply chain efficiency, increasing solar energy usage, optimizing facility efficiency with building management systems, implementing high-efficiency life cycle replacements, and transitioning Powered Industrial Equipment batteries to hydrogen fuel cells. In October 2023, the Board approved updated emissions targets that seek to reduce global absolute scope 1 and scope 2 emissions by 50% from a 2018 baseline, up from the previous 30% target. This new goal aligns scope 1 and scope 2 emissions reductions with the level sought to limit global temperature rise to 1.5 degrees Celsius.
The Company values all people who play a part in our business, from customers to team members to those in the communities where we live and work. We believe DEI is integral to the Company’s business success. The Company strives to ensure its team members reflect its diverse customer base and maintains a welcoming culture where all team members can be authentic, take advantage of growth opportunities, and feel a sense of belonging, regardless of sex, gender, race, color, religion, national origin, age, disability, veteran status, sexual orientation, gender expression or experiences. As of December 31, 2023, within Grainger’s U.S. workforce, approximately 39% of team members were women and approximately 37% of team members were racially and ethnically diverse.
The Company works collaboratively with various community partners through a combination of resources, including in-kind donations, a nonprofit board placement program, team member volunteerism and our three-to-one Matching Gifts Program.
The Company takes steps to help ensure that the products it distributes are manufactured with high ethical standards through a Supplier Code of Ethics and Human Rights Principles. The Company’s Supplier Code of Ethics, which is also included in the Company’s Business Conduct Guidelines, focuses on responsible sourcing along the dimensions of human rights, labor, environment, and anti-corruption. The Company’s Human Rights Principles include the Company’s commitment to providing a safe and fair workplace that upholds and respects international human rights standards. These principles are approved and monitored regularly by senior leadership. The Company’s Supplier Code of Ethics and Human Rights Principles are available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com.
As a contractor with the U.S. government, Grainger has adopted Diversity Solution programs and Reseller Diversity programs. Grainger’s Diversity Solution programs support the economic empowerment of diverse and small businesses. Grainger helps customers meet their diversity goals or requirements through a strategic combination of our breadth of products, supply chain, services, and diversity expertise including our vetted network of diverse suppliers, resellers, and service providers. The Company has more than 20 years of experience partnering with small and diverse businesses through two core programs: Grainger’s Tier 1 Reseller Diversity Program and Grainger’s Tier 2 Supplier Diversity Program.
Grainger’s Tier 1 Reseller Diversity Program (e.g., Diversity Alliances, Federal Resellers Network) helps customers meet their diversity procurement goals through the use of certified Diverse Business Enterprise authorized resellers. Grainger’s Tier 2 Supplier Diversity Program purchases product from small and/or diverse suppliers to sell to our customers.
ESG Reporting
The Company continues to evolve its ESG program and reporting in a manner that is beneficial to the Company and its investors. As part of this commitment, Grainger aligns its disclosures to the Sustainability Accounting Standards Board and the Task Force on Climate-related Financial Disclosures frameworks. Grainger also reports to and participates in best-in-class third-party assessments and ratings. Please see “Awards” and “Reports and Resources” sections of our ESG website at http://www.GraingerESG.com.
As part of the Company’s continued commitment to transparency and progress on our DEI objectives, we published our U.S. Federal Employment Information Report (“EEO-1”). The data in the consolidated EEO-1 report is based on the Company’s population in the U.S. as of December 31, 2022 and reflects the Company’s U.S. workforce as of that time. Grainger’s consolidated EEO-1 report is available at http://www.GraingerESG.com.
Since 2011, Grainger publishes an annual Environmental, Social & Governance Report (the “ESG Report”) available under “ESG” in the Investor Relations section of our website which links to http://www.GraingerESG.com.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	28	2024 proxy statement
Political Activity
Grainger’s Business Conduct Guidelines prohibit the use of Company funds or assets for political purposes, including for contributions to any political party, candidate or committee. Grainger does not maintain a political action committee.
Given a particular issue, it is prudent for the Company to understand the legislative and regulatory environments at both the federal and state levels. The Company has, from time-to-time, engaged advisors to assist in limited lobbying, mainly related to government procurement. In 2023, Grainger was also a member of five trade associations.
Other Communications with Directors
Shareholders and other interested parties wishing to communicate with the Board may send correspondence to the Lead Independent Director and/or the Corporate Secretary, who will submit all correspondence regarding bona fide issues or questions concerning Grainger to the Board or the appropriate Committee, as applicable. Communications may be addressed to:
[Name(s) of Director(s)]
or
[Non-management Directors]
or
[Board of Directors]
W.W. Grainger, Inc.
P.O. Box 66
Lake Forest, Illinois 60045-0066
If the matter is confidential in nature, please mark the correspondence accordingly. Additional information concerning this process is available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com.
Available Information
All documents referenced below are available to shareholders under “Governance” in the Investor Relations section of our website at http://invest.grainger.com or in print, free of charge, upon request to the Corporate Secretary at Grainger’s headquarters, 100 Grainger Parkway, Lake Forest, Illinois 60045-5201.
Business Conduct Guidelines
Grainger has adopted Business Conduct Guidelines for Directors, officers, and employees, which incorporate the Code of Ethics required by the SEC as applicable to the chief executive officer, chief financial officer, and chief accounting officer or controller.
In 2024, the Board updated the Business Conduct Guidelines to incorporate Grainger’s Government Code of Ethics Policy, enhance the provisions regarding political donations and conflicts of interest, and establish parameters on the use of artificial intelligence.
The Company provides annual Business Conduct Guidelines training and all Directors, officers, and employees are required to certify annually that they have read, understand and are in compliance with the Business Conduct Guidelines. Our Business Conduct Guidelines are posted in the “Governance” section on Grainger’s website at http://invest.grainger.com.
Operating Principles for the Board of Directors
Grainger also has adopted Operating Principles for the Board of Directors, which represents its corporate governance guidelines. The Operating Principles are available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com.
Committee Charters
The charters, as adopted by the Board and amended from time to time, of the Audit Committee, the BANC, and the Compensation Committee are available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com.
Environmental, Social and Governance Report
The Company’s annual ESG Report is available at http://www.GraingerESG.com which may be accessed by clicking “ESG” at the top of the Investor Relations section of our website at http://invest.grainger.com.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	29	●
Director Compensation
Grainger’s non-employee Directors each receive an annual cash retainer of $100,000 and an annual deferred stock unit (“DSU”) grant of $160,000. The Lead Director and Directors serving as Committee Chairs receive an additional annual cash retainer.
Grainger aims to compensate its non-employee Directors at a level that approximates median market practice. In benchmarking Director pay, Grainger uses the same compensation comparator group as used to benchmark compensation for Grainger’s executives as described in the Compensation Discussion and Analysis section beginning on page 37. The Compensation Committee’s independent compensation consultant advises on Director compensation.
The Directors’ compensation program, which was last adjusted in April 2022, consists of the following:
Director Compensation
Total Base Compensation $260,000
Additional Annual Cash Retainers:
•
$35,000 — Lead Director

•
$25,000 — Audit Committee Chair

•
$20,000 — Compensation Committee Chair

•
$10,000 — BANC Chair

All non-employee Directors receive an annual DSU grant worth $160,000. In 2023, the number of shares covered by each grant was equal to $160,000 divided by the 20-day average stock price through March 31 (a methodology consistent with the calculation used for equity awards to grant-eligible employees), rounded up to the next whole share. For non-employee Directors elected at the 2023 Annual Meeting of shareholders, the DSU formula resulted in payment of 236 DSUs based on a 20-day average stock price as of March 31, 2023 of $678.60 per share. The DSUs are settled in shares of Grainger common stock on a 1:1 basis upon termination of service as a Director. On their April 26, 2023 grant date, the value of such DSUs was $158,552 using the closing price of $671.83 per share of Grainger’s common stock on April 25, 2023. Directors may defer their annual cash retainers, Lead Director retainer, and Committee Chair retainers (as applicable), into a DSU account.
Stock ownership guidelines applicable to non-employee Directors were established in 1998. These guidelines provide that within five years after election, a Director must own Grainger common stock and common stock equivalents having a value of at least five times the annual cash retainer fee for serving on the Board. The hedging or pledging of Company shares by Directors or executive officers is prohibited by Company policy (see Hedging and Pledging Prohibition beginning on page 53). No Directors (or executive officers) have hedged or pledged any of the shares beneficially owned by them and all Directors are currently in compliance with the ownership guidelines.
Grainger annually matches each Director’s charitable contributions on a three-to-one basis up to a maximum Company contribution of $7,500 and provides discounts on product purchases, both on the same basis as provided to U.S. Grainger employees.
Mr. Macpherson, who is an employee of Grainger, does not receive any separate compensation for serving as a Director.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	30	2024 proxy statement
2023 Director Compensation Table
Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation(3)	Total
Rodney C. Adkins	$120,000	$158,552	$7,500	$286,052
George S. Davis	$75,000	$135,690	$0	$210,690
V. Ann Hailey	$125,000	$158,552	$6,750	$290,302
Katherine D. Jaspon	$100,000	$158,552	$7,500	$266,052
Christopher J. Klein	$33,333	$64,865	$0	$98,198
Stuart L. Levenick	$145,000	$158,552	$7,500	$311,052
Neil S. Novich	$100,000	$158,552	$7,500	$266,052
Beatriz R. Perez	$100,000	$158,552	$7,500	$266,052
E. Scott Santi	$100,000	$158,552	$7,500	$266,052
Susan Slavik Williams	$100,000	$158,552	$0	$258,552
Lucas E. Watson	$100,000	$158,522	$0	$258,552
Steven A. White	$100,000	$158,552	$0	$258,552

(1)
Represents the annual cash retainers received in 2023 by all non-employee Directors. Mr. Klein’s became payable upon his appointment on December 13, 2023, and was delivered in January 2024. For Mr. Davis, who was appointed to the Board on July 26, 2023, represents a pro-rated retainer of 75% given his appointment to the Board approximately one-quarter of the way through the 2023-2024 Director term. For Mr. Klein, who was appointed to the Board on December 13, 2023, represents a pro-rated retainer of 33% given his appointment to the Board with approximately four months remaining in the 2023-2024 Director term. Michael J. Roberts served as a Director in 2023 but is omitted from the table because he did not receive any compensation in 2023.

(2)
Represents the fair value of the non-employee Directors’ 2023 award of 236 DSUs on the grant date of April 26, 2023, using the closing price of $671.83 per share of Grainger’s common stock as of April 25, 2023. For Mr. Davis, who was appointed to the Board on July 26, 2023, represents the fair value of his 2023 award of 177 DSUs (reflecting a pro-rated award of 75% given his appointment to the Board approximately one-quarter of the way through the 2023-2024 Director term) on the grant date of July 26, 2023, using the closing price of $766.61 per share of Grainger’s common stock as of July 25, 2023. For Mr. Klein, who as appointed to the Board on December 13, 2023, represents the fair value of his 2023 award of 79 DSUs (reflecting a pro-rated award of 33% given his appointment to the Board with approximately four months remaining for the 2023-2024 Director term) on the grant date of December 13, 2023, using the closing price of $821.07 per share of Grainger’s common stock as of December 12, 2023. The DSUs immediately vest upon the grant date and will be paid in shares of Grainger common stock on a 1:1 basis upon departure from the Board, computed in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718.

(3)
Represents amount paid by the Company to charitable organizations as part of the Company’s Matching Gifts Program with respect to donations made and matched in 2023. The Directors receive no direct or indirect benefit from the matching contributions.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	31	●
Ownership of Grainger Stock
Security Ownership of Certain Beneficial Owners
The following table sets forth information concerning any person known to Grainger to beneficially own more than 5% of Grainger’s common stock as of December 31, 2023 except as otherwise noted below. The information in the table and the related notes are based on statements filed by the respective beneficial owners with the SEC pursuant to Sections 13(d) and 13(g) under the Securities Exchange Act of 1934 (the “Exchange Act”).
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	5,264,009(2)	10.61%
Susan Slavik Williams 4450 MacArthur Blvd., Second Floor Newport Beach, CA 92660	4,429,802(3)	8.9%
BlackRock, Inc. 55 Hudson Yards New York, NY 10001	4,003,072(4)	8.10%

(1)
Unless otherwise indicated, percentages calculated are based upon Grainger common stock outstanding as set forth in the statements on Schedule 13G or 13G/A filed by the respective beneficial owners with the SEC.

(2)
Based on information provided in a Schedule 13G/A filed on February 13, 2024, The Vanguard Group has shared voting power with respect to 57,964 shares, sole dispositive power with respect to 5,079,827 shares, and shared dispositive power with respect to 181,182 shares. The Vanguard Group is the parent of several subsidiaries; no one subsidiary’s beneficial ownership interest in the Grainger common stock being reported is five percent or more of the total outstanding common shares.

(3)
Based on information provided in a Schedule 13G/A filed on February 13, 2024, Ms. Slavik Williams has sole voting power with respect to 4,421,460 shares, shared voting power with respect to 8,342 shares, sole dispositive power with respect to 2,785,700 shares and shared dispositive power with respect to 1,644,102 shares. Ms. Slavik Williams’ aggregate beneficial ownership of 4,429,802 shares excludes 1,039,384 shares held in trusts over which Ms. Slavik Williams has no dispositive or voting power.

(4)
Based on information provided in a Schedule 13G/A filed on January 25, 2024, BlackRock, Inc. has sole dispositive power with respect to all of the shares, and sole voting power with respect to 3,546,622 shares. Various non-person entities have the right to receive or the power to direct the receipt of dividends or the proceeds from the sale of Grainger’s common stock. No one person’s interest in the Grainger common stock is more than five percent of the total outstanding common shares.

Security Ownership of Directors and Management
The table below shows the ownership of Grainger common stock by each Director nominee, each of our NEOs, and all Director nominees and all executive officers as a group, as of March 4, 2024 except as otherwise noted below.
Beneficial ownership is broadly defined by the SEC. In general, a person beneficially owns securities if the person, alone or with another, has voting power or investment power (the power to sell) over the securities. Being able to acquire either voting or investment power within 60 days, such as by exercising stock options, also results in beneficial ownership of securities. Unless otherwise indicated in the footnotes following the table, each of the named persons had sole voting and investment power with respect to the indicated number of Grainger shares.
Name of Beneficial Owner	Shares	Stock Option Shares Exercisable within 60 Days(1)	Stock Units(2)	Percent of Class(3)
Rodney C. Adkins	400	—	5,523	*
Nancy Berardinelli-Krantz	433	—	2,203	*
George S. Davis	—	—	277	*
Matthew E. Fortin	—	—	1,620	*
V. Ann Hailey	200	—	15,116	*
John L. Howard(4)	63,069	14,956	919	*
Katherine D. Jaspon	—	—	947	*
Christopher J. Klein	65	—	80	*
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	32	2024 proxy statement
Name of Beneficial Owner	Shares	Stock Option Shares Exercisable within 60 Days(1)	Stock Units(2)	Percent of Class(3)
Stuart L. Levenick	—	—	22,036	*
D.G. Macpherson	77,742	76,726	9,926	*
Deidra C. Merriwether	4,881	2,339	4,402	*
Cindy J. Miller	—	—	—	*
Neil S. Novich	4,605	—	32,153	*
Beatriz R. Perez	—	—	4,533	*
Paige K. Robbins	11,098	9,577	4,909	*
E. Scott Santi	303	—	9,911	*
Susan Slavik Williams(5)	4,429,802	—	1,554	8.9%
Lucas E. Watson(6)	157	—	5,031	*
Steven A. White(7)	—	—	1,996	*
Director Nominees and Executive Officers as a Group	4,593,214	103,598	123,588	9.5%

(1)
In computing the percentage of shares owned by each person and by the group, these shares were added to the total number of outstanding shares for the separate calculations.

(2)
Represents the number of stock units credited to the accounts of non-employee Directors, and the number of RSUs credited to the accounts of executive officers. Each stock unit is intended to be the economic equivalent of a share of Grainger common stock. These units are excluded from the computations of percentages of shares owned.

(3)
An asterisk (*) indicates less than 1%.

(4)
Includes 20,995 shares as to which Mr. Howard has sole voting and investment power, and 42,047 shares as to which Mr. Howard may be deemed to have shared voting and investment power, by virtue of his serving as a director of The Grainger Foundation, Inc. The Grainger Foundation was established in 1949 by William Wallace Grainger, the founder of Grainger, and is not affiliated with Grainger.

(5)
Based on information provided in a Schedule 13G/A filed on February 13, 2024, Ms. Slavik Williams has sole voting power with respect to 4,421,460 shares, shared voting power with respect to 8,342 shares, sole dispositive power with respect to 2,785,700 shares and shared dispositive power with respect to 1,644,102 shares. Ms. Slavik Williams’ aggregate beneficial ownership of 4,429,802 shares excludes 1,039,384 shares held in trusts over which Ms. Slavik Williams has no dispositive or voting power.

(6)
Includes 157 shares as to which Mr. Watson has shared voting and/or investment power.

(7)
Represents shares held by a family trust of which Mr. White is trustee and primary beneficiary. Mr. White has voting and investment power with respect to all stock units held by the family trust.

Delinquent Section 16 Reports
Section 16(a) of the Exchange Act requires the Company’s directors and officers and persons who own more than 10% of the Company’s common stock to file reports of ownership and changes in ownership with the SEC and the NYSE, and to furnish the Company with copies of the reports. Specific due dates for these reports are prescribed by SEC rules and the Company is required to report in this Proxy Statement any failure by directors, officers, or 10% holders to file such reports on a timely basis. Based on our review of such reports and written representations from the Company’s directors and officers, the Company believes that all such filing requirements were timely met during 2023, with the exception of a Form 4 for Laurie Thomson. Such Form 4 was filed late with respect to a single transaction relating to the Company withholding 23 shares of common stock for her tax obligations upon the settlement of an RSU grant on May 3, 2023.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	33	●
Report of the Audit Committee
The Audit Committee of the Board of Directors assists the Board in fulfilling its oversight responsibilities. The Board has determined that each of the members of the Audit Committee is “independent,” as that term is defined in the independence requirements for audit committee members contained in rules of the Securities and Exchange Commission (the “SEC”) and corporate governance standards of the New York Stock Exchange. The Audit Committee acts under a charter that is reviewed annually. The charter is available on the “Governance” section of Grainger’s website at http://invest.grainger.com.
Management is responsible for the Company’s internal controls and the financial reporting process and for compliance with applicable laws and regulations. Ernst & Young LLP (“EY”), the Company’s independent auditor, was responsible for performing an independent audit of the Company’s most recent consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States, as well as expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.
In performing these responsibilities, the Audit Committee reviewed and discussed the Company’s audited consolidated financial statements and the effectiveness of internal control over financial reporting with management and EY. The Audit Committee discussed with EY matters required to be discussed under Statement on Auditing Standards No. 1301 “Communications with Audit Committees” adopted by the Public Company Accounting Oversight Board (“PCAOB”). EY also provided to the Audit Committee the letter and written disclosures required by PCAOB standards concerning EY’s independence and the Audit Committee discussed with EY the matter of the firm’s independence.
Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Repot”), as filed with the SEC.
V. Ann Hailey, Chair
George S. Davis
Katherine D. Jaspon
Christopher J. Klein
Stuart L. Levenick
Neil S. Novich
E. Scott Santi
Members of the Audit Committee of
the Board of Directors
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	34	2024 proxy statement
Audit Fees and Audit Committee Pre-Approval Policies and Procedures
The following table sets forth the fees for professional services rendered by EY with respect to fiscal years 2023 and 2022, respectively:
Fee Category	2023	2022
Audit Fees(1)	$5,722,278	$5,226,400
Audit-Related Fees(2)	$412,400	$203,400
Tax Fees(3)	$401,784	$520,294
All Other Fees(4)	$17,100	$2,900
Total Fees	$6,553,563	$5,952,994

(1)
Audit Fees. Consists of fees billed for professional services rendered for the audit of Grainger’s annual financial statements and internal control over financial reporting, review of the interim financial statements included in Grainger’s quarterly reports on Form 10-Q, and other services normally provided in connection with Grainger’s statutory and regulatory filings or engagements.

(2)
Audit-Related Fees. Consists of fees billed for professional services rendered for assurance and related services that are reasonably related to the performance of the audit or a review of Grainger’s financial statements and are not reported under “Audit Fees.” These services include the audits of Grainger’s employee benefit plans and various attest services.

(3)
Tax Fees. Consists of fees billed for professional services rendered for tax compliance, tax advice and tax planning. These services include assistance with the preparation of various tax returns.

(4)
All Other Fees. Consists of fees billed for all other professional services rendered to Grainger, other than those reported as “Audit Fees,” Audit-Related Fees” and “Tax Fees.”

Pre-Approval Policy for Audit and Non-Audit Services
The Audit Committee has adopted a policy for the pre-approval of all audit and permitted non-audit services to be provided to Grainger by its independent auditor and is responsible for the review and approval of any fees associated with those services. Also, specific pre-approval by the Audit Committee is required for any proposed services exceeding pre-approved fee levels.
Pre-approvals for categories of services are granted at the start of each fiscal year and are applicable for 12 months from the date of pre-approval. In considering these pre-approvals, the Audit Committee reviews detailed supporting documentation from the independent auditor for each proposed service to be provided. Unused pre-approval amounts are not carried forward to the next year.
The Company’s Controller monitors services provided by the independent auditor and overall compliance with the pre-approval policy. The Corporate Controller reports periodically to the Audit Committee about the status of outstanding engagements, including actual services provided and associated fees, and must promptly report any noncompliance with the pre-approval policy to the Chairman of the Audit Committee.
The Audit Committee may delegate pre-approval authority for audit and non-audit services to one or more of its members, and such authority has been delegated to the Chair of the Audit Committee. The decisions of any member to whom such authority is delegated must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may not delegate to management its responsibilities to pre-approve services performed by the Company’s independent auditor. The Audit Committee periodically reviews reports summarizing all services provided by the independent auditor.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	35	●
PROPOSAL 2: Ratify the Independent Auditor
What are you voting on?
Ratification of the appointment of Ernst & Young LLP as the independent auditor for the year ending December 31, 2024.
The Board recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP
The Audit Committee is directly responsible for the appointment, compensation, retention, evaluation, termination and oversight of the independent external audit firm that performs audit services. In considering Ernst & Young LLP’s (“EY”) appointment for the 2024 fiscal year, the Audit Committee reviewed the firm’s qualifications and competencies, including the following factors:
•
EY’s historical performance and its recent performance during its engagement for the 2023 fiscal year;

•
EY’s capability and expertise in handling the breadth and complexity of the Company’s operations;

•
The qualifications and experience of key members of the engagement team, including the lead audit partner, for the audit of the Company’s financial statements;

•
The quality of EY’s communications with the Audit Committee regarding the conduct of the audit, and with management with respect to issues identified in the audit;

•
External data on audit quality and performance, including recent Public Company Accounting Oversight Board reports on EY; and

•
EY’s reputation for integrity and competence in the fields of accounting and auditing.

EY has been retained as the Company’s independent auditor continuously since 2005. To ensure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent auditor. The Audit Committee ensures that the mandated rotation of EY’s personnel occurs routinely and the Audit Committee is directly involved in the review, selection and evaluation of EY’s lead engagement partner.
The Audit Committee and the Board believe that the continued retention of EY to serve as the Company’s independent auditor for the year ending December 31, 2024 is in the best interests of the Company and its shareholders, and the Board is asking shareholders to ratify this appointment.
Representatives of EY are expected to be present at the meeting to respond to appropriate questions of shareholders.
Approval of the proposal requires the affirmative votes of a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the 2024 Annual Meeting. Abstentions will have the same effect as votes against the proposal. In the event the proposal is not approved, the Board will consider the negative vote as a mandate to appoint another independent auditor for the next year.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	36	2024 proxy statement
Report of the Compensation Committee of the Board
The Compensation Committee of the Board (the “Compensation Committee”) reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) with management. Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in the Company’s Proxy Statement for its 2024 Annual Meeting and in its Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission. The Compensation Committee operates under a written charter adopted by the Board that is reviewed annually.
The amended and restated charter is available in the “Governance” section of Grainger’s website at http://invest.grainger.com.
Rodney C. Adkins, Chairman
Beatriz R. Perez
Susan Slavik Williams
Lucas E. Watson
Steven A. White
Members of the Compensation Committee of
the Board of Directors
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	37	●
Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) describes the Company’s pay for performance compensation philosophy and programs, and explains the compensation earned by Grainger’s Named Executive Officers (“NEOs”) in 2023.
Please read this CD&A in conjunction with the advisory vote on the Compensation of our NEOs (see Proposal 3, Say on Pay on page 78) as it contains information that is relevant to your voting decision.
Opportunity for Shareholder Comment

Grainger has a comprehensive shareholder engagement program. The Compensation Committee carefully considers feedback from our shareholders regarding NEO compensation.
Shareholders who wish to directly provide feedback to the Company may do so by contacting the Company’s Investor Relations team using the information provided at the bottom of http://invest.grainger.com or under Communications with Directors on page 28.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	38	2024 proxy statement
Introduction
In 2023, we delivered record annual sales and earnings driven by the team’s focused execution against our long-term strategy. We strengthened our operational advantage in both our High-Touch Solutions—N.A. and Endless Assortment segments by remaining committed to our purpose—We Keep the World Working®. As described within this CD&A, our executive compensation programs feature durable designs that support our strategy and focus our leadership team on long-term growth and profitability.
2023 Highlights
Driving effective executive pay programs focused on what matters
Metrics Aligned with Our Priorities	Reflect Strong 2023 Performance	Executive Pay is Pay for Performance

NEO incentive programs and metrics aligned with our priorities to:
•  Execute on our growth drivers to provide customers with a flawless experience and tangible value.
•  Drive operational excellence and productivity to keep the business healthy and enable future investments.
•  Encourage long-term shareholder value creation.

Delivered record full year earnings:
•  Delivered $16.5 billion in sales, up 9.5% on a daily, organic constant currency basis.(1)
•  Produced total Company adjusted ROIC of 42.8%, up from 40.6% in 2022.(1)
•  Outgrew the U.S. MRO market by approximately 525 basis points (bps) in High-Touch Solutions—U.S. business.
•  Expanded operating margin by 130 bps to 15.7% on an adjusted basis.(1)
•  Increased diluted EPS by 20.5% on a reported basis and 23.6% on an adjusted basis.(1) Achieved a one-year TSR of 50.5% and three-year TSR of 110.8%.

2023 NEO compensation reflects our pay for performance design:
•  2023 short and long-term incentive payouts correspond with strong performance.
•  The NEO annual incentive payout was 128% of target and the 2021 PSU cycle payout was 124% of target.
•  2023 CEO pay mix was updated to focus on 60% PSUs and 40% RSUs (updated from a 50/50 split).

2023 Compensation Program Overview

(1)
See Appendix B of this Proxy Statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable generally accepted accounting principles (“GAAP”) financial measures. The 2023 MIP financial metrics are modified for the Company’s current year planned foreign currency exchange rates used when setting initial targets resulting in total Company daily, organic constant currency sales of 9.2% and total Company adjusted ROIC of 42.8%.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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Executive Summary
The Company’s compensation programs are based upon a philosophy that is applied to all Company employees—to attract and retain the best people and provide them with appropriate performance-based incentives that encourage them to achieve results that create long-term shareholder value.
Named Executive Officers (NEOs) for 2023

D.G. Macpherson	Deidra C. Merriwether	Paige K. Robbins	Nancy L. Berardinelli-Krantz	Matthew E. Fortin
The following table reflects the full list of our NEOs for 2023.
Named Executive Officer	Title
D.G. Macpherson	Chairman of the Board and Chief Executive Officer (CEO)
Deidra C. Merriwether	Senior Vice President and Chief Financial Officer (CFO)
Paige K. Robbins	Senior Vice President and President, Grainger Business Unit
Nancy L. Berardinelli-Krantz	Senior Vice President and Chief Legal Officer
Matthew E. Fortin	Senior Vice President and Chief Human Resources Officer
John L. Howard	Former Senior Vice President and General Counsel
Kathleen S. Carroll	Former Senior Vice President and Chief Human Resources Officer
Leadership Transitions
Several leadership transitions occurred during 2023, including:
•
Ms. Berardinelli-Krantz was appointed as Grainger’s Senior Vice President (“SVP”) and Chief Legal Officer on January 30, 2023.

•
Mr. Fortin was appointed as SVP and Chief Human Resources Officer effective September 13, 2023.

•
Mr. Howard stepped down as the Company’s SVP and General Counsel on January 30, 2023. He continued to serve as an active employee thereafter as previously disclosed on the Company’s Form 8-K filed with the SEC on December 15, 2022.

•
On September 6, 2023, Grainger announced the unfortunate passing of Ms. Carroll, who most recently held the position of Strategic Advisor to the Chairman and previously served as SVP and Chief Human Resources Officer from December 3, 2018 to July 9, 2023.

Shareholder Engagement
Our CEO, CFO and VP, Investor Relations maintain regular contact throughout the year with a broad base of shareholders to discuss a wide range of topics, including Company strategy, financial performance, competitive environment, ESG initiatives and executive compensation matters. For additional details on our shareholder engagement, please see page 24 of this proxy statement.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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2023 Program Performance and Financial Highlights
How We Performed (Incentive Program Financial Measures)
Delivered strong full-year performance across all metrics with one-year TSR of 50.5%

In 2023, Grainger’s team members (more than 26,000 worldwide as of December 31, 2023) remained relentlessly focused on providing tangible value to our customers and advancing our strategic initiatives to drive short and long-term growth. We also continued to advance the Grainger Edge to build a strong, inclusive culture. These actions allowed us to deliver profitable growth while furthering our service advantage with future capacity investments.
Key Highlights:
Endless Assortment
•
In our Endless Assortment segment, we are continuing to propel our proven Endless Assortment flywheel to deliver long-term value with Zoro U.S. daily sales growth of 4.8% and MonotaRO daily sales growth of 11.7% in local currency and local days.

High-Touch Solutions
•
In our High-Touch Solutions—N.A. segment, we executed well across the business and achieved approximately 525 bps of U.S. MRO market outgrowth in 2023, exceeding our updated target of 400-500 bps annually.(3)

Financial Results
•
We finished the year with record sales of $16.5 billion, up 8.2% on a reported basis or 9.5% in daily, organic constant currency sales.(1)(2)

•
During the year, we achieved 130 basis points of operating margin expansion on an adjusted basis and a 23.6% percent increase in adjusted earnings per share (“EPS”).(1)

•
We also generated over $2.0 billion in operating cash flow, an increase of 52.4% over 2022 and returned $1.2 billion to Grainger shareholders through dividends and share repurchases all while achieving 42.8% 2023 total Company adjusted return on invested capital (“ROIC”) up 220 basis points from last year.(1)

•
We delivered value to shareholders with one-year Total Shareholder Return (“TSR”) of 50.5% and three-year TSR of 110.8%.

Strategic DC Investments
•
We increased our service advantage by investing in new capacity, automation and sustainability initiatives.

•
We invested in new capacity initiatives such as: our Pacific Northwest Distribution Center (DC), three new bulk warehouses (leased facilities) and recently announced a new Houston DC.

•
We continue to undergo a digital transformation with strategic investments in infrastructure, talent and custom capabilities to support customers.

(1)
See Appendix B of this Proxy Statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

(2)
The 2023 MIP financial metrics are modified for the Company’s current year planned foreign currency exchange rates used when setting initial targets resulting in total Company daily, organic constant currency sales of 9.2% and total Company adjusted ROIC of 42.8%.

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(3)
Share gain is based on outgrowth measured as High-Touch Solutions—U.S. daily, organic sales less estimated U.S. MRO market growth. Company estimates using compilation of external market data, including volume and price.

(4)
Three-year average based on actual performance for 2021 (+77 bps), 2022 (+781 bps) and 2023 (+518 bps).

Our Executive Compensation Performance
2023 NEO annual incentives paid at 128% of target reflecting a year of profitable growth
Throughout 2023, the Compensation Committee evaluated our compensation programs against the following factors:
•
Company performance, including whether the programs remain aligned with near and long-term objectives;

•
Appropriateness of the original targets to remain relevant and challenging under current conditions;

•
Alignment to the broader Grainger team and performance to peer companies; and

•
Ability for Company programs to attract, motivate and retain critical talent.

The Committee did not alter the structure of existing incentive programs or adjust payouts for material items for the 2023 annual incentives as it believes the programs remained strongly aligned with the Company’s pay-for-performance objectives and consistent with shareholder interests. The discussion of the Company’s annual incentives within this CD&A refer to the Company Management Incentive Program (“MIP”), which is primarily tied to total Company financial performance (high-touch solutions model and endless assortment model). The 2023 MIP payout was defined as a percentage of the NEO’s annualized base salary generally as of December 31, 2023. The 2023 MIP was based on 2023 year-over-year total Company daily, organic constant currency sales and total Company adjusted ROIC, as well as on an ESG modifier, which can increase or decrease payouts determined by financial performance up to +/- 10 percentage points.
Short-term financial results exceeded expectations and therefore, the payout for the 2023 MIP was above target. Total Company daily, organic constant currency sales was 9.2%, resulting in a 50% daily, organic constant currency sales payout, and 2023 total Company adjusted ROIC was 42.8%, resulting in a 78% total Company adjusted ROIC payout. Total absolute scope 1 and scope 2 emissions and diverse leadership representation outcomes were within the targeted range. Therefore, the ESG modifier was determined to be 0% and the final 2023 MIP payout was 128%. The Company’s average MIP payout for NEOs over the last five years (2018-2022) was 123%. Total Company daily, organic constant currency sales for the purpose of MIP, excludes the impact on Company’s sales due to foreign currency exchange rate fluctuations. The 2023 MIP financial metrics are modified for the Company’s current year planned foreign currency exchange rates used when setting initial targets. See Annual Incentives on page 49 and Appendix B of this Proxy Statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.
The CEO and his U.S. direct reports, along with members of the Grainger Leadership Team are aligned to MIP as of December 31, 2023. For the period before Mr. Fortin’s appointment as SVP and Chief Human Resources Officer, he was a participant in the Company’s broad-based annual incentive program, North America Management Incentive Plan (“N.A. MIP”). N.A. MIP has the same financial metrics as the MIP, but is tied to the performance of the High-Touch Solutions—N.A. segment. The 2023 N.A. MIP payout was 126%.
2021-2023 NEO Performance Share Units (PSUs) achieved 124% of target payout
The Compensation Committee approved the final results of the 2021-2023 PSU program at 124% of target. The 2021-2023 cycle covered a three-year performance period starting January 1, 2021 and ending December 31, 2023. The 2021 PSU cycle was based on three performance metrics—U.S. share gain (a relative metric), Endless Assortment daily sales growth based on year-over-year sales growth and total Company adjusted operating margin performance. As outlined in detail on page 52, U.S. share gain was 459 bps, Endless Assortment daily sales growth was 10.7% and total Company adjusted operating margin performance expanded 143 bps on average over the three-year performance period. Therefore, the payout for these PSUs attained 124% of target.(1)

(1)
See Appendix B of this Proxy Statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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2023 Long-Term Incentive Equity Mix: 60% PSUs | 40% Restricted Stock Units (RSUs) for the CEO
The equity mix for the 2023 long-term incentive program for the CEO was 60% PSUs and 40% time-vested RSUs; the other NEOs had an equity mix of 50% PSUs and 50% time-vested RSUs. The three-year performance period for the PSUs granted in 2023 runs from 2023-2025. The RSUs granted in 2023 vest annually on a pro-rata basis over a three-year period.
Compensation Philosophy, Plans and Practices
Compensation Philosophy
The Company’s NEO compensation structure is designed to drive profitable growth leading to shareholder value creation and establish a strong link between pay and Company annual and long-term performance, while not encouraging excessive risk taking. This philosophy extends throughout the Company as employees below the executive level are also provided incentives based on growing the business (sales growth) while achieving attractive investment returns (ROIC) for the Company’s shareholders. The Company is focused on its strategy of consistently gaining market share and attaining profitable sales growth through its two business models—high-touch solutions and endless assortment. These objectives are directly reflected in the 2023 long-term incentive design for executives which further reinforces pay for performance.
The Company’s compensation philosophy aligns with the Grainger Edge. As described above, the Grainger Edge is the foundational structure for the Company’s strategy and culture with individual performance assessments for all Company employees, including NEOs, based on goals set in alignment with the Grainger Edge. For more on the Grainger Edge principles, see Corporate Culture: The Grainger Edge on page 1.
Company Compensation Practices
Overall, the Company’s compensation programs are designed to be straightforward and understandable to its employees and shareholders, and to drive long-term shareholder value creation by aligning compensation with both individual and Company performance. The Company’s compensation programs also maintain alignment with shareholders and best practices as outlined below.
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Compensation Elements and Pay Mix
As part of the Company’s pay for performance philosophy, the Company’s compensation programs are aligned with shareholders.
The 2023 NEO compensation mix is comprised of base salary, annual incentives and long-term equity incentives consisting of PSUs and RSUs.
	Component	Purpose	Link to Strategy & Performance
Short-Term	Base Salary	Establishes a market competitive and appropriate level of fixed compensation to attract and retain leaders.	Fixed and based on individual performance which considers the Grainger Edge.
	Annual Incentives (Management Incentive Program)	Encourages annual results that create shareholder value.	Linked to annual achievement of predetermined Company objectives—daily, organic constant currency sales and total Company adjusted ROIC with an ESG modifier.
Long-Term	Long-Term Incentive Plan—Performance Share Units	Aligns compensation with the Company’s long-term strategic growth and profitability goals.	Performance-based, linked to Company strategy and requires achieving predetermined Company three-year average profitability and growth goals.
	Long-Term Incentive Plan—Restricted Stock Units	Encourages retention and links long-term incentives to stock price performance.
The initial grant value is linked to individual performance and potential, while the ultimate value of the program is linked to stock price performance; align NEOs’ interests to stock price performance over time and three-year vesting encourages meaningful retention.

In 2023, the annual incentive plan, which continues to focus on financial performance, was updated to include an ESG modifier and the CEO’s long-term incentive pay mix was updated from 50% PSUs and 50% RSUs to 60% PSUs and 40% RSUs, increasing CEO pay alignment with performance. The overall design and inclusion of the modifier supports our goal to drive a purpose-driven culture that enables strong performance. The design of the executive compensation programs and elements for 2023 otherwise remained unchanged from 2022.
•
Annual:   The MIP will continue to focus on financial performance with a 50% weighting of one-year total Company daily, organic constant currency sales compared to the prior year and 50% weighting of total Company adjusted ROIC, with both measures aligned with the Company’s one-year plan. The financial results are subject to an ESG modifier, which can increase or decrease payouts up to +/-10 percentage points. Performance is measured at the Company-wide level. The MIP plan is capped at 200% of the target award.

•
Long-Term:   The Company’s long-term incentive design and underlying metrics correspond directly with the Company’s strategic initiatives, which are critical to providing sustained shareholder returns and future growth.

The metrics for 2023 PSU awards (to be paid in three years based on actual performance) focus on three-year average U.S. share gain relative to estimated U.S. market growth, Endless Assortment daily sales growth(1) and total Company adjusted operating margin performance.(2) The
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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Compensation Committee selected these performance measures because they are directly aligned with the Company’s business strategy to gain share and grow profitability as:
•
Accelerating share gain in the Company’s High-Touch Solutions—U.S. business is directly connected to the Company’s focus on top line growth and expanding its leadership position in the U.S. MRO space by being the go-to-partner for customers who build and run safe, sustainable and productive operations;

•
Profitable revenue growth in the Endless Assortment segment is an important growth driver for the Company; and

•
Total Company adjusted operating margin performance balances the above growth initiatives by focusing management on attaining profitability targets as the Company grows, which over time, we believe will lead to improved shareholder returns.(2)

Total Target Compensation
Total target compensation for the Company’s employees is generally set to approximate the market median, with differentiation based on tenure, skills, proficiency and performance as required to attract and retain key talent. The weighting of the individual compensation components varies by level, with more senior level executives having a greater emphasis on performance-based long-term compensation which aligns management incentives to the interests of shareholders. NEO compensation is generally structured so that the largest individual component is long-term equity, followed by base salary and performance-based annual incentives. The tables below show compensation components as a percentage of the fiscal year 2023 total target compensation package.

(1)
The charts above reflect total target compensation (based on rounded percentage of annualized base salary, target annual and long-term incentive at the grant date fair value for 2023). Average NEO pay mix chart reflects annual target data as of December 31, 2023.

Each NEO’s compensation is compared to equivalent positions in a comparator group selected by the Compensation Committee (with assistance from the Committee’s independent compensation consultant, Pay Governance LLC (“Pay Governance”)) and nationally recognized surveys.
The Compensation Committee then considers a variety of reference points, including competitive compensation market data, individual and Company performance, the executive’s overall experience, replaceability, internal equity, unique skills and management’s recommendation (for NEOs excluding the CEO) to determine appropriate compensation for each executive. All elements of compensation are valued and reviewed in evaluating the relative competitiveness of the Company’s compensation practices against the comparator group and published survey data.

(1)
For the 2023-2025 PSU cycle, Endless Assortment daily sales growth is based on year-over-year sales growth in constant currency, local days and total Company adjusted operating margin performance is based on year-over-year operating margin change in constant currency.

(2)
See Appendix B of this Proxy Statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

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How Annual NEO Compensation is Determined
Select Peers	Analyze & Benchmark	Final Assessment

Review comparator companies to maintain a group of companies that are relatively similar in complexity and size to Grainger.
Review nationally recognized survey data for comparably sized general industry companies to gain a broader perspective of market practice, as the pool for executive talent extends beyond the comparator group.

Analyze data from an executive compensation study that includes total compensation paid to comparator group executives and survey matches with similar duties and responsibilities.
Review competitive compensation benchmarking data at the 25th, 50th and 75th quartiles of the market.
Evaluate considerations such as individual and Company performance, internal equity, management’s recommendation and the NEO’s overall experience, replaceability and unique skills.

Review the final assessment and analysis of NEO compensation versus comparator group to survey data to ensure relative competitiveness of the Company’s compensation practices.
Evaluate recommendations for base salaries and changes to the structure and targets of short and long-term incentive programs are made in part based on market data.
CEO Pay—Reviewed and recommended by the Compensation Committee.
NEO Pay—Reviewed by the Chairman and CEO, reviewed and recommended by the Compensation Committee.

Action: Reviewed and approved by the Compensation Committee in July.	Action: Reviewed by the Compensation Committee in October.	CEO Pay—Approved by independent directors in executive session without management present in February. NEO Pay—Approved by the Board in February.
Compensation Committee of the Board
The Compensation Committee is responsible for the Company’s compensation programs.
The Compensation Committee oversees the Company’s compensation and benefit programs for all officers and other employees. The Compensation Committee is responsible for ensuring that the Company’s compensation practices provide appropriate incentives to increase long-term shareholder value, reflect the highest level of integrity, while mitigating risk and protecting the interests of shareholders. One of its responsibilities is to make certain that a competitive compensation structure is in place that will attract, reward and retain employees and to motivate them to grow the business profitably. Under its charter, the Compensation Committee makes executive compensation decisions and recommends actions to the Board and to shareholders (for example, related to the advisory Say on Pay vote or equity plan proposals), as appropriate.
The Compensation Committee reviews at least annually a tally sheet for each NEO to evaluate the potential value of all compensation. The tally sheet includes each NEO’s current base salary, annual incentive award and the value of all outstanding equity-awards (both vested and unvested), deferrals, benefits and perquisites, as well as potential payments under retirement and certain change in control situations. Since no NEO has an employment agreement with the Company that guarantees continued employment, the tally sheets also facilitate the Compensation Committee’s evaluation of vested and unvested awards and the retention value of these awards.
In discharging its responsibilities, the Compensation Committee regularly consults with independent advisors, compensation consultants and the Company’s management. After a review of the factors prescribed by the SEC and the NYSE, the Compensation Committee determined that Pay Governance, its compensation consultant since November 2020, is an independent advisor under the applicable rules and regulations. The Compensation Committee’s charter is available in the “Governance” section of Grainger’s website at http://invest.grainger.com.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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Risk Mitigating Actions
The Company’s compensation programs are designed to include risk-mitigating features, and the Compensation Committee also engaged its independent compensation consultant to assist in the process of an annual internal risk assessment of all incentive-based compensation, including annual and long-term incentive programs.
The Compensation Committee’s oversight responsibility includes assessing the relationship between potential risk created by the Company’s compensation programs and their impact on long-term shareholder value. The Company believes that the appropriate metrics are used in its incentive plan design and the metrics do not create unreasonable risk. In order to encourage profitable growth while protecting shareholders’ interests, the Company’s compensation programs include the following risk mitigating components such as:
•
Balanced performance measures—sales growth combined with profitability;

•
Robust performance measure selection and rigorous targets;

•
Balanced mix of annual and long-term incentives;

•
Balanced mix of equity vehicles—time-based and performance-based shares;

•
Strong clawback provisions to recoup incentive compensation;

•
Stock ownership, retention and holding requirements; and

•
Clear business conduct guidelines.

The Company has established strong recoupment policies. For current or former executive officers only, the Company established a ‘no fault’ clawback policy that follows the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“the Dodd-Frank Act”) and the NYSE listing requirements. Under this policy, the Company is required to recoup (on a pre-tax basis) erroneously paid incentive compensation received during the three-year recoupment period from covered executive officers in the event of a mandatory accounting restatement even if there was no fault, misconduct, or failure of oversight on the part of the officer. Discretion is generally not permitted under this policy except in very limited circumstances as prescribed by the Dodd-Frank Act and NYSE listing requirements.
In addition to this policy, the Company has long maintained a recoupment policy that allows for the recovery of cash and equity awards in the event of fraud, criminal misconduct, materially inaccurate financial statements, conduct that violates Company policy, misconduct that causes or is discovered to have caused damage or injury to the Company’s property or reputation or violations of non-competition or non-solicitation agreements, or in the event an executive receives any amount in excess of what the executive should have received for any reason. The Company’s broad-based recoupment policy is described further under Compensation Recoupment (Clawbacks) on page 62.
Further, both the Change in Control Agreements and awards under the W.W. Grainger, Inc. 2015 Incentive Plan (the “2015 Incentive Plan”) and the W.W. Grainger, Inc. 2022 Incentive Plan (the “2022 Incentive Plan”) have double-trigger change in control provisions.
Risk Assessment
The Compensation Committee annually reviews a risk assessment of the Company’s compensation programs. Since 2009, the Compensation Committee has engaged its independent compensation consultant to conduct the risk assessment every three years. In 2021, the Committee’s independent compensation consultant, Pay Governance, conducted the Company’s triennial risk assessment and the results were discussed with the Compensation Committee.
For the interim years, the Company conducts an annual internal risk review based on practices and methodologies recommended by the Compensation Committee’s independent compensation consultant. Based on the interim-year risk review conducted in 2023 and the Compensation Committee’s discussions, the Compensation Committee does not believe that the Company’s compensation policies and practices are reasonably likely to have a material adverse effect on the Company. The Company continues to monitor and evaluate the above mitigating practices as part of its annual review process.
Independent Compensation Consultant
After a review of the factors prescribed by the SEC and the NYSE rules and regulations, the Compensation Committee determined that Pay Governance is independent and retained Pay Governance as its independent compensation consultant. At the Compensation Committee’s direction, the independent compensation consultant:
•
Attends Compensation Committee meetings and select executive sessions;

•
Assists the Compensation Committee in the review of goals and objectives for the CEO compensation;

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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•
Provides the Compensation Committee with comparable compensation market data, including pay levels and pay practices of both our comparator companies and general industry;

•
Helps the Compensation Committee evaluate recommendations proposed by management;

•
Assists with incentive compensation program design, structure and selection of the metrics;

•
Annually reviews and recommends appropriate comparator companies used for compensation studies;

•
Conducts or assists in risk reviews of the Company’s performance and incentive-based compensation programs;

•
Provides regular updates on executive compensation trends and regulatory developments; and

•
Undertakes special projects as assigned.

The Compensation Committee seeks advice from the independent compensation consultant on compensation trends and best practices, as well as in reviewing the Company’s programs and policies to ensure they are designed and operate to achieve their purposes and goals. The independent compensation consultant did not provide any additional services to the Company in 2023.
Role of Management
Management assists the Compensation Committee in the design, recommendation and implementation of compensation programs.
Members of management (including the NEOs and the CEO’s other direct reports) routinely recommend programs to the Compensation Committee that management believes will provide the appropriate level of compensation and incentives consistent with the Company’s compensation philosophy. Consistent with this process, management works with the Compensation Committee’s independent compensation consultant to develop market information and recommends adjustments in base salaries, annual incentive targets and long-term incentive awards, as well as changes to programs required for regulatory compliance to be reviewed by the Compensation Committee and approved by the Board. For NEOs other than Mr. Macpherson, the recommendations also include the structure and targets of short-term and long-term incentive programs. These recommendations are reviewed and approved by the Chairman of the Board and CEO before they are presented to the Compensation Committee. Mr. Macpherson’s compensation is reviewed by the Compensation Committee in conjunction with its independent compensation consultant and is approved by the independent directors in executive session without management present.
Compensation Comparator Group
The Company’s compensation programs are regularly benchmarked against a Compensation Committee-approved comparator group of companies that are similar to the Company in size and complexity and nationally recognized compensation surveys. The Company performs these studies to understand current market practices and to provide a reference point for compensation discussions.
Every year, the Compensation Committee determines a compensation comparator group of companies and undertakes a study of total compensation paid to executives occupying similar positions with similar duties and responsibilities in the comparator companies. All elements of compensation are valued and considered when determining the relative competitiveness of the Company’s compensation practices. Consistent with this practice, a comparator group compensation study was conducted in 2022 to determine 2023 compensation (the “2023 Compensation Study”).
The 2023 comparator group consists of 18 companies that are relatively similar in complexity and size to Grainger and represent the types of major companies with which Grainger historically competes for executive talent. The companies that were evaluated for the 2023 Compensation Study were approximately within a range of .4 to 2.5 times Grainger’s annual revenue. The competitive market for executive talent includes companies both within and outside the same industry or sector as the Company. Most of the Company’s publicly traded direct competitors tend to be too small in sales or scope of operations for direct compensation comparisons with the Company. Including a broader range of companies provides a more representative depiction of the Company’s competitive market for talent. Therefore, companies used for compensation comparison purposes differ from those in the industry indices used in the Company Performance Graph in Part II, Item 5 of the Annual Report.
The Committee relied on its 2023 independent compensation consultants for survey and market data. The role of management in selecting the comparator group was limited to providing general comments on the relevance of each company represented by the comparator group. Listed below are the 2023 Compensation Study comparator group and the 2022 revenues and enterprise values for each company.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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Company	2022 Revenue ($MM)(1)	2022 Enterprise Value ($MM)(2)
AutoZone, Inc.	$16,252	$55,345
Avnet, Inc.	$24,311	$6,348
CDW Corporation	$23,749	$30,610
Cintas Corporation	$7,854	$48,895
Eaton Corporation plc	$20,752	$71,391
eBay Inc.	$9,795	$27,289
Expeditors International of Washington, Inc.	$17,071	$14,891
Fastenal Company	$6,981	$27,680
Genuine Parts Company	$22,096	$27,920
Henry Schein, Inc.	$12,647	$13,288
Illinois Tool Works Inc.	$15,932	$74,528
LKQ Corporation	$12,794	$17,727
Parker-Hannifin Corporation	$15,862	$50,819
Stanley Black & Decker, Inc.	$16,947	$19,659
United Rentals, Inc.	$11,642	$35,098
Univar Solutions Inc.(3)	$11,475	$7,566
Watsco, Inc.	$7,274	$9,429
WESCO International, Inc.	$21,420	$11,844
25th Percentile	$11,517	$13,689
50th Percentile	$15,897	$27,485
75th Percentile	$19,832	$45,446
W.W. Grainger, Inc.	$15,228	$30,763
Percent Rank	46%	65%

(1)
Reflects revenue for the most recent fiscal year end as of December 31, 2022.

(2)
Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents, as of December 31, 2022.

(3)
Univar Solutions, Inc. was acquired and no longer public as of August 1, 2023. It has been excluded from the compensation peer group used to determine fiscal year 2024 pay and replaced by Tractor Supply Company.

The latest Compensation Study and comparator group validation was completed in 2023. For purposes of determining fiscal year 2024 pay, the Company adjusted its comparator group to remove Univar Solutions, Inc. (due to its privatization in 2023) and replace it with Tractor Supply Company due to its comparable business characteristics and operational similarities.
Base Salaries
Base salaries are intended to provide an appropriate level of fixed compensation to attract and retain executives. Base salaries are determined after a detailed evaluation of individual performance, competitive market levels and executive experience.
Following the annual performance management review process (which is similar to the process in which all employees participate), base salaries are reviewed and adjusted (if appropriate) to reflect individual and Company performance with goals set in alignment with the Grainger Edge, base salaries for comparable positions from market studies, experience, tenure, fairness and internal equity.
Base salary increases for the NEOs, with the exception of Mr. Macpherson, are reviewed and approved by the Chairman of the Board and CEO before they are presented to the Compensation Committee for review and recommendation to the Board. The Compensation Committee reviews these recommendations in conjunction with its independent compensation consultant.
The compensation awarded to Mr. Macpherson was determined by the independent directors with assistance from the Compensation Committee and its independent compensation consultant. The Compensation Committee reviews and approves the corporate goals and objectives relevant to Mr. Macpherson’s compensation and evaluates his performance in light of those goals and objectives. The Compensation Committee recommended, and the independent directors approved in executive session without management present, Mr. Macpherson’s compensation level based on this evaluation.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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Name(1)	2023 Annualized Base Salary	Annualized Base Salary Percent Change(7)
D.G. Macpherson(2)	$1,100,000	No Change
Deidra C. Merriwether(3)	$700,000	4%
Paige K. Robbins(4)	$700,000	4%
Nancy L. Berardinelli-Krantz(5)	$615,000	No Change
Matthew E. Fortin(6)	$500,000	14%

(1)
Table outlines base salaries of current executive officers as of December 31, 2023. With respect to former executive officers, Mr. Howard’s salary of $756,500 remained unchanged for the duration of his position as SVP and General Counsel. Ms. Carroll’s annual base salary was increased from $531,500 to $560,000 effective April 1, 2023.

(2)
Mr. Macpherson’s annual base salary remained $1,100,000 throughout 2023.

(3)
Ms. Merriwether’s annual base salary was increased from $675,000 to $700,000.

(4)
Ms. Robbins’ annual base salary was increased from $675,000 to $700,000.

(5)
Ms. Berardinelli-Krantz’s base salary was $615,000 upon hire on January 30, 2023 and remained unchanged thereafter.

(6)
Mr. Fortin’s annual base salary increased from $438,591 to $500,000 subsequent to his appointment as SVP and Chief Human Resources Officer.

(7)
Percentage increase based on year-over-year base salary change. All NEO salary changes were effective April 1, 2023, with the exception of those for Ms. Berardinelli-Krantz and Mr. Fortin.

Annual Incentives
Annual incentives are intended to provide an appropriate level of variable compensation to encourage executives to achieve annual results that create shareholder value without encouraging excessive risk taking.
NEOs are eligible to receive short-term cash-based incentives on the achievement of specified annual Company-wide financial performance measures set forth in the MIP. The Company structures the MIP to motivate performance that balances short-term and long-term results and aligns the interests of management with shareholders. Each NEO’s target incentive award under the annual incentive program is based on a review of competitive market practice and is designed to approximate a market value that is generally at the median of the comparator group.
The following describes the 2023 MIP target payment applicable to each NEO:
Name(1)	2023 Target Incentive (as a % of base salary)(2)	Performance Results (as a % of the target)
D.G. Macpherson	150%	128%
Deidra C. Merriwether(3)	100%	128%
Paige K. Robbins(4)	100%	128%
Nancy L. Berardinelli-Krantz(5)	80%	128%
Matthew E. Fortin(6)	80%	128%

(1)
The table outlines current executive officers as of December 31, 2023. With respect to former executive officers, Mr. Howard’s annual MIP target was 80% and was prorated through July 31, 2023. Ms. Carroll’s annual MIP target was 80% and was prorated based on date of death.

(2)
Pro-rata calculations are made in accordance with plan provisions and based on the number of eligible days in each eligible month.

(3)
Ms. Merriwether’s annual MIP target was increased from 90% to 100% effective April 1, 2023.

(4)
Ms. Robbins’ annual MIP target was increased from 90% to 100% effective April 1, 2023.

(5)
Ms. Berardinelli-Krantz’s annual MIP target of 80% was effective with her appointment as SVP and Chief Legal Officer effective January 30, 2023 and remained unchanged thereafter.

(6)
Mr. Fortin’s annual MIP target was 80% subsequent to his appointment as SVP and Chief Human Resources Officer. Prior to his appointment, he was aligned to the Company’s broad-based incentive plan N.A. MIP with a 45% target. For information regarding Mr. Fortin’s 2023 annual incentive award, see footnote 3 in the Summary Compensation Table.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	50	2024 proxy statement
The 2023 MIP payout was based as a percentage of the NEO’s annualized base salary as of December 31, 2023 with the exception of Ms. Carroll, whose MIP payout was based as a percentage of her base salary as of her date of death, and Mr. Howard, whose MIP payout was based as a percentage of his base salary as of July 31, 2023. The 2023 MIP was based on 2023 year-over-year total Company daily, organic constant currency sales and total Company adjusted ROIC, as well as on an ESG modifier, which can increase or decrease payouts determined by financial performance up to +/- 10 percentage points. The MIP is capped at 200% of the target award.
The financial metrics that make up the framework of MIP continue to be in place as the Company believes the design of the annual incentive program supports the creation of shareholder value as it encourages management to focus on profitable sales growth and the effective use of capital. The core financial metrics that underpin the MIP have been in place for more than 20 years, although specific objectives and performance target levels have been modified on a year-by-year basis in light of the current economic and competitive environment. The financial metrics were selected to align with Company strategy and to balance sales growth with profitability, efficiency, expense management and asset management. Total Company adjusted ROIC reflects how effectively management uses Company assets and is generally defined by the Company as pre-tax annual adjusted operating earnings divided by average net working assets for the period. Year-over-year daily sales growth is determined by year-over-year results and modified for the Company’s current year planned foreign currency exchange rates used when setting initial targets. Therefore, total Company daily, organic constant currency sales for the purpose of MIP, excludes the impact on the Company’s sales due to foreign currency exchange rate fluctuations. Business results from acquisitions, divestitures and liquidations that occur during the year are generally not included in the calculation of total Company daily, organic constant currency sales or total Company adjusted ROIC. These measures are consistent with the Company’s objective of growing profitably over time, which it believes is closely linked with shareholder value creation. The financial results are subject to an ESG modifier, which can increase or decrease payouts up to +/-10 percentage points and is based on total absolute scope 1 and scope 2 emissions and diverse leadership representation results. The overall design and inclusion of the modifier supports our goal to drive a purpose-driven culture that enables strong performance.
The following table shows the performance and payout scenarios established at the beginning of the year for 2023:
Total Company Adjusted ROIC Performance(1)	% Payout(2)
< 35.8%	0%
38.0%	40%
39.4 – 40.4%	50%
41.6%	60%
44.1%	100%
Total Company Daily, Organic Constant Currency Sales Growth Performance(1)	% Payout(2)
< 2.1%	0%
7.0%	40%
9% – 10.1%	50%
11.5%	60%
16.6%	100%

(1)
The 2023 MIP financial metrics are modified for the Company’s current year planned foreign currency exchange rates used when setting initial targets resulting in total Company daily, organic constant currency sales of 9.2% and total Company adjusted ROIC of 42.8%. This resulted in a final MIP payout of 128% of target. No adjustments to payouts were made. See Appendix B of this Proxy Statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

(2)
Payouts are interpolated on a straight-line basis.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	51	●
Based on the Compensation Committee’s review of the Company’s executive compensation programs, including the results driven by the programs and the strong level of shareholder support in 2023, the Compensation Committee determined that the program results are aligned with shareholder value creation and approved the 128% payout based on the financial results and incentive payout scales disclosed herein.
Short-term financial results exceeded expectations and therefore, the payout for the 2023 MIP was above target. Total Company daily, organic constant currency sales was 9.2%, resulting in a 50% total Company daily, organic constant currency sales payout, and 2023 total Company adjusted ROIC was 42.8%, resulting in a 78% total Company adjusted ROIC payout. The 2023 MIP financial metrics are modified for the Company’s current year planned foreign currency exchange rates used when setting initial targets. Total absolute scope 1 and scope 2 emissions and diverse leadership representation outcomes were within the targeted range. Therefore, the ESG modifier was determined to be 0%. The final 2023 MIP payout was 128%. The Company’s average MIP payout for NEOs over the last five years (2018-2022) was 123%.
The Company believes that it establishes total Company adjusted ROIC and sales growth targets that are rigorous and provide an appropriate level of motivation. Under the terms and conditions of the MIP, the Compensation Committee has the ability to adjust the reported financial results for incentive plan purposes to correct for any unusual circumstances, both positive and negative, that might affect total Company adjusted ROIC or sales growth.
Long-Term Incentives
The Company provides annual long-term incentives to NEOs and other key managers in order to:
•
Align the Company’s long-term business strategy and goals with those that increase shareholder value;

•
Achieve financial performance that balances growth, profitability and asset management;

•
Reward management for taking prudent action and achieving results that create shareholder value;

•
Attract qualified leaders to join the Company; and

•
Retain management through business cycles.

The Company’s long-term incentives for NEOs are provided under shareholder-approved incentive plans. The target number of shares granted to the NEOs is designed to approximate the median economic value of the compensation comparator group or applicable survey data for comparable jobs. The Compensation Committee annually establishes the target value of the award based on the executive’s position. The actual award may be adjusted up or down to reflect individual performance. In 2023, long-term targets were increased based on desired positioning with market data and individual and Company performance.
The Company’s practice is to use the 20-day average closing price of its common stock as of March 31 to calculate the number of shares underlying its annual equity grants to the NEOs and other grant-eligible employees to reduce short-term volatility between the value used to convert shares and the Company’s stock price value on the day of grant. The same 20-day average is used to calculate the number of shares underlying the Company’s annual equity grants to directors.
2023 NEO Long-Term Incentives Overview
The long-term incentives provided to NEOs during 2023 are summarized as follows:
Award	Weight as a Percentage of Total LTI (CEO)	Weight as a Percentage of Total LTI (Other NEOs)	Vesting	Performance Measure
Performance Share Units (PSUs)	60%	50%	Three-year cliff vesting contingent on performance	U.S. share gain,(1) Endless Assortment daily sales growth,(2) and total Company adjusted operating margin performance,(3) with each metric equally weighted.
Restricted Stock Units (RSUs)	40%	50%	Three-year graded vesting	Grant value determined based on individual performance; long-term value based on performance in stock price.

(1)
U.S. share gain is a relative metric which refers to the High-Touch Solutions—U.S. business daily, organic sales less estimated U.S. MRO market growth.

(2)
Reflects daily sales growth as reported under the Endless Assortment segment, which was effective January 1, 2021.

(3)
See Appendix B of this Proxy Statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	52	2024 proxy statement
As noted earlier, the Compensation Committee did not make any adjustments to its existing 2023 NEO long-term incentive program design from the program used in 2022, other than to adjust the weighting of the PSUs and RSUs within the long-term incentive program for the CEO to 60% PSUs and 40% RSUs instead of 50% PSUs and 50% RSUs. This change was made to further align CEO pay with Company performance. The Company continuously evaluates its long-term incentive program against its objective to provide appropriate incentives to drive long-term shareholder value creation, align management with the Company’s strategic initiatives and remain responsive to market practice.
2023 Performance Share Units (PSUs)

The Company’s 2023 PSU program provides the NEOs and other executives with a potential share payout depending on three performance metrics—U.S. share gain (a relative metric), Endless Assortment daily sales growth in constant currency, local days and total Company adjusted operating margin performance in constant currency—over a three-year cycle measured at the end of the third year based on the period average. Actual results are calculated on a constant currency basis in order to exclude foreign exchange impact. The Compensation Committee (with the assistance of its independent compensation consultant) and management perform a thorough analysis in setting the financial measures and threshold, target and maximum goals for a three-year performance cycle that begins January 1 of the first year. No dividend equivalents are paid on PSUs. The Compensation Committee has the flexibility to use different objectives and targets from year-to-year to maximize alignment with then-current business objectives and to reflect economic conditions.
The Company believes that these metrics are essential to gaining share and achieving profitable growth and are the appropriate performance measures to align with our pay for performance philosophy. The 2023 awards will remain at risk through 2025.
2022 Performance Share Units (PSUs)

The Company’s 2022 PSU program provides the NEOs and other executives with a potential share payout depending on three performance metrics—U.S. share gain (a relative metric), Endless Assortment daily sales growth in constant currency, local days and total Company adjusted operating margin performance—over a three-year cycle measured at the end of the third year based on the period average. The 2022 PSU program is designed on a similar basis as the 2023 PSU program, including with respect to financial measures, thresholds, targets and goals and do not include the payment of dividend equivalents. The 2022 award will remain at risk through 2024.
Restricted Stock Units (RSUs)

The Company’s RSU program applicable for 2023 and in prior years provides the NEOs and other executives with RSU grants allocated based on individual performance. RSUs align NEOs and other executives’ interests to stock price performance over time and three-year graded vesting encourages meaningful retention.
2021 Performance Share Unit (PSU) Program

The Compensation Committee approved the final results of the 2021-2023 PSU program at 124%. The 2021-2023 cycle was based on a three-year performance period from January 1, 2021 and ending December 31, 2023 performance period and was underpinned by three performance metrics—U.S. share gain (a relative metric), Endless Assortment daily sales growth and total Company adjusted operating margin performance. U.S. share gain was 459 bps, Endless Assortment daily sales growth was 10.7% and total Company adjusted operating margin performance expanded 143 bps on average over the three-year performance period. Therefore, the payout for these PSUs was 124% of target.(1) No dividend equivalents were paid on PSUs. The following table shows the performance and payout scenarios that were established at the beginning of 2021:
Total Payout(1)(2)	U.S. Share Gain(2)(3)	Endless Assortment Daily Sales Growth(2)(4)	Total Company Adjusted Operating Margin Performance(2)(5)
0%	≤ 0 bps	≤ 0%	<-200 bps
1% to 79%	1 bps to 149 bps	1% to 9%	-199 bps to -61 bps
80% to 99%	150 bps to 249 bps	10% to 14%	-60 bps to -21 bps
100%	250 bps to 350 bps	15% to 20%	-20 bps to 20 bps
101% to 120%	351 bps to 449 bps	21% to 25%	21 bps to 60 bps
121% to 199%	450 bps to 799 bps	26% to 39%	61 bps to 199 bps
200%	>800 bps	>40%	>200 bps

(1)
Payouts are interpolated on a straight-line basis.

(2)
See Appendix B of this Proxy Statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

(3)
Based on three-year average U.S. share gain performance for 2021 (+77 bps), 2022 (+781 bps) and 2023 (+518 bps).

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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(4)
Based on three-year average Endless Assortment daily sales growth performance for 2021 (19.2%), 2022 (7.7%) and 2023 (5.1%). Endless Assortment segment was effective January 1, 2021. For the 2021-2023 PSU cycle, Endless Assortment daily sales growth is based on Endless Assortment segment daily sales growth and based on year-over-year sales growth based on U.S. sales days and in U.S. dollars.

(5)
Based on three-year average year-over-year change in total Company adjusted operating margin performance for 2021 (+43 bps), 2022 (+253 bps) and 2023 (+132 bps).

Cash and Equity Sign-On/Promotion Awards
In fiscal year 2023, the Compensation Committee approved a one-time cash sign-on award with a total value of $900,000 subject to continued employment and a sign-on RSU award with a target grant date value of $1,100,000 with three-year ratable vesting to Ms. Berardinelli-Krantz who was appointed as Grainger’s SVP and Chief Legal Officer on January 30, 2023. The one-time cash and RSU awards were intended to compensate Ms. Berardinelli-Krantz for total compensation forfeited from her former employer. As informed by the Compensation Committee’s review of market data, talent market and critical nature of the Chief Legal Officer role, the one-time sign-on cash award and RSU award were deemed essential in hiring Ms. Berardinelli-Krantz.
Additionally, the Compensation Committee approved a one-time promotional RSU award with a target grant date value of $500,000 to Mr. Fortin who was promoted and appointed as Grainger’s SVP and Chief Human Resources Officer on September 13, 2023. These RSUs are subject to three-year cliff vesting.
Stock Ownership Guidelines
As of December 31, 2023, all officers subject to stock ownership guidelines, including the NEOs serving as executive officers as of such date, were in compliance with the guidelines.
The Company continues to believe that requiring executive ownership of Company stock creates alignment between executives and shareholders and encourages executives to act to increase shareholder value. In 1996, the Company established stock ownership guidelines for its NEOs and other officers. In 2011, the Company increased the minimum ownership requirement for the CEO from 5x base salary to 6x and established a retention ratio for equity awards. The stock ownership guidelines for the NEOs active as executive officers as of December 31, 2023 are as follows:
NEO	Minimum Ownership Requirement as a Percentage of Base Salary	Currently in Compliance?
D.G. Macpherson	6x	Yes
Deidra C. Merriwether	3x	Yes
Paige K. Robbins	3x	Yes
Nancy L. Berardinelli-Krantz	3x	Yes
Matthew E. Fortin	3x	Yes
These stock ownership guidelines must be met within three years of being appointed an officer or assuming a new position and are reviewed annually by the Board. NEOs are required to hold net shares realized from exercised option shares and other stock awards until ownership requirements are met. Officers who fail to achieve these ownership levels will not be allowed to sell shares received from the vesting of equity awards until they comply with the guidelines. Shares owned directly by the officer (including those held as a joint tenant or as a tenant in common), shares owned in a self-directed IRA, shares owned or held for the benefit of a spouse or minor children and RSUs are counted toward meeting the guidelines. Stock options (whether vested or unvested) and PSUs are not counted toward meeting the ownership guidelines.
Hedging and Pledging Prohibition
The Company’s Business Conduct Guidelines (which are available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com) prohibit employees and the Board from engaging in any financial arrangement (including, without limitation, short sales, put and call options) that establish a short position in Company stock and are designed to hedge or offset, any decrease in market value of the Company’s (or its subsidiaries’) equity securities. Company officers and Directors are also prohibited from pledging any Company stock as collateral for a loan or for a margin account. No Directors or executive officers have hedged or pledged any of the shares beneficially owned by them.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	54	2024 proxy statement
Other Benefits
All other benefits, including the Retirement Savings Plan, which provides for an annual, fixed 6% Company contribution to the 401(k) plan for NEOs and all other U.S.-based eligible employees and various welfare benefits provided to NEOs and other executive officers, are comparable to those provided to the majority of salaried and hourly U.S.-based Company employees, except as noted in this section.
•
The NEOs receive the same health and welfare benefits (the NEOs also receive the same Retirement Savings Plan Company contribution rate percentage of 6% to the 401(k) plan) that is applicable to all eligible U.S.-based employees.

•
The Company provides Supplemental Profit Sharing Plans (each, an “SPSP”) solely to maintain an equal Company retirement contribution percentage of 6% to approximately 184 employees, including NEOs, who would be subject to contribution or compensation limitations imposed on qualified plans by the Internal Revenue Code. The Company does not provide any other supplemental retirement benefits to its NEOs or other employees based in the United States.

Other components of the Company’s compensation programs that apply only to NEOs:
•
Physical Exams: Effective April 2011, the Company requires that certain Company officers (including certain NEOs) have periodic physical examinations that are paid for by the Company. The Company believes that periodic physical exams are helpful in maintaining the effectiveness of its executive talent. As of December 31, 2023, there were six participants in the program.

•
Transportation: Officers also are allowed the business and personal use of a car and driver, subject to reimbursement of the incremental cost of use. Officers are allowed the business use of corporate aircraft, which is chartered by the Company from a third-party provider on an as-needed basis, while Mr. Macpherson is allowed personal use, subject to reimbursement of the full cost of use of the charter. These benefits represent a cost-effective method of allowing the Company’s top executives to more effectively use their time.

•
Discontinued Benefit Plans: Messrs. Macpherson and Howard have grandfathered participation in the Company’s Executive Death Benefit Plan (the “EDBP”), which was closed to new participants effective December 31, 2009, at which time benefit formulas for existing participants were frozen. Under this program, the beneficiary of a participant who dies while employed by the Company is entitled to a taxable benefit of 120 monthly payments of 50% of the participant’s monthly base salary and target annual incentive. If a participant who is retirement-eligible under the EDBP dies after retirement or other separation of service from the Company, the beneficiary is entitled to a lump sum death benefit equal to 100% of the participant’s annual base salary and target annual incentive, unless such participant elects to receive, in lieu of the post-retirement death benefit, a lump sum cashout of the participant’s death benefit upon retirement. The Company’s policy is that, unless offered to other employees, it will not make payments, grants or awards following the death of an executive in the form of unearned salary or unearned bonuses, accelerated vesting or the continuation in force of unvested equity grants, awards or un-granted equity, perquisites and other payments or awards made in lieu of compensation.

Mr. Howard has grandfathered participation in the Company’s Frozen Voluntary Salary and Incentive Deferral Plan, which was discontinued effective December 31, 2016. Participants of this plan were previously able to defer up to 50% of their base salary and up to 85% of their bonus through this plan.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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Compensation Tables
Summary Compensation Table
Name and Principal Position(1)	Year	Salary	Bonus	Stock Awards(2)	Non-Equity Incentive Plan Comp.(3)	All Other Comp.(4)	Total
D.G. Macpherson Chairman of the Board & Chief Executive Officer	2023	$1,100,000	$0	$6,631,385	$2,112,000	$317,288	$10,160,673
	2022	$1,100,000	$0	$5,734,290	$2,920,500	$212,868	$9,967,658
	2021	$1,090,225	$0	$5,241,816	$2,343,000	$340,553	$9,015,594
Deidra C. Merriwether Senior Vice President & Chief Financial Officer	2023	$693,836	$0	$2,000,793	$873,905	$110,883	$3,679,417
	2022	$668,750	$0	$1,726,159	$1,075,275	$89,944	$3,560,128
	2021	$646,384	$0	$1,236,411	$830,700	$64,835	$2,778,330
Paige K. Robbins Senior Vice President & President Grainger Business Unit	2023	$693,836	$0	$2,000,793	$873,905	$110,883	$3,679,417
	2022	$668,750	$0	$1,726,159	$1,075,275	$94,714	$3,564,898
	2021	$647,589	$0	$1,236,411	$830,700	$66,549	$2,781,249
Nancy L. Berardinelli-Krantz Senior Vice President & Chief Legal Officer	2023	$566,137	$900,000	$2,400,939	$576,293	$351,541	$4,794,910

Matthew E. Fortin Senior Vice President & Chief Human Resources Officer	2023	$452,265	$0	$801,541	$341,105	$48,578	$1,643,489

John L. Howard Former Senior Vice President & General Counsel(5)	2023	$597,946	$0	$1,300,380	$449,920	$125,143	$2,473,389
	2022	$752,775	$0	$1,066,068	$1,071,204	$181,139	$3,071,186
	2021	$736,200	$0	$1,038,961	$842,458	$78,907	$2,696,526
Kathleen S. Carroll Former Senior Vice President & Chief Human Resources Officer(6)	2023	$384,444	$0	$1,151,067	$381,796	$65,240	$1,982,547
	2022	$519,375	$0	$1,015,447	$693,807	$59,618	$2,288,247
	2021	$477,250	$0	$420,755	$377,223	$46,325	$1,321,553

(1)
With the exception of Ms. Carroll, position titles correspond to the last executive position held during 2023.

(2)
Represents the grant date fair value of stock awards computed in accordance with FASB ASC Topic 718 and with PSUs calculated based on the probable outcome of such conditions (which was determined to be target). PSUs have a maximum payout of 200% of the target award. Therefore, the PSU awards at 200% of target would have a grant date fair value of $7,862,501, $1,970,974, $1,970,974, $1,280,999, $296,850, $1,280,999 and $1,133,912 for Mr. Macpherson, Ms. Merriwether, Ms. Robbins, Ms. Berardinelli-Krantz, Mr. Fortin, Mr. Howard and Ms. Carroll, respectively. Due to Ms. Carroll’s passing, her outstanding PSUs were settled at target (see footnote 6 below and footnote 24 in the Outstanding Equity Awards at Fiscal Year-End Table for further details).

(3)
The actual non-equity incentive plan payout for Mr. Fortin was $341,105 reflecting pro-rata payouts from 2023 MIP of $129,075 and the Company’s broad-based North America MIP (N.A. MIP) of $212,030 in accordance with the respective plan provisions. Mr. Fortin was aligned to the Company’s broad-based N.A. MIP prior to his appointment as SVP and Chief Human Resources Officer. Mr. Fortin was the only NEO who participated in the N.A. MIP, which includes a maximum individual performance multiplier of 150%. The portion received by Mr. Fortin under the 2023 N.A. MIP plan provisions was $129,075 which reflects performance results at 126% of target and an individual performance multiplier of 100%. The daily, organic constant currency sales High-Touch Solutions—N.A. MIP component was 9.2% resulting in a 53% sales growth payout, and the adjusted ROIC component was 45.7% resulting in a 73% adjusted ROIC payout, for a combined 2023 N.A. MIP payout of 126%, rounded to the nearest whole percent. The 2023 N.A. MIP financial metrics were modified for the Company’s current year planned foreign currency exchange rates used when setting initial targets. 2023 adjusted ROIC is a non-GAAP financial measure. For a definition of this measure and for a reconciliation to the nearest comparable GAAP measure, see Appendix B to this Proxy Statement.

(4)
For 2023, includes contributions accrued under the Company’s Retirement Savings plan and the related SPSP of $241,230, $106,113, $106,113, $87,352, $48,578, $100,584 and $65,240 for Mr. Macpherson, Ms. Merriwether, Ms. Robbins, Ms. Berardinelli-Krantz, Mr. Fortin, Mr. Howard and Ms. Carroll, respectively. Ms. Carroll’s Retirement Savings Account contributions ceased as of the date of her death, and her trust will receive a final Retirement Savings Plan distribution based on her beneficiary elections and in accordance with the relevant plan provisions. Amounts in this column also include: the

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●	56	2024 proxy statement
incremental cost of the frozen EDBP of $71,288 for Mr. Macpherson and $18,481 to Mr. Howard, relocation costs of $218,164 and associated relocation benefit tax gross-ups of $40,696 pursuant to the Company’s relocation policy related to the relocation of Ms. Berardinelli-Krantz and the cost of executive physicals of $4,770, $4,770, $4,770, $5,329 and $6,078 for Mr. Macpherson, Ms. Merriwether, Ms. Robbins, Ms. Berardinelli-Krantz and Mr. Howard, respectively.
(5)
As previously disclosed on the Company’s Current Report filed with the SEC on December 15, 2022, Mr. Howard stepped down as the Company’s General Counsel on January 30, 2023. He continued to serve as an active employee thereafter.

(6)
Ms. Carroll passed away during fiscal year 2023 on September 3, 2023.

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Grants of Plan-Based Awards
Name	Grant Date	Approval Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: No. of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards(3)
			Threshold	Target	Maximum	Threshold	Target	Maximum
D.G. Macpherson			$0	$1,650,000	$3,300,000
	4/1/23	2/14/23				0	5,880	11,760		$3,931,250
	4/1/23	2/14/23							3,920	$2,700,135
Deidra C. Merriwether			$0	$682,738	$1,365,476
	4/1/23	2/14/23				0	1,474	2,948		$985,487
	4/1/23	2/14/23							1,474	$1,015,306
Paige K. Robbins			$0	$682,738	$1,365,476
	4/1/23	2/14/23				0	1,474	2,948		$985,487
	4/1/23	2/14/23							1,474	$1,015,306
Nancy L. Berardinelli-Krantz			$0	$450,229	$900,458
	2/1/23	12/13/22							1,867	$1,100,559
	4/1/23	2/14/23				0	958	1,916		$640,500
	4/1/23	2/14/23							958	$659,880
Matthew E. Fortin			$0	$269,118	$538,236
	4/1/23	2/14/23				0	222	444		$148,425
	4/1/23	2/14/23							222	$152,916
	10/1/23	9/8/23							723	$500,200
John L. Howard			$0	$351,500	$703,000
	4/1/23	2/14/23				0	958	1,916		$640,500
	4/1/23	2/14/23							919	$659,880
Kathleen S. Carroll(4)			$0	$298,278	$596,556
	4/1/23	2/14/23				0	848	1,696		$566,956
	4/1/23	2/14/23							848	$584,111

(1)
Represents potential amounts under the 2023 MIP. Actual payout amounts under the 2023 MIP are included in the “Non-Equity Incentive Plan Comp.” column of the Summary Compensation Table. Mr. Fortin was aligned to the Company’s broad-based N.A. MIP Program for the period from January 1, 2023 to September 16, 2023. Mr. Fortin was the only NEO who participated for a portion of the year in the N.A. MIP which includes a maximum individual performance multiplier of 150%. For actual performance under the N.A. MIP for Mr. Fortin, see footnote 3 in the Summary Compensation Table.

(2)
The number of shares that may be earned for the 2023 grant of PSUs from 0% to 200% of the target awards made under the 2022 Incentive Plan.

(3)
Represents the grant date fair value of awards of RSUs and PSUs (based on the probable outcome of the performance conditions) as calculated under FASB ASC Topic 718 without allocating over the vesting period. Ms. Berardinelli-Krantz received a sign-on restricted stock unit award granted on February 1, 2023 with three-year graded vesting. Mr. Fortin received a sign-on restricted stock unit award granted on October 1, 2023 with three-year cliff vesting.

(4)
In accordance with the 2015 Incentive Plan and 2022 Incentive Plan (and consistent with how equity is treated for all Grainger employees upon death), Ms. Carroll’s 1,696 unvested RSU awards were accelerated and settled and unvested PSUs were settled at target, resulting in 2,388 PSUs at settlement upon death.

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●	58	2024 proxy statement
Outstanding Equity Awards at Fiscal Year-End
Name	Option Awards					Stock Awards
	No. of Securities Underlying Unexercised Options Exercisable(1)	No. of Securities Underlying Unexercised Options Unexercisable(1)	Equity Incentive Plan Awards: No. of Securities Underlying Unexercised Unearned Options	Option Exercise Price(2)	Option Expiration Date(3)	No. of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(4)	Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested(5)	Equity Incentive Plan Awards: Market or Payout of Unearned Shares, Units or Other Rights That Have Not Vested(6)
D.G. Macpherson						18,222(12)	$15,100,389	23,088(13)	$19,132,795
	46,063(10)			$276.64	4/1/28
	30,663(11)			$311.26	3/31/29
Deidra C. Merriwether						6,359(14)	$5,269,640	6,358(15)	$5,268,811
	2,860(8)			$234.38	3/31/26
	2,318(9)			$231.20	4/2/27
	3,123(10)			$276.64	4/1/28
	2,339(11)			$311.26	3/31/29
Paige K. Robbins						6,866(16)	$5,689,786	6,358(17)	$5,268,811
	3,122(7)			$231.88	3/31/25
	3,813(8)			$234.38	3/31/26
	2,814(9)			$231.20	4/2/27
	3,904(10)			$276.64	4/1/28
	2,859(11)			$311.26	3/31/29
Nancy L. Berardinelli-Krantz						2,825(18)	$2,341,049	1,916(19)	$1,587,770
Matthew E. Fortin						2,068(20)	$1,713,731	1,076(21)	$891,670
John L. Howard						2,564(22)	$2,124,761	4,022(23)	$3,332,991
	8,979(10)			$276.64	4/1/28
	5,977(11)			$311.26	3/31/29
Kathleen S. Carroll(24)	0					0	$0	0	$0

(1)
Represents stock option awards with a 10-year term and three-year cliff vesting for awards granted through 2018; three-year graded vesting for awards granted in 2019. Upon retirement from the Company, unvested options automatically vest and may be exercised within the lesser of six years or the remaining term of the option.

(2)
Awards were issued at fair market value, which is the closing stock price on the grant date.

(3)
Represents 10 years after the award date.

(4)
Represents the aggregate unvested RSUs outstanding multiplied by the year-end closing price of $828.69 and 2021 PSUs granted to all NEOs, excluding Ms. Carroll as her unvested RSUs were accelerated upon death and settled and unvested PSUs were accelerated and settled at target upon death.

(5)
Represents the maximum number of shares to be issued in connection with the 2022 and 2023 PSUs.

(6)
Represents the aggregate performance awards outstanding assuming payouts at maximum levels multiplied by the year-end closing price of $828.69.

(7)
100% of these options vested on April 1, 2018.

(8)
100% of these options vested on April 1, 2019.

(9)
100% of these options vested on April 3, 2020.

(10)
100% of these options vested on April 2, 2021.

(11)
100% of these options vested on April 1, 2022.

(12)
Represents 2,230 RSUs that will vest on April 1, 2024, 1,888 RSUs that will vest on April 1, 2024, 1,888 RSUs that will vest on April 1, 2025, 1,306 RSUs that will vest on April 1, 2024, 1,307 RSUs that will vest on April 1, 2025, 1,307 RSUs that will vest on April 1, 2026 and 8,296 PSUs that will vest on April 1, 2024, based on the final 2021 PSU performance results from January 1, 2021 through December 31, 2023.

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(13)
Represents 11,328 PSUs that are assumed to vest on April 1, 2025, based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2022 through December 31, 2024 and 11,760 PSUs that are assumed to vest on April 1, 2026, based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2023 through December 31, 2025.

(14)
Represents 1,265 RSUs that will vest on November 1, 2024, 526 RSUs that will vest on April 1, 2024, 568 RSUs that will vest on April 1, 2024, 569 RSUs that will vest on April 1, 2025, 491 RSUs that will vest on April 1, 2024, 491 RSUs that will vest on April 1, 2025, 492 RSUs that will vest on April 1, 2026 and 1,957 PSUs that will vest on April 1, 2024, based on the final 2021 PSU performance results from January 1, 2021 through December 31, 2023.

(15)
Represents 3,410 PSUs that are assumed to vest on April 1, 2025, based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2022 through December 31, 2024 and 2,948 PSUs that are assumed to vest on April 1, 2026, based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2023 through December 31, 2025.

(16)
Represents 526 RSUs that will vest on April 1, 2024, 568 RSUs that will vest on April 1, 2024, 569 RSUs that will vest on April 1, 2025, 491 RSUs that will vest on April 1, 2024, 491 RSUs that will vest on April 1, 2025, 492 RSUs that will vest on April 1, 2026, 1,772 RSUs that will vest on April 2, 2025 and 1,957 PSUs that will vest on April 1, 2024, based on the final 2021 PSU performance results from January 1, 2021 through December 31, 2023.

(17)
Represents 3,410 PSUs that are assumed to vest on April 1, 2025, based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2022 through December 31, 2024 and 2,948 PSUs that are assumed to vest on April 1, 2026, based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2023 through December 31, 2025.

(18)
Represents 622 RSUs that will vest on February 1, 2024, 622 RSUs that will vest on February 1, 2025, 623 RSUs that will vest on February 1, 2026, 319 RSUs that will vest on April 1, 2024, 319 RSUs that will vest on April 1, 2025 and 320 RSUs that will vest on April 1, 2026.

(19)
Represents 1,916 PSUs that are assumed to vest on April 1, 2026, based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2023 through December 31, 2025.

(20)
Represents 121 RSUs that will vest on April 1, 2024, 343 RSUs that will vest on July 1, 2025, 105 RSUs that will vest on April 1, 2024, 106 RSUs that will vest on April 1, 2025, 74 RSUs that will vest on April 1, 2024, 74 RSUs that will vest on April 1, 2025, 74 RSUs that will vest on April 1, 2026, 723 RSUs that will vest on October 1, 2026 and 448 PSUs that will vest on April 1, 2024, based on the final 2021 PSU performance results from January 1, 2021 through December 31, 2023.

(21)
Represents 632 PSUs that are assumed to vest on April 1, 2025, based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2022 through December 31, 2024 and 444 PSUs that are assumed to vest on April 1, 2026, based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2023 through December 31, 2025.

(22)
Represents 306 RSUs that will vest on April 1, 2024, 306 RSUs that will vest on April 1, 2025, 307 RSUs that will vest on April 1, 2026 and 1,645 PSUs that will vest on April 1, 2024, based on the final 2021 PSU performance results from January 1, 2021 through December 31, 2023.

(23)
Represents 2,106 PSUs that are assumed to vest on April 1, 2025, based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2022 through December 31, 2024 and 1,916 PSUs that are assumed to vest on April 1, 2026, based on the maximum level of achievement of the performance goals over the three-year performance period from January 1, 2023 through December 31, 2025.

(24)
Ms. Carroll’s vested equity awards transferred to her estate upon her death. In accordance with the 2015 Incentive Plan and 2022 Incentive Plan (and consistent with how equity is treated for all Grainger employees upon death), 1,696 unvested RSU awards were accelerated and settled upon death, and 2,388 unvested PSU awards were accelerated and settled at target upon death.

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●	60	2024 proxy statement
Option Exercises and Stock Vested
Name	Option Awards Exercised		Stock Awards Vested
	No. of Shares Acquired on Exercise(1)	Value Realized on Exercise(2)	No. of Shares Acquired on Vesting	Value Realized on Vesting(3)
D.G. Macpherson	60,242	$27,825,975	28,531	$19,679,393
Deidra C. Merriwether	4,623	$1,965,985	2,802	$1,930,046
Paige K. Robbins	2,127	$943,749	3,113	$2,144,266
Nancy L. Berardinelli-Krantz	0	$0	0	$0
Matthew E. Fortin	3,439	$1,527,739	2,316	$1,644,590
John L. Howard	20,997	$10,073,678	2,604	$2,465,975
Kathleen S. Carroll	1,690	$608,907	5,684	$4,004,922

(1)
Represents the number of stock options exercised. The amounts included in these columns for Ms. Carroll represent stock options that were exercised by Ms. Carroll prior to her death.

(2)
Represents the difference between the exercise price and the market price of the common stock on the date of exercise.

(3)
Represents the value of the RSU, PSU and performance RSU (“PRSU”) awards on the vesting date. Ms. Carroll’s vested equity awards transferred to her estate upon her death. In accordance with the 2015 Incentive Plan and 2022 Incentive Plan (and consistent with how equity is treated for all Grainger employees upon death), 1,696 unvested RSU awards were accelerated and settled upon death and unvested PSUs were settled at target, resulting in 2,388 PSUs at settlement upon death.

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Nonqualified Deferred Compensation
Name	Plan	Executive Contributions in Last Fiscal Year	Company Contributions in Last Fiscal Year(1)	Aggregate Earnings in Last Fiscal Year(2)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year Equivalent(3)
D.G. Macpherson	SPSP II	$0	$188,280	$460,028	$0	$3,365,892
	Total	$0	$188,280	$460,028	$0	$3,365,892
Deidra C. Merriwether	SPSP II	$0	$71,644	$69,638	$0	$489,778
	Total	$0	$71,644	$69,638	$0	$489,778
Paige K. Robbins	SPSP II	$0	$71,644	$113,531	$0	$788,261
	Total	$0	$71,644	$113,531	$0	$788,261
Nancy L. Berardinelli-Krantz	SPSP II	$0	$0	$0	$0	$0
	Total	$0	$0	$0	$0	$0
Matthew E. Fortin	SPSP II	$0	$24,794	$31,062	$0	$324,116
	Total	$0	$24,794	$31,062	$0	$324,116
John L. Howard(4)	Frozen Salary & Incentive Deferral	$0	$0	$505,626	$0	$4,000,178
	SPSP & SPSP II	$0	$77,400	$400,585	$0	$3,200,847
	Deferred RSUs	$0	$0	$5,448,800	$0	$16,573,800
	Total	$0	$77,400	$6,355,011	$0	$23,774,825
Kathleen S. Carroll(5)	SPSP II	$0	$35,451	$5,429	$115,296	$0
	Total	$0	$35,451	$5,429	$115,296	$0

(1)
The Company provides the SPSPs solely to maintain an equal percentage of profit-sharing contribution to employees (including all NEOs) who would be subject to contribution or compensation limits imposed on qualified plans by the Internal Revenue Code. For Mr. Macpherson, Ms. Merriwether, Ms. Robbins, Ms. Berardinelli-Krantz, Mr. Fortin, Mr. Howard and Ms. Carroll, this represents the Company SPSP contribution. These contributions were disclosed as part of All Other Comp. in the Summary Compensation Table.

(2)
Represents earnings on all nonqualified balances, including SPSP earnings. For Mr. Howard, also includes earnings on voluntary deferrals and vested deferred restricted stock units as shown above.

(3)
Aggregate year-end balances for the SPSPs (contributions are disclosed as “All Other Comp.” in the Summary Compensation Table). For Mr. Howard, also includes year-end balances for his voluntary deferral account and vested deferred RSUs. For Mr. Howard, also includes year-end balances for his voluntary deferral account and vested deferred restricted stock units which do not offer above market earnings (as defined by SEC rules). As a result, none of these earnings or losses are reflected in the Summary Compensation Table.

(4)
Mr. Howard will receive a final lump-sum distribution in November 2024 of his entire SPSP balance as noted above adjusted to reflect investment gains and losses, in accordance with the plan provisions. For the SPSP II and Frozen Voluntary Salary and Deferral Plan, annual installments will commence in February 2024 with subsequent annual distributions made until the end of the five-year term in February 2028.

(5)
Ms. Carroll’s trust received a distribution of $115,296 from her SPSP II account on October 2, 2023, based on her beneficiary elections and in accordance with the relevant plan provisions. A final SPSP II contribution of $45,440 will be distributed to her estate on April 1, 2024, adjusted to reflect investment gains and losses, in accordance with the plan provisions.

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●	62	2024 proxy statement
Employment Agreements, Change in Control and Termination of Employment Arrangements
Employment Agreements
The Company does not maintain employment agreements with its NEOs.
Change in Control—Equity Plans
Under the terms of the Company’s 2015 Incentive Plan and 2022 Incentive Plan, which are the sources for all equity awards granted after April 2015, “double trigger” vesting provisions apply to all equity awards (i.e., both a change in control occurs and a participant is involuntarily terminated within one year of the change in control).
Change in Control Agreements
The Company has change in control agreements (“CIC Agreements”) with five executive officers. These CIC Agreements are intended to ensure that in the event of a pending or threatened change in control, the Company retains its management and that their full attention is focused on the best interests of the Company and its shareholders and not on the uncertainty of their future employment prospects under those circumstances.
The Company’s CIC Agreements have double trigger arrangements. Under each CIC Agreement, the executive is entitled to certain benefits which include a lump-sum payment equal to 2x the sum of (a) the executive’s annual salary, (b) the executive’s target annual incentive and (c) in connection with the Company’s non-contributory supplemental retirement profit sharing plans, a percentage of annual salary and annual incentive equal to the average percentage of covered compensation contributed by the Company under the plans for the last three fiscal years. The executive is also entitled to two years of continued health and dental benefits.
Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to a public company for compensation over $1 million per taxable year paid to the Company’s NEOs. Prior to the Tax Cuts and Jobs Act of 2017 (“TCJA”), compensation that qualified as “performance-based” compensation was not subject to the deductibility limit. Effective for taxable years beginning after December 31, 2017, subject to certain transition relief, the TCJA eliminated this exception. Stock options granted to our NEOs prior to November 2, 2017 under the 2015 Incentive Plan qualify for the transition relief, and gains on exercises of such stock options are considered to be “performance-based” compensation not subject to the $1 million deductibility limit. Any other compensation paid to our NEOs, including awards other than the grandfathered stock options, is subject to the Section 162(m) deductibility limit and all or a portion of such compensation may be nondeductible. While the tax treatment applicable to the Company’s compensation programs was considered, the Company intends to authorize compensation that will not be deductible under Section 162(m) as it believes doing so is in the best interest of the Company and its shareholders.
Accounting Considerations
Upon vesting, settlement or maturity, equity awards under the 2022 Incentive Plan and predecessor plans are distributed in the form of shares of the Company’s common stock. Under the ASC 718, these types of awards are considered equity awards. As a result, the total amount of compensation expense to be recorded for the awards is based on the fair value of the awards on the grant date. This fair value is then recorded over the vesting period, usually three years, and is recorded to compensation expense, net of estimated forfeitures and as an increase in paid-in capital. The amount of compensation expense is not subsequently adjusted for changes in the Company’s share price, but it is adjusted for the estimated number of shares to be distributed. While the accounting treatment described above was considered in the development of the long-term incentive program, it was not a material consideration.
Compensation Recoupment (Clawbacks)
The Company has established strong recoupment policies. For current or former executive officers only, the Company established a ‘no fault’ clawback policy that follows the incentive-based compensation recovery provisions of the Dodd-Frank Act and the NYSE listing requirements. Under this policy, the Company is required to recoup (on a pre-tax basis) erroneously paid incentive compensation received during the three-year recoupment period from covered executive officers in the event of a mandatory accounting restatement even if there was no fault, misconduct or failure of oversight on the part of the officer. Discretion is generally not permitted under this policy except in very limited circumstances as prescribed by the Dodd-Frank Act and NYSE listing requirements.
In addition to this policy, all executive officer and non-officer equity award recipients, are subject to long-standing recoupment policies with expanded recoupment triggers beyond those required by the Dodd-Frank Act and the NYSE listing requirements. In connection with using long-term incentives as a method to align management and shareholder interests, the Company provides an annual equity award agreement that sets forth the terms of the award, including continued employment, compliance with the Company’s Business Conduct Guidelines and
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applicable laws and regulations. The Company’s equity award agreements contain recoupment (or clawback) provisions that specify situations granting the Board the right to recoup both cash incentives and equity compensation from the NEOs and other employees.
Under the recoupment terms of these agreements, the Company may recover incentive compensation in the event of:
•
A participant’s commission of misconduct against the Company or any criminal conduct, including embezzlement, fraud or theft, that involves or is related to the Company or any other conduct by a participant that violates Company policy or injures the Company’s property or reputation;

•
A participant’s violation of his or her obligations under the unfair competition agreement to which he or she is bound;

•
The Company’s public filing of inaccurate financial results, whether or not they result in a restatement; or

•
A participant’s receipt of any amount in excess of what he or she should have received under the award agreement for any reason (including mistakes and administrative errors).

This applies to any incentive compensation awarded or paid to an employee at a time when he or she is an officer including to the extent required by applicable law or listing standard of the NYSE. Subsequent changes in status, including retirement or termination of employment, do not impact the Company’s rights to recover compensation under this policy.
Termination
The Company does not have employment contracts. In 2023, the Company formalized a written severance policy guidance applicable to U.S. team members, including both NEOs and non-NEOs. In general, NEOs are eligible to receive pay and benefit continuation for 12 months under this policy guidance in the event of a “qualifying termination” as defined in the policy guidance. Except for terminations covered under this policy guidance or those taken withing certain limited periods of time following a change in control the NEOs are not entitled to severance upon termination. The executive’s CIC Agreements provide the potential for a lump sum payment following a change in control.
Retirement
The definition of retirement eligibility is the same for all U.S. employees. Under the Retirement Savings Plan, an employee is retirement-eligible upon reaching age 60. For equity awards made under the prior 2015 Incentive Plan, an employee is retirement-eligible upon attaining age 60, age 55 with 20 years of service, or 25 years of service. Under the retirement definition applicable to the 2022 Incentive Plan, an additional 5 years of service was added to the age 60 requirement such that an employee is retirement-eligible upon attaining any of the following:
•
age 60 and 5 years of service;

•
age 55 and 20 years of service; or

•
25 years of service.

Under the 2022 Incentive Plan, the Company provides the following upon termination of active employment due to retirement for all retirement-eligible employees, including NEOs:
•
Outstanding stock options become vested and executives have the right to exercise such stock options within six years from date of termination or for the remaining term of the stock option, whichever is less;

•
Settlement of PRSUs and PSUs occurs after the end of the performance period in common stock equal to the number of the executive’s outstanding performance shares earned for the performance period;

•
Continued vesting for RSUs granted under the 2022 Incentive Plan; and

•
Cash payments equal to account balances under retirement profit sharing, any supplemental retirement profit sharing program and the Frozen Voluntary Salary and Incentive Deferral Plan will be made in installment payments for up to 15 years or in a lump-sum payment based on the election made by the executive in accordance with the terms and conditions of those plans.

Mr. Howard is the only NEO who is retirement-eligible as of December 31, 2023 for purposes of the Company’s active retirement programs and discontinued EDBP. Mr. Macpherson is only considered early retirement eligible under the Company’s discontinued EDBP, which was closed to new participants effective December 31, 2009 (see Other Benefits on page 54 for details on the frozen EDBP).
The following tables illustrate the potential incremental payments and benefits that could be received by the NEOs upon his or her retirement, death or disability or upon a change in control of the Company. The amounts shown in the following tables assume that any such retirement, death, disability or change in control, as applicable, was effective as of December 31, 2023 and thus only includes amounts earned through such date. However, the actual amounts that would be paid out under each circumstance can only be determined at the time of separation.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	64	2024 proxy statement
Other Potential Post-Employment Payments
Macpherson, D.G.

Type of Payment	Retirement(7) ($)	Death ($)	Disability ($)	Involuntary Termination without Cause(8) ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)
Cash Compensation
Cash Payments	$0	$0	$0	$2,750,000	$0	$5,830,000
Long-Term Incentives
Restricted Stock Units
Unvested and Accelerated Awards(1)	$0	$8,225,577	$8,225,577	$4,495,367	$0	$8,225,577
Performance Shares
Unvested and Accelerated Awards(2)	$0	$15,960,569	$15,960,569	$12,688,901	$0	$15,960,569
Benefits
Continuation of Health & Welfare Benefits(3)	$0	$0	$0	$19,480		$39,082
Life Insurance and Death Benefit(4)	$1,143,434	$11,011,816	$0	$1,143,434	$1,130,341	$1,130,341
Continuation of Retirement Savings Plan(5)	$0	$0	$0	$66,000	$0	$0
Perquisites and Tax Payments
Outplacement(6)	$0	$0	$0	$165,000	$0	$165,000
Total	$1,143,434	$35,197,962	$24,186,146	$21,328,182	$1,130,341	$31,350,569

(1)
Mr. Macpherson has three grants of unvested RSUs as of December 31, 2023.

(2)
Mr. Macpherson has three grants of unvested PSUs as of December 31, 2023. In the event of death or disability, Mr. Macpherson is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares as defined under the relevant award agreements.

(3)
Upon change in control followed by termination without cause or with good reason, two years of continuation of active health and welfare benefits have been included based upon using the Company’s budget/insured rates projected forward throughout the two years using 5.5% health and 3.0% dental annual trends as well as a 4.73% annual discount factor. In the event of involuntary termination without cause, Mr. Macpherson is entitled to continued health and welfare benefits at the active team member’s rates for a 12-month period.

(4)
Upon death, Mr. Macpherson’s survivors shall receive, for 120 months, 50% of his monthly base salary and target bonus amount, under the frozen EDBP. Upon a change in control, Mr. Macpherson would receive a lump sum cash benefit equal to the present value of 100% of his annual base salary and target bonus amount assuming mortality at age 80 and based on 120% of the applicable federal rate. Upon retirement, Mr. Macpherson has elected to receive a lump sum cash benefit in lieu of the post-retirement death benefit under the EDBP. The figure included in the table reflects the present value of 100% of his annual base salary and target bonus amount based on an annualized interest rate factor of 6% and assuming mortality at age 80. This amount may be increased to reflect the estimated federal income tax payable on such benefit, based on the then maximum tax rate, subject to a cap of 200% of his annual base salary plus target bonus amount.

(5)
In the event of involuntary termination without cause, Mr. Macpherson will continue to be eligible to receive a fully vested 401(k) contribution for a 12 -month period.

(6)
In the event of a change in control followed by termination without cause or with good reason or involuntary termination without cause, the Company shall provide Mr. Macpherson with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the executive’s annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(7)
Mr. Macpherson is retirement eligible under EDBP as of December 31, 2023.

(8)
In the event of a Qualifying Termination Employment Event for involuntary terminations without cause, the above-named executive would be eligible for 12 months of pay and continuation of certain benefit plans and entitlements.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	65	●
Merriwether, Deidra C.

Type of Payment	Retirement(7) ($)	Death ($)	Disability ($)	Involuntary Termination without Cause(8) ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)
Cash Compensation
Cash Payments	$0	$0	$0	$1,382,738	$0	$2,931,404
Long-Term Incentives
Restricted Stock Units
Unvested and Accelerated Awards(1)	$0	$3,647,893	$3,647,893	$2,362,457	$0	$3,647,893
Performance Shares
Unvested and Accelerated Awards(2)	$0	$3,942,078	$3,942,078	$3,315,382	$0	$3,942,078
Benefits
Continuation of Health & Welfare Benefits(3)	$0	$0	$0	$19,480	$0	$39,082
Life Insurance and Death Benefit Payout(4)	$0	$0	$0	$0	$0	$0
Continuation of Retirement Savings Plan(5)	$0	$0	$0	$42,000	$0	$0
Perquisites and Tax Payments
Outplacement(6)	$0	$0	$0	$105,000	$0	$105,000
Total	$0	$7,589,971	$7,589,971	$7,227,057	$0	$10,665,457

(1)
Ms. Merriwether has four grants of unvested RSUs as December 31, 2023.

(2)
Ms. Merriwether has three grants of unvested PSUs as December 31, 2023. In the event of death or disability, Ms. Merriwether is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares as defined under the relevant award agreements.

(3)
The health and welfare benefits value upon change in control and termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company’s budget/insured rates projected forward throughout the two years using 5.5% health and 3.0% dental annual trends as well as a 4.73% annual discount factor. In the event of involuntary termination without cause, Ms. Merriwether is entitled to continued health and welfare benefits at the active team member’s rates for a 12-month period.

(4)
Ms. Merriwether is not eligible for the frozen EDBP.

(5)
In the event of involuntary termination without cause, Ms. Merriwether will continue to be eligible to receive a fully vested 401(k) contribution for a 12 -month period.

(6)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Ms. Merriwether with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive’s annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(7)
Ms. Merriwether is not eligible for retirement under the Company’s retirement plan as of December 31, 2023.

(8)
In the event of a Qualifying Termination Employment Event for involuntary terminations without cause, the above-named executive would be eligible for 12 months of pay and continuation of certain benefit plans and entitlements.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	66	2024 proxy statement
Robbins, Paige K.

Type of Payment	Retirement(7) ($)	Death ($)	Disability ($)	Involuntary Termination without Cause(8) ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)
Cash Compensation
Cash Payments	$0	$0	$0	$1,382,738	$0	$2,931,404
Long-Term Incentives
Restricted Stock Units
Unvested and Accelerated Awards(1)	$0	$4,068,039	$4,068,039	$1,314,164	$0	$4,068,039
Performance Shares
Unvested and Accelerated Awards(2)	$0	$3,942,078	$3,942,078	$3,315,382	$0	$3,942,078
Benefits
Continuation of Health & Welfare Benefits(3)	$0	$0	$0	$19,480	$0	$39,082
Life Insurance and Death Benefit Payout(4)	$0	$0	$0	$0	$0	$0
Continuation of Retirement Savings Plan(5)	$0	$0	$0	$42,000	$0	$0
Perquisites and Tax Payments
Outplacement(6)	$0	$0	$0	$105,000	$0	$105,000
Total	$0	$8,010,117	$8,010,117	$6,178,764	$0	$11,085,603

(1)
Ms. Robbins has four grants of unvested RSUs as of December 31, 2023.

(2)
Ms. Robbins has three grants of unvested PSUs as of December 31, 2023. In the event of death or disability, Ms. Robbins is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares as defined under the relevant award agreements.

(3)
The health and welfare benefits value upon change in control and termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company’s budget/insured rates projected forward throughout the two years using 5.5% health and 3.0% dental annual trends as well as a 4.73% annual discount factor. In the event of involuntary termination without cause, Ms. Robbins is entitled to continued health and welfare benefits at the active team member’s rates for a 12-month period.

(4)
Ms. Robbins is not eligible for the frozen EDBP.

(5)
In the event of involuntary termination without cause, Ms. Robbins will continue to be eligible to receive a fully vested 401(k) contribution for a 12 -month period.

(6)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Ms. Robbins with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive’s annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(7)
Ms. Robbins is not eligible for retirement under the Company’s retirement plan as of December 31, 2023.

(8)
In the event of a Qualifying Termination Employment Event for involuntary terminations without cause, the above-named executive would be eligible for 12 months of pay and continuation of certain benefit plans and entitlements.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	67	●
Berardinelli-Krantz, Nancy L.

Type of Payment	Retirement(7) ($)	Death ($)	Disability ($)	Involuntary Termination without Cause(8) ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)
Cash Compensation
Cash Payments	$0	$0	$0	$1,065,229	$0	$2,258,286
Long-Term Incentives
Restricted Stock Units
Unvested and Accelerated Awards(1)	$0	$2,341,049	$2,341,049	$780,350	$0	$2,341,049
Performance Shares
Unvested and Accelerated Awards(2)	$0	$793,885	$793,885	$463,100	$0	$793,885
Benefits
Continuation of Health & Welfare Benefits(3)	$0	$0	$0	$19,480	$0	$39,082
Life Insurance and Death Benefit Payout(4)	$0	$0	$0	$0	$0	$0
Continuation of Retirement Savings Plan(5)	$0	$0	$0	$36,900	$0	$0
Payments
Outplacement(6)	$0	$0	$0	$92,250	$0	$92,250
Total	$0	$3,134,934	$3,134,934	$2,457,309	$0	$5,524,552

(1)
Ms. Berardinelli-Krantz has two grants of unvested RSUs as of December 31, 2023.

(2)
Ms. Berardinelli-Krantz has one grant of unvested PSUs as of December 31, 2023. In the event of death or disability, Ms. Berardinelli-Krantz is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares as defined under the relevant award agreements.

(3)
The health and welfare benefits value upon change in control and termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company’s budget/insured rates projected forward throughout the two years using 5.5% health and 3.0% dental annual trends as well as a 4.73% annual discount factor. In the event of involuntary termination without cause, Ms. Berardinelli-Krantz is entitled to continued health and welfare benefits at the active team member’s rates for a 12-month period.

(4)
Ms. Berardinelli-Krantz is not eligible for the frozen EDBP.

(5)
In the event of involuntary termination without cause, Ms. Berardinelli-Krantz will continue to be eligible to receive a fully vested 401(k) contribution for a 12 -month period.

(6)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Ms. Berardinelli-Krantz with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive’s annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(7)
Ms. Berardinelli-Krantz is not eligible for retirement under the Company’s retirement plan as of December 31, 2023.

(8)
In the event of a Qualifying Termination Employment Event for involuntary terminations without cause, the above-named executive would be eligible for 12 months of pay and continuation of certain benefit plans and entitlements.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	68	2024 proxy statement
Fortin, Matthew E.

Type of Payment	Retirement(7) ($)	Death ($)	Disability ($)	Involuntary Termination without Cause(8) ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)
Cash Compensation
Cash Payments	$0	$0	$0	$769,118	$0	$1,630,529
Long-Term Incentives
Restricted Stock Units
Unvested and Accelerated Awards(1)	$0	$1,342,478	$1,342,478	$249,021	$0	$1,342,478
Performance Shares
Unvested and Accelerated Awards(2)	$0	$744,992	$744,992	$646,516	$0	$744,992
Benefits
Continuation of Health & Welfare Benefits(3)	$0	$0	$0	$19,480	$0	$39,082
Life Insurance and Death Benefit Payout(4)	$0	$0	$0	$0	$0	$0
Continuation of Retirement Savings Plan(5)	$0	$0	$0	$30,000	$0	$0
Payments
Outplacement(6)	$0	$0	$0	$75,000	$0	$105,000
Total	$0	$2,087,470	$2,087,470	$1,789,135	$0	$3,862,081

(1)
Mr. Fortin has five grants of unvested RSUs as of December 31, 2023.

(2)
Mr. Fortin has three grants of unvested PSUs as of December 31, 2023. In the event of death or disability, Mr. Fortin is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares as defined under the relevant award agreements.

(3)
The health and welfare benefits value upon change in control and termination without cause or with good reason is based upon two years of continuation of active health and welfare benefits using the Company’s budget/insured rates projected forward throughout the two years using 5.5% health and 3.0% dental annual trends as well as a 4.73% annual discount factor. In the event of involuntary termination without cause, Mr. Fortin is entitled to continued health and welfare benefits at the active team member’s rates for a 12-month period.

(4)
Mr. Fortin is not eligible for the frozen EDBP.

(5)
In the event of involuntary termination without cause, Mr. Fortin will continue to be eligible to receive a fully vested 401(k) contribution for a 12 -month period.

(6)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Fortin with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive’s annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(7)
Mr. Fortin is not eligible for retirement under the Company’s retirement plan as of December 31, 2023.

(8)
In the event of a Qualifying Termination Employment Event for involuntary terminations without cause, the above-named executive would be eligible for 12 months of pay and continuation of certain benefit plans and entitlements.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	69	●
Howard, John L.

Type of Payment	Retirement(8) ($)	Death ($)	Disability ($)	Involuntary Termination without Cause(9) ($)	Change In Control Only ($)	Change In Control and Termination without Cause or with Good Reason ($)
Cash Compensation
Cash Payments(1)	$0	$220,646	$0	$220,646	$0	$220,646
Long-Term Incentives
Restricted Stock Units
Unvested and Accelerated Awards(2)	$0	$761,566	$761,566	$253,855	$0	$761,566
Performance Shares
Unvested and Accelerated Awards(3)	$2,765,339	$2,765,339	$2,765,339	$2,361,836	$0	$2,765,339
Benefits
Continuation of Health & Welfare Benefits(4)	$0	$0	$0	$6,698		$0
Life Insurance and Frozen Executive Death Benefit(5)	$965,331	$0	$0	$0	$0	$0
Continuation of Retirement Savings Plan(6)	$0	$0	$0	$13,239	$0	$0
Perquisites and Tax Payments
Outplacement(7)	$0	$0	$0	$33,097	$0	$0
Total	$3,730,670	$3,747,551	$3,526,905	$2,889,371	$0	$3,747,551

(1)
In the event of death or change in control and termination without cause or good reason, Mr. Howard (or surviving beneficiaries) would be eligible to receive amounts related to service as an active employee.

(2)
Mr. Howard has one grant of unvested RSUs as of December 31, 2023.

(3)
Mr. Howard has three grants of unvested PSUs as December 31, 2023. In the event of death or disability, Mr. Howard is entitled to receive in settlement of performance-based awards, a number of shares of common stock equal to the target number of shares as defined under the relevant award agreements.

(4)
In the event of involuntary termination without cause, Mr. Howard is entitled to continued health and welfare benefits at the active team member’s rates through 7/31/2024.

(5)
Pursuant to the EDBP and provisions under Section 409A of the Internal Revenue Code, Mr. Howard received a final lump sum distribution of on $965,331 on February 23, 2024.

(6)
In the event of involuntary termination without cause, Mr. Howard will continue to be eligible to receive a fully vested 401(k) contribution for the period he remains in active employment.

(7)
In the event of a change in control followed by termination without cause or with good reason, the Company shall provide Mr. Howard with standard outplacement services provided that the cost of such services to the Company not exceed 15% of the Executive’s annual base salary in effect on the date of termination. The amount above represents the maximum cost to the Company for providing such outplacement services.

(8)
Mr. Howard has met the eligibility requirements for retirement under the Company’s retirement plan as of December 31, 2023. As previously disclosed on the Company’s Current Report on Form 8-K filed with the SEC on December 15, 2022, Mr. Howard stepped down as the Company’s General Counsel on January 30, 2023.

(9)
In the event of a Qualifying Termination Employment Event for involuntary terminations without cause, the above-named executive would be eligible for seven months of pay and continuation of certain benefit plans and entitlements.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	70	2024 proxy statement
Carroll, Kathleen S.

Ms. Carroll passed away during fiscal year 2023 on September 3, 2023. Under the existing provisions of the Long-Term Incentive Plan, Ms. Carroll received 2,388 shares of common stock equal to the target number of shares in settlement of performance-based awards and accelerated vesting on 1,696 outstanding RSU awards upon the date of her death. Under the existing provisions of the 2023 MIP and based on Ms. Carroll’s beneficiary elections, a MIP payment of $381,796 was paid on March 12, 2024 to her trust.
Ms. Carroll’s trust received a distribution of $115,296 from her SPSP II account on October 2, 2023, based on her beneficiary elections and in accordance with the relevant plan provisions. Ms. Carroll’s Retirement Savings Account contributions ceased as of the date of her death, her trust will receive a final Retirement Savings Plan distribution based on her beneficiary elections and in accordance with the relevant plan provisions. A final SPSP II contribution of $45,440 will be distributed to her estate on April 1, 2024, adjusted to reflect investment gains and losses, in accordance with the plan provisions.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

invest.grainger.com	71	●
CEO Pay Ratio
As part of its annual process, the Company calculates the ratio of the annual total compensation of Mr. Macpherson, Chairman and CEO, to the annual total compensation of the Company’s median employee. Further, the median employee should be identified once every three years, unless there has been a change to the Company’s employee population or compensation arrangements that it reasonably believes would result in a significant change in the pay ratio disclosure. As the Company last identified the median employee in 2020, a new median employee has been identified for purposes of the 2023 CEO pay ratio disclosure.
Based on the newly identified median employee, the 2023 ratio of CEO pay to median employee pay is 157:1. For context, the 2022 ratio of CEO pay to the Company’s median employee pay was 143:1. The increase in the CEO pay ratio in 2023 relative to 2022 is due to overall growth in our hourly employee and overseas subsidiary headcount.
In calculating 2023 total compensation for our median employee and CEO, we included the estimated Company cost of their respective Company-provided health and wellness benefits. The CEO’s total compensation reported in the Summary Compensation Table for 2023 is $10,160,673. The CEO’s total compensation for purposes of our pay ratio disclosure calculation is $10,173,068, which differs from the total compensation described in the Summary Compensation Table on page 55 by the amount of his estimated health and wellness benefits. The median employee’s estimated 2023 total compensation was $65,160 (which includes compensation of $52,765 and estimated benefits of $12,395).
Element	Chairman and CEO ($)	Median Employee ($)
Base Salary	$1,100,000	$48,471
Stock Awards	$6,631,385	$0
Non-Equity Incentive Plan Compensation	$2,112,000	$0
All Other Compensation	$317,288	$4,294
Estimated Company Health and Wellness Benefits	$12,395	$12,395
Total	$10,173,068	$65,160
CEO PAY RATIO	157:1
Methodology
As permitted under the SEC rules, the following process was used to identify the median employee in 2023:
•
The Company selected a determination date of October 1, 2023 on which to identify its new median employee and at which time we had 26,983 employees (based on employee data and entity ownership as of the analysis date).

•
Included approximately 26,067 employees in the aggregate as of the calculation date from the following countries: Canada (1,775), Japan (2,300), Mexico (865), Panama (821), United Kingdom (1,338) and United States (18,968).

•
Excluded under the de minimis exemption approximately 3.39% of our global workforce, or approximately 916 employees as follows: China (93), Czech Republic (11), Hungary (15), India (402), Indonesia (137), Ireland (28), Malaysia (14), Poland (14), Portugal (1), Romania (1), South Africa (38), South Korea (143), Thailand (16) and United Arab Emirates (3).

•
Applied a consistent compensation measure of “base pay” earned during the period from January 1, 2023 to September 30, 2023, rather than summary compensation table (“SCT”) total compensation for all of 2023.

•
Annualized base pay for those employees who started work during 2023. The identified median employee is a full-time, U.S.-based employee.

•
Determined the above-mentioned employee populations full year’s compensation based on the compensation elements required for inclusion in the SCT, with the exception of incorporating healthcare benefits in total compensation as discussed previously in this section. The other components of our compensation programs for NEOs are substantially similar to those available for most of our other employees. This includes the same health and welfare benefits and the same performance-based retirement profit sharing contribution methodology that is applied to the U.S.- based employees who are retirement profit sharing participants.

•
Note that as of December 31, 2023, Grainger had more than 26,000 employees, of whom approximately 23,200 were full-time and 2,900 were part-time or temporary.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	72	2024 proxy statement
Pay Versus Performance Disclosure
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and our other NEOs (“Non-PEO NEOs”) and Company performance for the fiscal years listed below. While we are required to identify total Company adjusted ROIC as the Company Selected Measure (“CSM”) in accordance with Item 402(v) of Regulation S-K of the Exchange Act, adjusted ROIC and daily sales growth are the financial measures we consider the two most important in linking compensation actually paid to the NEOs for the 2023 fiscal year to Company performance, as the Company’s overall NEO compensation structure is designed to drive profitable growth leading to shareholder value creation.
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(1)(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3)	Value of Initial Fixed $100 Investment Based On:(4)		Net Income ($MM)	Adjusted ROIC(5) (CSM)	Daily Sales Growth(5) (Supplemental Measure)
					TSR	Peer Group TSR
2023	$10,160,673	$23,002,860	$3,042,195	$4,822,536	$259	$223	$1,829	42.8%	9.2%
2022	$9,967,658	$14,293,346	$3,121,115	$3,736,729	$172	$151	$1,547	40.6%	16.5%
2021	$9,015,594	$16,301,335	$2,138,920	$2,891,203	$158	$170	$1,043	31.9%	12.8%
2020	$7,475,378	$14,661,338	$2,003,159	$3,002,624	$123	$125	$695	28.2%	3.5%

(1)
D.G. Macpherson was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2020	2021	2022	2023
Thomas B. Okray	Deidra C. Merriwether	Deidra C. Merriwether	Paige K. Robbins
John L. Howard	Paige K. Robbins	Paige K. Robbins	Deidra C. Merriwether
Paige K. Robbins	John L. Howard	John L. Howard	Nancy L. Berardinelli-Krantz
Deidra C. Merriwether	Kathleen S. Carroll	Kathleen S. Carroll	Matthew E. Fortin
	Robert F. O’Keef, Jr		Kathleen S. Carroll
John L. Howard

(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K of the Exchange Act and do not reflect compensation actually realized or received by the Company’s NEOs. These amounts reflect total compensation as set forth in the Summary Compensation Table above for each year, adjusted as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

PEO:
Year	Summary Compensation Table Total for Mr. Macpherson	Exclusion of Stock Awards and Option Awards for Mr. Macpherson	Total—Inclusion of Equity Values for Mr. Macpherson	Compensation Actually Paid to Mr. Macpherson
2023	$10,160,673	($6,631,385)	$19,473,572	$23,002,860
Non-PEO NEOs (Average):
Year	Average Summary Compensation Table Total for Non-PEO NEOs	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs	Total—Average Inclusion of Equity Values for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs
2023	$3,042,195	($1,609,252)	$3,389,593	$4,822,536
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables. The amounts reported in the total columns reflect rounding, which may result in slight variations when compared with the sum of the components listed in the tables:
PEO:
Year	Year End Fair Value of Equity Granted During the Covered Year that are Outstanding and Unvested at the Covered Year End	Change in Fair Value from Last Day of Prior Year to Covered Year End of Unvested Equity Awards	Vesting-Date Fair Value of Equity Awards Granted During the Covered Year that Vested During the Covered Year	Change in Fair Value from Last Day of Prior Year to Covered Year End Equity Awards that Vested During the Covered Year	Dividends/ Earnings Paid on Awards in the Covered Year	Inclusion of Equity Values
2023	$8,646,331	$6,875,049	$0	$3,873,700	$78,492	$19,473,572
Non-PEO NEOs (Average):
Year	Year End Fair Value of Equity Granted During the Covered Year that are Outstanding and Unvested at the Covered Year End	Change in Fair Value from Last Day of Prior Year to Covered Year End of Unvested Equity Award	Vesting-Date Fair Value of Equity Awards Granted During the Covered Year that Vested During the Covered Year	Change in Fair Value from Last Day of Prior Year to Covered Year End Equity Awards that Vested During the Covered Year	Dividends/ Earnings Paid on Awards in the Covered Year	Inclusion of Equity Values
2023	$1,833,122	$1,003,094	$205,658	$328,372	$19,349	$3,389,593
For the equity values included in the above tables, the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.
(4)
The Peer Group TSR set forth in this table utilizes the Dow Jones U.S. Industrial Suppliers Total Stock Market Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K of the Exchange Act included in our Annual Report. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the Dow Jones U.S. Industrial Suppliers Total Stock Market Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.

(5)
While we are required to identify adjusted ROIC as the CSM in accordance with Item 402(v) of Regulation S-K of the Exchange Act, adjusted ROIC and daily sales growth are the financial measures we consider the two most important in linking performance to compensation actually paid to the NEOs for the 2023 fiscal year to Company performance, as the Company’s overall NEO compensation structure is designed to drive profitable growth leading to shareholder value creation. The 2023 MIP financial metrics are modified for the Company’s current year planned foreign currency exchange rates used when setting initial targets resulting in total Company daily, organic constant currency sales of 9.2% and total Company adjusted ROIC of 42.8%.

Daily sales growth and adjusted ROIC, for purposes of the relevant incentive program, reflects certain non-GAAP adjustments as previously disclosed for certain program years. See Appendix B of this Proxy Statement for information regarding compensation and non-GAAP financial measures for year ended December 31, 2023. As it relates to Grainger’s prior year financial targets and result for its MIP and PSU grants, including the Company’s reconciliations of non-GAAP and other financial measures to the directly comparable GAAP measure, refer to the Company’s proxy statement on Form DEF 14A filed with the SEC on March 16, 2023.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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Description of Relationship Between NEO Compensation Actually Paid and Company TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs and the Company’s cumulative TSR over the four-year period from 2020 through 2023, as well as the relationship between the Company’s cumulative TSR and the TSR of the Dow Jones U.S. Industrial Suppliers Total Stock Market Index (peer group TSR).
PEO and Average NEO Compensation Actually Paid Versus Grainger TSR and
Grainger TSR Versus Peer Group TSR, 2020-2023
Description of Relationship Between NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs and our net income during fiscal 2020 through 2023.
PEO and Average NEO Compensation Actually Paid
Versus Grainger Net Income, 2020-2023
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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Description of Relationship Between NEO Compensation Actually Paid and total Company Adjusted ROIC
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs and total Company adjusted ROIC during fiscal 2020-2023.(1)
PEO and Average NEO Compensation Actually Paid
Versus Grainger Total Company ROIC, 2020-2023
Description of Relationship Between NEO Compensation Actually Paid and Daily Sales Growth
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs and daily sales growth during fiscal 2020-2023.(1)
PEO and Average NEO Compensation Actually Paid
Versus Grainger Daily Sales Growth, 2020-2023

(1)
Daily sales growth for purposes of the relevant incentive program reflects certain non-GAAP adjustments as previously disclosed for certain program years. See Appendix B of this Proxy Statement for information regarding compensation and non-GAAP financial measures. As it relates to Grainger’s prior

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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year financial targets and result for its MIP and PSU grants, including the Company’s reconciliations of non-GAAP and other financial measures to the directly comparable GAAP measure, refer to the Company’s proxy statement on Form DEF 14A filed with the SEC on March 16, 2023.
Fiscal 2023 Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and other NEOs in fiscal 2023 to Company performance. The measures in this table are not ranked; definitions for these terms can be found in Appendix B to this Proxy Statement.
Most Important Performance Measures (3 to 7 metrics w/o ranking)
Adjusted ROIC(1)
Daily Sales Growth(2)
U.S. Share Gain(3)
Endless Assortment Daily Sales Growth(4)
Total Company Adjusted Operating Margin Performance(5)

(1)
Adjusted ROIC is a non-GAAP financial measure. See Appendix B of this Proxy Statement for information regarding non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

(2)
Daily sales are a non-GAAP measure and for purposes of the annual incentive program.

(3)
U.S. share gain is a relative metric which refers to the High-Touch Solutions—U.S. business daily sales growth less estimated U.S. MRO market growth.

(4)
Reported daily sales growth for Endless Assortment segment.

(5)
Total Company adjusted operating margin performance is a non-GAAP measure and for purposes of the annual incentive program.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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Equity Compensation Plans
This table contains information as of December 31, 2023 about Grainger’s equity compensation plans, all of which have been approved by Grainger’s shareholders.
	Number of common shares to be issued upon exercise of outstanding stock options warrants and rights	Weighted-average exercise price of outstanding stock options, warrants and rights	Number of common shares available for future issuance under equity compensation plans (excluding common shares reflected in the first column)
Equity compensation plans approved by shareholders	616,355(1)(2)	$274.94(3)	1,413,616(4)
Equity compensation plans not approved by shareholders	0	N/A	0
Total	616,355	$274.94	1,413,616

(1)
Represents 121,776 shares of common stock outstanding under the 2022 Incentive Plan, 459,393 shares of common stock outstanding under the 2015 Incentive Plan, 15,186 shares of common stock outstanding under the 2010 Incentive Plan and 20,000 shares of common stock outstanding under the 1990 Long-Term Stock Incentive Plan.

(2)
Includes an aggregate of 192,984 RSUs that are to be settled by the issuance of shares of common stock on a 1-for-1 basis. It also includes 134,483 DSUs to be settled upon each Director’s retirement. Additionally, it includes 73,267 performance shares which will vest and settle between 2024 and 2026. The number of performance shares vested is dependent on the results of the performance metrics detailed in the Executive Compensation section.

(3)
Weighted-average exercise price of outstanding stock options; excludes RSUs, performance shares and DSUs.

(4)
Represents shares of common stock authorized for issuance under the 2022 Incentive Plan in connection with awards of stock options, stock appreciation rights, stock units, shares of common stock, RSUs of common stock and other stock-based awards. There are no shares of common stock available for future issuance under other plans.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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PROPOSAL 3: Say on Pay Approve, on an advisory basis, Named Executive Officer compensation
What are you voting on?
To approve, on an advisory basis, Named Executive Officer (“NEO”) compensation.

The Board recommends a vote “FOR” the approval, on an advisory basis, of the compensation of the NEOs as discussed in the “Compensation
Discussion and Analysis” and the accompanying tables, and the related narrative disclosure in this proxy statement.

The Company is asking its shareholders for their non-binding advisory approval of the 2023 compensation of its NEOs.
At our 2023 Annual Meeting, shareholders provided a clear endorsement of the Company’s executive compensation programs with approximately 93% voting in favor of our NEO compensation.
As described in the Compensation Discussion and Analysis beginning on page 37, the 2023 NEO compensation programs remain generally consistent with the program described to shareholders in our 2023 Proxy Statement and reflects:
•
Pay for Performance Approach: Our programs align pay with performance in the best interest of our shareholders.

•
Balanced and Sound Pay Practices: The Company sets target compensation to approximate the market median of companies that are of similar size and complexity and rewards long-term performance while not encouraging excessive risk taking.

•
Delivered strong 2023 results: In 2023, the Company delivered strong financial performance, finishing the year with full year sales of $16.5 billion up 8.2% on a reported basis or up 9.5% on a daily, organic constant currency basis. This includes market outgrowth of approximately 525 basis points in the High-Touch Solutions—U.S. business. The Company expanded adjusted operating margin performance by 130 bps to 15.7%, realized adjusted diluted EPS of $36.67, up 23.6% versus prior year, produced 2023 return on invested capital (ROIC) of 42.4% on a reported basis and 42.8% on an adjusted basis and returned over $1.2 billion to Grainger shareholders through dividends and share repurchases.(1)

•
Direct Link to Strategy: NEO pay is tied to near and long-term strategic objectives with the long-term incentive directly tied to gaining share in our High-Touch Solutions—U.S. business and propelling daily sales growth in our Endless Assortment segment over the next several years and our annual incentive program provided NEOs incentives to grow the business (sales growth) while achieving investment returns for the Company’s shareholders (ROIC).

We are asking our shareholders to vote “FOR” the approval of the compensation of the Company’s NEOs, as disclosed in the Compensation Discussion and Analysis section of this Proxy Statement, including the related tables, notes and narrative.
While this Say on Pay vote is advisory and non-binding, the Board and the Compensation Committee of the Board, which is comprised of independent Directors, value the opinions expressed by our shareholders and will consider the outcome of this Say on Pay vote when making future compensation decisions regarding the NEOs.
This Say on Pay vote is intended to address the 2023 compensation of the NEOs as disclosed in the “Compensation Discussion and Analysis” as a whole rather than any specific item or amount of executive compensation.
Approval of the proposal requires the affirmative votes a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the 2024 Annual Meeting. Abstentions will have the same effect as votes against the proposal. Broker non-votes will not affect the outcome of the vote.
The Company is required to seek a shareholder vote on the frequency of the advisory Say on Pay vote (the “SOP Frequency Vote”) every six years. In 2023, management recommended and shareholders approved an annual advisory Say on Pay vote. The next SOP Frequency Vote is expected to be held at our 2029 annual meeting of shareholders.

(1)
See Appendix B of this Proxy Statement for information regarding compensation and non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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Questions and Answers
Proxy Materials
What is the purpose of this Proxy Statement?

This Proxy Statement relates to the 2024 Annual Meeting, to be held on April 24, 2024, and any adjournment of that meeting to a later date. It contains information intended to help you make your voting decisions. We are sending this Proxy Statement to you because Grainger’s Board is soliciting your proxy to vote your shares at the meeting. This Proxy Statement and other proxy-soliciting materials were first sent or made available to shareholders on or about March 14, 2024.
What does it mean if I receive more than one set of proxy materials?

Receiving multiple sets of proxy-soliciting materials generally means that your Grainger shares are held in different names or in different accounts. You must sign, date and return all proxy forms to ensure that all of your shares are voted.
May I revoke my proxy?

Yes. You may revoke your proxy at any time before the voting at the meeting. You can do so in one of the following ways:
•
Deliver timely written notice that you are revoking your proxy to Grainger’s Corporate Secretary;

•
Provide to Grainger another proxy with a later date (which can be accomplished by telephone, by Internet, or by signing, dating, and returning a proxy form); or

•
Vote in person at the meeting.

Attending the 2024 Annual Meeting
Who May Attend the 2024 Annual Meeting?

Holders of shares of common stock outstanding on Grainger’s books at the close of business on March 4, 2024, the record date for the meeting, may attend the 2024 Annual Meeting.
If you are a shareholder of record (i.e., you hold your shares through Grainger’s transfer agent, Computershare Investor Services (“Computershare”)), you must bring one of the following items: (i) a copy of your proxy card delivered as part of your proxy materials, (ii) a copy of your Computershare account statement indicating your ownership of Grainger common stock as of the record date, or (iii) the Notice Regarding the Availability of Proxy Materials, if you received one.
•
If you are a street name shareholder (i.e., you hold your shares through an intermediary, such as a bank or broker), you must bring one of the following items: (i) a copy of the voting instruction form provided by your broker or other holder of record as part of your proxy materials, (ii) a copy of a recent bank or brokerage account statement indicating your ownership of Grainger common stock as of the record date, or (iii) the Notice Regarding the Availability of Proxy Materials, if you received one.

•
If you are not a shareholder, but are attending as proxy for a shareholder, you must present a valid legal proxy. If you plan to attend as proxy for a shareholder of record, you must present a valid legal proxy from the shareholder of record to you. If you plan to attend as proxy for a street name shareholder, you must present a valid legal proxy from the shareholder of record (i.e., the bank, broker, or other holder of record) to the street name shareholder that is assignable and a valid legal proxy from the street name shareholder to you. Shareholders may appoint only one proxy holder to attend on their behalf.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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Voting Information
Who is entitled to vote?

Holders of shares of common stock outstanding on Grainger’s books at the close of business on March 4, 2024, the record date for the meeting, may vote. There were 49,133,208 shares of common stock outstanding on that date.
What is the difference between holding shares as “shareholder of record” and as “beneficial owner”?

If your shares are registered directly in your name with Grainger’s transfer agent, Computershare, you are the shareholder of record with respect to those shares and you have the right to instruct us directly how to vote your shares or to vote during the meeting.
If your shares are held in street name by a brokerage firm, bank, or other nominee, you are the beneficial owner of the shares.
Your nominee is required to vote your shares according to your direction. If you do not instruct your nominee how you want your shares voted, your shares cannot be voted for the election of Directors, nor on the advisory vote on the compensation of Grainger’s Named Executive Officers (NEOs). Please contact your brokerage firm, bank, or other nominee with instructions to vote your shares for the election of Directors, on the advisory vote on the compensation of Grainger’s NEOs, and on other matters to be considered at the meeting.
If my shares are held in “street name,” can my broker vote for me?

Unless you have given specific voting instructions to your broker, your broker cannot vote your shares on the election of Directors, on the advisory vote related to executive compensation, or on any non-routine matters.
What is the voting standard for each 2024 Annual Meeting agenda items?

2024 Annual Meeting Agenda Item	Voting Standard	Frequency of Vote	Cumulative Voting?
Election of Directors	Majority Voting	Annual	Yes
Ratification of Independent Auditor	Majority Voting	Annual	No
(Non-binding) Advisory Vote on NEO Compensation (“Say on Pay”)	Majority Voting	Annual	No
What is cumulative voting? How many votes do I have?

Under Illinois law and Grainger’s bylaws, you have the right to cumulative voting in the election of Directors. This means that you have a number of votes in the election equal to the number of shares you own multiplied by the number of Directors being elected. You may cast those votes for the nominees as you choose. For example, you may cast all your votes for one nominee, or you may apportion your votes among two or more nominees.
Cumulative voting is only available for Director elections. In any matter other than the election of Directors, each of your shares is entitled to one vote.
Does Grainger have majority voting for the election of Directors with a resignation policy for Directors failing to receive the required majority vote?

Yes. As required under Illinois law, Directors may only be elected by the votes of a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the 2024 Annual Meeting. Moreover, in accordance with the Company’s Criteria for Membership on the Board of Directors, any Director standing for re-election (including the 13 nominees standing for election at the 2024 Annual Meeting) who fails to receive the required majority vote is expected to tender their resignation for consideration by the BANC. The BANC will consider the resignation and make a recommendation to the Board of Directors concerning the acceptance or rejection of the resignation. The Board will then take formal action on the BANC’s recommendation within 90 days after the results of the Director election at the 2024 Annual Meeting are certified. Following the Board’s decision on the BANC’s recommendation, the Company will publicly disclose the Board’s decision.
What voting standard applies to the ratification of the appointment of the independent auditor?

Ratification of the appointment of the independent auditor requires the affirmative votes of a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the 2024 Annual Meeting.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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What voting standard applies to the advisory vote on the compensation of the NEOs?

Although the shareholders’ vote is advisory and therefore non-binding, the vote on the compensation of the Named Executive Officers (Say on Pay)—Grainger’s five highest paid executive officers whose compensation is discussed in the Compensation Discussion and Analysis in this Proxy Statement is determined by the affirmative votes of a majority of the shares of Grainger common stock present or represented by proxy and entitled to vote at the 2024 Annual Meeting.
How frequently does Grainger conduct an advisory vote on the compensation of its NEOs?

The Board of Directors has determined to hold an advisory vote on the compensation of the Named Executive Officers (Say on Pay) at every annual meeting of shareholders. Shareholders have the opportunity to cast an advisory vote on the frequency of Say on Pay votes at least every six years. There was an advisory vote on the frequency of the Say on Pay vote at Grainger’s 2023 Annual Meeting.
What if I don’t indicate my voting choices?

If Grainger receives your proxy in time to permit its use at the meeting, your shares will be voted in accordance with the instructions you indicate. If we have received your proxy and you have not indicated otherwise, your shares will be voted as recommended by Grainger’s Board. Specifically, your shares will be voted, either individually or cumulatively:
•
FOR the election of the 13 Director nominees named in this Proxy Statement;

•
FOR the proposal to ratify the appointment of the independent auditor; and

•
FOR the approval of the non-binding advisory vote on the compensation of Grainger’s NEOs.

If you are a beneficial owner and the shares you own are held in street name by a brokerage firm, bank, or other nominee you must specifically instruct your nominee how you want your shares voted for the election of Directors, and on the advisory resolution on the compensation of Grainger’s NEOs; otherwise, your nominee is not allowed to vote your shares. Please contact your brokerage firm, bank, or other nominee with instructions to vote your shares for the election of Directors and on other matters to be considered at the meeting.
How does discretionary voting apply?

Grainger is not aware of any matter not described in this Proxy Statement that will be presented for consideration at the meeting. If another matter is properly presented, your shares will be voted on the matter in accordance with the judgment of the person or persons voting the proxy unless your proxy withholds discretionary authority.
What constitutes a quorum at the meeting?

A majority of the outstanding shares entitled to vote on a matter must be present or represented by proxy at the annual meeting to constitute a quorum for consideration of that matter at the meeting. A quorum is necessary for valid action to be taken on the matter. Your shares will be present by proxy and count toward the quorum if you give us your proxy by telephone, by Internet, or by signing, dating, and returning a proxy form.
Where can I find the voting results?

We will report the voting results on a Form 8-K within four business days after the end of our annual meeting.
What is the deadline for receipt of shareholder proposals for inclusion in the 2025 Annual Meeting Proxy Statement?

A shareholder who intends to present a proposal at the next annual meeting of shareholders and who wishes the proposal to be included in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act must submit the proposal in writing to the Corporate Secretary at the address on the notice of annual meeting accompanying this Proxy Statement. The proposal must be received by Grainger no later than November 14, 2024 and must comply with SEC rules and other requirements prescribed in our bylaws.
What is the procedure for nomination of Directors at the 2025 Annual Meeting using Grainger’s proxy access bylaws?

A qualifying shareholder, or a group of up to 20 qualifying shareholders, owning 3% or more of the Company’s outstanding shares of common stock continuously for at least the previous three years may nominate and include in Grainger’s Proxy Statement and proxy card qualifying Director nominees constituting up to the greater of two Directors or 20% of the Directors then serving on the Board, provided that the shareholder(s) and nominee(s) satisfy the requirements specified in our bylaws.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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What is the procedure for other nominations of Directors or proposals to transact business at the 2025 Annual Meeting?

A shareholder entitled to vote for the election of Directors at an annual meeting and who is a shareholder of record on:
•
the record date for that annual meeting;

•
the date the shareholder provides timely notice to Grainger; and

•
the date of the annual meeting;

may directly nominate persons for Director or make proposals of other business to be brought before the annual meeting, by providing proper timely written notice to the Corporate Secretary at the address on the notice of annual meeting accompanying this Proxy Statement.
Our bylaws require that written notice of proposals intended to be presented by a shareholder at the next annual meeting, but that are not intended for inclusion in our Proxy Statement for that meeting pursuant to Rule 14a-8 of the Exchange Act, be delivered no earlier than December 25, 2024, and no later than January 24, 2025.
Our bylaws also require that written notice of nominees for the election of Directors intended to be made by a shareholder at the next annual meeting be delivered by no later than the date with respect to submission of shareholder proposals under Rule 14a-8 of the Exchange Act as set forth in the Proxy Statement for the preceding annual meeting of shareholders, which in this case is November 14, 2024.
To be in proper written form, these notices must include certain information required by our bylaws, including information about the shareholder, any beneficial owner on whose behalf the nomination or proposal is being made, their respective affiliates or associates or others acting in concert with them, and any proposed Director nominee.
A copy of our bylaws is available under “Governance” in the Investor Relations section of our website at http://invest.grainger.com or may be obtained free of charge on written request to the Corporate Secretary at the address on the notice of annual meeting accompanying this Proxy Statement.
Information not Incorporated Into This Proxy Statement
Neither the Company’s EEO-1 or ESG Reports, nor the information on the Company’s websites, including http://invest.grainger.com and http://www.GraingerESG.com, will be deemed to be incorporated into this Proxy Statement by reference or otherwise incorporated into any other filings the Company makes with the SEC, except to the extent the Company specifically incorporates any such information by reference.
Forward Looking Statements
From time to time in this Annual Report on Form 10-K as well as in other written reports, communications and verbal statements, Grainger (as defined below) makes forward-looking statements that are not historical in nature but concern forecasts of future results, business plans, analyses, prospects, strategies, objectives and other matters that may be deemed to be “forward-looking statements” under the federal securities laws. Forward-looking statements can generally be identified by their use of terms such as “anticipate,” “estimate,” “believe,” “expect,” “could,” “forecast,” “may,” “intend,” “plan,” “predict,” “project,” “will,” or “would,” and similar terms and phrases, including references to assumptions.
Grainger cannot guarantee that any forward-looking statement will be realized and achievement of future results is subject to risks and uncertainties, many of which are beyond Grainger’s control, which could cause Grainger’s results to differ materially from those that are presented.
Important factors that could cause actual results to differ materially from those presented or implied in the forward-looking statements include, without limitation: inflation, higher product costs or other expenses, including operational and administrative expenses; the impact of macroeconomic pressures and geopolitical trends, changes and events; a major loss of customers; loss or disruption of sources of supply; changes in customer or product mix; increased competitive pricing pressures; changes in third-party practices regarding digital advertising; failure to enter into or sustain contractual arrangements on a satisfactory basis with group purchasing organizations; failure to develop, manage or implement new technology initiatives or business strategies, including with respect to Grainger’s eCommerce platforms; failure to adequately protect intellectual property or successfully defend against infringement claims; fluctuations or declines in Grainger’s gross profit margin; Grainger’s responses to market pressures; the outcome of pending and future litigation or governmental or regulatory proceedings, including with respect to wage and hour, anti-bribery and corruption, environmental, regulations related to advertising, marketing and the Internet, consumer protection, pricing (including disaster or emergency declaration pricing statutes), product liability, compliance or safety, trade and export compliance, general commercial disputes, or privacy and cybersecurity matters; investigations, inquiries, audits and changes in laws and regulations; failure to comply with laws, regulations and standards, including new or stricter environmental laws or regulations; government contract matters; the impact of any government shutdown; disruption or breaches of information technology or data security systems involving Grainger or third parties on which Grainger depends; general industry, economic, market or political conditions; general global economic conditions including tariffs and trade issues and policies; currency exchange rate fluctuations; market volatility, including price and trading
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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volume volatility or price declines of Grainger’s common stock; commodity price volatility; facilities disruptions or shutdowns; higher fuel costs or disruptions in transportation services; outbreaks of pandemic disease or viral contagions; natural or human induced disasters, extreme weather and other catastrophes or conditions; effects of climate change; failure to execute on our efforts and programs related to environmental, social and governance matters; competition for, or failure to attract, retain, train, motivate and develop executives and key team members; loss of key members of management or key team members; loss of operational flexibility and potential for work stoppages or slowdowns if team members unionize or join a collective bargaining arrangement; changes in effective tax rates; changes in credit ratings or outlook; Grainger’s incurrence of indebtedness or failure to comply with restrictions and obligations under its debt agreements and instruments and other factors identified under Part I, Item 1A: Risk Factors and elsewhere in this Form 10-K.
The preceding list is not intended to be an exhaustive list of all of the factors that could impact Grainger’s forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on Grainger’s forward looking-statements and Grainger undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	A-1	2024 proxy statement
Appendix A
Categorical Standards for Director Independence
Business Transactions.   A Director’s independence will not be deemed to be impaired by reason of his or her service as an executive officer of another company that does business with Grainger if in each of the three most recent fiscal years the other company’s annual sales to Grainger are less than one percent (1%) of that company’s consolidated gross revenues and if in each of the three most recent fiscal years Grainger’s sales to the other company are less than one percent (1%) of that company’s consolidated gross revenues.
Tax-Exempt Contributions.   A Director’s independence will not be deemed to be impaired by reason of his or her service as an officer, Director or trustee of a tax-exempt organization that receives contributions from Grainger if Grainger’s contributions to the organization are less than one percent (1%) of the organization’s total annual contributions.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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Appendix B
The Company’s financial targets for its MIP and PSU grants are based on non-GAAP and other financial measures. The first table below defines each measure and describes the adjustments to the related GAAP measure and modifications to Grainger’s non-GAAP measures for purposes of the Company’s compensation targets. Reconciliations of each non-GAAP measure to GAAP are made in subsequent tables. As it relates to Grainger’s prior year financial targets and results for its MIP and PSU grants, including the Company’s reconciliations of its non-GAAP and other financial measures to the directly comparable GAAP measure, refer to the Company’s proxy statement on Form DEF 14A filed with the U.S. Securities and Exchange Commission (SEC) on March 16, 2023.
Non-GAAP Financial Measures and Compensation Metric Definitions
Measure	Non-GAAP Definition	Modifications to Non-GAAP	Rationale
Adjusted ROIC—Total Company (MIP)	The Company’s adjusted operating earnings for the period divided by average net working assets (a five-point average year-to-date).	Modified for the Company’s current year planned foreign currency exchange rates used when setting initial targets.	Provides useful information regarding how effectively the Company is using capital to generate financial returns.
Daily, Organic Constant Currency Sales—Total Company (MIP)	The Company’s year-over-year sales growth adjusted for the difference in U.S. selling days relative to the prior year period. The measure also excludes the sales of certain divested businesses in the prior year period post date of divestiture and the impact on the Company’s sales due to foreign currency exchange rate fluctuations.	Modified for the Company’s current year planned foreign currency exchange rates used when setting initial targets.	Provides a better baseline for analyzing the Company’s ongoing performance excluding items that may not be indicative of core operating results.
Adjusted ROIC—High-Touch Solutions—N.A. (MIP)	The High-Touch Solutions—N.A. segment adjusted operating earnings for the period divided by average net working assets (a five-point average year-to-date).	Modified for the Company’s current year planned foreign currency exchange rates used when setting initial targets.	Provides useful information regarding how effectively the High-Touch Solutions—N.A. segment is using capital to generate financial returns.
Daily, Organic Constant Currency Sales—High-Touch Solutions—N.A. (MIP)	The High-Touch Solutions—N.A. year-over-year sales growth adjusted for the difference in U.S. selling days relative to the prior year period. The measure also excludes the sales of certain divested businesses in the prior year period post date of divestiture and the impact on the segment’s sales due to foreign currency exchange rate fluctuations.	Modified for the Company’s current year planned foreign currency exchange rates used when setting initial targets.	Provides a better baseline for analyzing the High-Touch Solutions—N.A. segment’s ongoing performance excluding items that may not be indicative of core operating results.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	B-2	2024 proxy statement
Measure	Non-GAAP Definition	Modifications to Non-GAAP	Rationale
Share Gain—High-Touch Solutions—U.S. (PSU)	“U.S. share gain” is a relative metric using High-Touch Solutions—U.S. daily sales growth less estimated U.S. MRO market growth. The U.S. MRO market is based on Company estimates using a compilation of IP—NAICS Manufacturing sub-index (volume component) and PPI—Final Demand, Private Capital sub-index (price component) as the primary inputs.	Modified for a three-year performance cycle average.	Provides a baseline for analyzing the ongoing performance of the High-Touch Solutions—U.S. business.
Adjusted Operating Margin—Total Company (PSU)	The Company’s operating earnings adjusted for the impact of certain divested businesses in the period divided by reported sales on a consolidated basis for the period.	Modified for a three-year performance cycle average.	Provides a better baseline for analyzing the Company’s ongoing performance excluding items that may not be indicative of core operating results.
Daily Sales—Endless Assortment (PSU)	The Company’s Endless Assortment segment year-over-year sales growth adjusted for the difference in U.S. selling days relative to the prior year period.	Modified for a three-year performance cycle average.	Provides a better baseline for analyzing the Endless Assortment segment’s ongoing performance excluding items that may not be indicative of core operating results.
CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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GAAP to Non-GAAP Financial Measures and Compensation Metric Reconciliations
(In millions of dollars, except for percentage data)
Adjusted ROIC—Total Company	Total	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022
Reported operating earnings (GAAP)	$2,565
Business divestiture(1)	26
Adjusted operating earnings (non-GAAP)	$2,591
Foreign exchange(2)	12
Adjusted operating earnings (MIP)	$2,603
Total assets		$8,147	$8,140	$8,031	$7,825	$7,588
Cash equivalents		(473)	(494)	(388)	(338)	(208)
Deferred and prepaid income taxes		(19)	(25)	(28)	(11)	(20)
Right-of-use assets		(429)	(413)	(428)	(386)	(367)
LIFO reserves		770	773	758	724	693
Working liabilities		(1,761)	(1,850)	(1,864)	(1,751)	(1,923)
Total net working assets(3) (non-GAAP)	$6,055	$6,235	$6,131	$6,081	$6,063	$5,763
Foreign exchange(2)	28
Total net working assets (MIP)	$6,083

Adjusted ROIC (non-GAAP)	42.8%
Adjusted ROIC (MIP)	42.8%

(1)
Excludes the loss on divestiture of E & R Industrial Sales, Inc. completed in the fourth quarter of 2023.

(2)
Foreign exchange for compensation purposes is calculated at Grainger’s planned foreign currency exchange rates used when setting initial targets for the full year 2023 period.

(3)
Net working assets are working assets minus working liabilities on a five-point average. Working assets are defined as total assets less cash equivalents, deferred and prepaid income taxes, right-of-use lease assets plus any LIFO reserves. Working liabilities are defined as the sum of trade payables, accrued compensation and benefits, accrued contributions to employee retirement savings plans and accrued expenses.

	Twelve Months Ended December 31, 2023
Daily, Organic Constant Currency Sales	Total Company	High-Touch Solutions—N.A.
Reported sales (GAAP)	8.2%	8.9%
Daily impact(1)	0.4	0.4
Business divestiture(2)	—	0.1
Foreign exchange(3)	0.9	—
Daily, organic constant currency sales (non-GAAP)	9.5%	9.4%
Foreign exchange(4)	(0.3)	(0.2)
Daily, organic constant currency sales (MIP)	9.2%	9.2%

(1)
There were 254 sales and 255 days in the full year 2023 and 2022, respectively.

(2)
Excludes the sales results in the prior period post date of divestiture of E & R Industrial Sales, Inc. completed in the fourth quarter of 2023.

(3)
Excludes the impact of year-over-year foreign currency exchange rate fluctuations.

(4)
Foreign exchange for compensation purposes is calculated at Grainger’s planned foreign currency exchange rates used when setting initial targets for the full year 2023 period.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

●	B-4	2024 proxy statement
Adjusted ROIC—High-Touch Solutions—N.A.	Total	Q4 2023	Q3 2023	Q2 2023	Q1 2023	Q4 2022
Reported operating earnings (GAAP)	$2,334
Business divestiture(1)	26
Adjusted operating earnings (non-GAAP)	$2,360
Foreign currency exchange(2)	(2)
Adjusted operating earnings (MIP)	$2,358

Total assets		$7,565	$7,706	$7,634	$7,447	$7,358
Cash equivalents		(61)	(76)	(63)	(47)	(49)
Deferred and prepaid income taxes		(8)	(8)	(8)	(9)	(10)
Right-of-use assets		(198)	(187)	(191)	(168)	(143)
LIFO reserves		770	773	758	724	693
Working liabilities		(2,785)	(2,864)	(2,936)	(2,790)	(2,991)
Total net working assets(3) (non-GAAP)	$5,167	$5,283	$5,344	$5,194	$5,157	$4,858
Foreign currency exchange(2)	(8)
Total net working assets (MIP)	$5,159

Adjusted ROIC (non-GAAP)	45.7%
Adjusted ROIC (MIP)	45.7%

(1)
Excludes the loss on divestiture of E & R Industrial Sales, Inc. completed in the fourth quarter of 2023.

(2)
Foreign exchange for compensation purposes is calculated at Grainger’s planned foreign currency exchange rates used when setting initial targets for the full year 2023 period.

(3)
Net working assets are working assets minus working liabilities on a five-point average. Working assets are defined as total assets less cash equivalents, deferred and prepaid income taxes, right-of-use lease assets plus any LIFO reserves. Working liabilities are defined as the sum of trade payables, accrued compensation and benefits, accrued contributions to employee retirement savings plans and accrued expenses.

		Twelve Months Ended December 31,
Share Gain—High-Touch Solutions—U.S.	Total	2023	2022	2021
Reported sales (GAAP)		9.0%	20.3%	10.2%
Daily impact(1)		0.5	(0.5)	0.9
Daily sales (non-GAAP)		9.5%	19.8%	11.1%
MRO market growth—U.S.(2)		(4.3)%	(12.0)%	(10.3)%
Share gain—High-Touch Solutions—U.S.		518 bps	781 bps	77 bps
Share gain—High-Touch Solutions—U.S. (PSU)(3)	459 bps

(1)
There were 254, 255, and 254 sales days in the full year 2023, 2022, and 2021, respectively.

(2)
The U.S. MRO market growth is an internally generated metric based on the Company’s estimates using a compilation of external market data.

(3)
For purposes of the 2021- 2023 PSU cycle, the three-year average was based on performance for 2023 (+518 bps), 2022 (+781 bps) and 2021 (+77 bps). Basis point figures are calculated on amounts prior to rounding in the reconciliation above and for this reason may vary slightly from those obtained by performing the same calculations using the figures provided above.

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

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		Twelve months ended December 31,
Adjusted Operating Margin—Total Company	Total	2023	2022	2021
Reported sales (GAAP)		$16,478	$15,228	$13,022

Reported operating earnings (GAAP)		$2,565	$2,215	$1,547
Business divestiture(1)		26	(21)	—
Adjusted operating earnings (non-GAAP)		$2,591	$2,194	$1,547

Reported operating margin (GAAP)		15.6%	14.5%	11.9%
Adjusted operating margin (non-GAAP)		15.7%	14.4%	11.9%
Adjusted operating margin (PSU)(2)	143 bps

(1)
Excludes the loss (gain) on divestiture of E & R Industrial Sales, Inc., and Cromwell’s enterprise software business completed in the fourth quarters of 2023 and 2022, respectively.

(2)
For purposes of the 2021-2023 PSU cycle, the three-year average was based on performance compared to the prior year period for 2023 (+132 bps), 2022 (+253 bps) and 2021 (+43 bps). Basis point figures are calculated on amounts prior to rounding in the reconciliation above and for this reason may vary slightly from those obtained by performing the same calculations using the figures provided above.

		Twelve Months Ended December 31,
Daily Sales—Endless Assortment	Total	2023	2022	2021
Reported sales (GAAP)		4.7%	8.2%	18.3%
Daily impact(1)		0.4	(0.5)	0.9
Daily sales (non-GAAP)		5.1%	7.7%	19.2%
Daily sales (PSU)(2)	10.7%

(1)
There were 254, 255, and 254 sales days in the full year 2023, 2022, and 2021, respectively.

(2)
For purposes of the 2021-2023 PSU cycle, the three-year average was based on performance for 2023 (+5.1%), 2022 (+7.7%) and 2021 (+19.2%).

CORPORATE GOVERNANCE	PROPOSAL 1: ELECTION OF DIRECTORS	PROPOSAL 2: RATIFY THE INDEPENDENT AUDITOR	EXECUTIVE COMPENSATION	PROPOSAL 3: SAY ON PAY	QUESTIONS AND ANSWERS	APPENDICES

W.W. GRAINGER, INC. 100 GRAINGER PARKWAY LAKE FOREST, IL 60045 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. ET on (1) April 21, 2024 for shares held in a Plan and(2) April 23, 2024 if you are a registered shareholder. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. ET on (1) April 21, 2024 for shares held in a Plan and (2) April 23, 2024 if you are a registered shareholder. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V36449-P04472KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYW.W. GRAINGER, INC. The Board of Directors recommends you vote FOR the following:1.Election of Directors Nominees: 1a. Rodney C. Adkins 1b. George S. Davis 1c. Katherine D. Jaspon 1d. Christopher J. Klein 1e. Stuart L. Levenick 1f. D.G. Macpherson 1g. Cindy J. Miller 1h. Neil S. Novich 1i. Beatriz R. Perez 1j. E. Scott Santi 1k. Susan Slavik Williams For Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! ! 1l.Lucas E. Watson1m. Steven A. WhiteThe Board of Directors recommends you vote FOR proposals 2 and 3.2.Proposal to ratify the appointment of Ernst & Young LLP as independent auditor for the year ending December 31, 2024. 3.Say on Pay proposal to approve on a non-binding advisory basis the compensation of W.W. Grainger, Inc.'s Named Executive Officers. NOTE: In their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof. For Against Abstain! ! !! ! !For Against Abstain! ! !! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

This material is being sent to you by reason of your being a registered shareholder or your participation in one or more of the following plans available to eligible employees ofW.W.Grainger, Inc. and/or its subsidiaries: W.W. Grainger, Inc. Retirement Savings Plan W.W. Grainger, Inc. 401(k) Plan Employee Stock Purchase Plan Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice & Proxy Statement, and the Annual Report are available at www.proxyvote.com.V36450-P04472W.W. GRAINGER, INC.Annual Meeting of ShareholdersApril 24, 2024 10:00 AM CDTThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoints D.G. Macpherson, Nancy L. Berardinelli-Krantz, and Deidra C. Merriwether, and each of them, proxies of the undersigned with full power of substitution to represent the undersigned and to vote all of the shares of the Common Stock of W.W. Grainger, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders of W.W. Grainger, Inc., to be held on April 24, 2024, at 100 Grainger Parkway, Lake Forest, IL 60045, and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present and voting.A majority of proxies or substitutes who shall be present at the meeting may exercise all powers hereunder. All proxies will be voted as specified. If no specification is made, the proxy will be voted FOR items 1, 2 and 3. The proxy holders reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable director nominees in their sole discretion.Continued and to be voted, signed and dated on reverse side